UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.1a-11(c) or ss.240.1a-12


                              GULFWEST ENERGY INC.
                (Name of Registrant as Specified In Its Charter)


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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the
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     5)   Total fee paid.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                              GULFWEST ENERGY INC.
                          480 N. Sam Houston Parkway E.
                                    Suite 300
                              Houston, Texas 77060

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on June 1, 2005

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of GulfWest Energy Inc. will be held on Wednesday, June 1, 2005 at 1:30 p.m. local time, at 480 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060, (281) 820-1919, for the following purposes:

     (1)  To elect two directors to hold office until the next annual meeting of
          shareholders   and  until  their   successors  are  duly  elected  and
          qualified.

     (2) To approve the merger of GulfWest Energy Inc. into a wholly owned Delaware subsidiary, Crimson Exploration Inc., to effectuate the change of our state of incorporation from Texas to Delaware and to increase the number of authorized shares of common stock from 80 million to 200 million.

     (3)  To approve the 2004 Stock Option and Compensation Plan.

     (4)  To approve the 2005 Stock Incentive Plan.

     (5) To consider and act upon such other business as may properly come before the meeting or any adjournments or postponement thereof.

     The close of business on April 15, 2005 has been fixed as the record date for determining shareholders entitled to notice of, and to vote at, the meeting or any adjournments or postponement thereof. For at least 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be open to any shareholder's examination during ordinary business hours at our offices at 480 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060.

     A proxy for the meeting and a proxy statement with information concerning the matters to be acted upon is enclosed herewith.

                                             By Order of the Board of Directors


                                             /s/ Jim C. Bigham
                                             -----------------------------------
                                             Jim C. Bigham
                                             Secretary
Houston, Texas
May 4, 2005

Your vote is important no matter how large or small your holdings may be. If you do not expect to be present at the meeting in person, you are urged to immediately complete, date, sign, detach and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

                              GULFWEST ENERGY INC.
                          480 N. Sam Houston Parkway E.
                                    Suite 300
                              Houston, Texas 77060

                                 PROXY STATEMENT

                                       For

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 1, 2005

     The Board of Directors (the "Board") of GulfWest Energy Inc. (the "Company" or "GulfWest") is furnishing this proxy statement to shareholders beginning on or about May 4, 2005 in connection with a solicitation of proxies for use at the annual meeting of shareholders to be held on Wednesday, June 1, 2005, at 1:30 p.m. local time, at 480 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060, (281) 820-1919, and at all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

     All shares represented by a valid proxy, properly executed, duly returned to us and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted (i) FOR the two nominees for election as directors named herein under "Election of Directors", (ii) FOR our merger into Crimson Exploration Inc., a Delaware corporation and our wholly owned subsidiary, to effectuate the change of our state of incorporation from Texas to Delaware and to increase the number of authorized shares of common stock from 80 million to 200 million, (iii) FOR the 2004 Stock Option and Compensation Plan and (iv) FOR the 2005 Stock Incentive Plan, and at the discretion of the person named as proxy with regard to any other matter that may properly come before the Annual Meeting.

     Executing a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time by giving written notice thereof to GulfWest Energy Inc., 480 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060, Attention: Jim C. Bigham.

                        RECORD DATE AND VOTING SECURITIES

     The record date for determining the shareholders entitled to vote at the Annual Meeting is the close of business on April 15, 2005 (the "Record Date"). On that date, 26,941,117 shares of our Class A Common Stock, par value $.001 per share ("Common Stock"), were outstanding and entitled to vote. In deciding all questions and other matters, a holder of Common Stock on the Record Date may cast one vote for each share of Common Stock registered in his or her name. Shares of our Series G Convertible Preferred Stock, par value $.01 per share (the "Series G Preferred Stock"), and shares of our Series H Convertible Preferred Stock, par value $.01 per share (the "Series H Preferred Stock"), may vote on an as converted basis with the Common Stock with respect to matters on which approval of our shareholders may be required. However, with respect to the election of directors, the Series G Preferred Stock is entitled to elect a majority of our directors, but not the remaining directors, which the holders of the Common Stock and Series H Preferred Stock are entitled to elect and for which proxies are being solicited by this statement. On the Record Date, 81,000 shares of Series G Preferred Stock, representing the voting power of 45,315,631 shares of Common Stock, and 6,500 shares of Series H Preferred Stock, representing the voting power of 9,285,714 shares of Common Stock, were outstanding. Our Series D Preferred Stock (the "Series D Preferred Stock") and Cumulative Convertible Preferred Stock, Series E (the "Series E Preferred Stock"), $.01 par value per share, of which 8,000 and 9,000 shares, respectively, are outstanding, do not have voting rights unless required by law or as set forth in their respective Statements of Resolution.

     A significant portion of our capital stock's voting power is held by one investor and by our management. See "Security Ownership of Certain Beneficial
Owners and Management" and, in particular, the section titled "Change in Control" within that Section.

                                QUORUM AND VOTING

     To be validly approved by the shareholders, each proposal described herein, other than the proposal regarding the election of directors and the proposal to merge the Company into a wholly owned Delaware subsidiary to effectuate the change of our state of incorporation from Texas to Delaware, must be approved by the affirmative vote of a majority of votes that are actually voted at the Annual Meeting in respect of the shares of Common Stock, Series G Preferred Stock and Series H Preferred Stock. Each director nominee must be elected by a plurality of votes cast by holders of the Common Stock and Series H Preferred Stock entitled to vote at the Annual Meeting. The proposal to change our state of incorporation from Texas to Delaware must be approved at the Annual Meeting by the affirmative vote of (i) a majority of votes entitled to be cast in respect of the shares of Common Stock, Series G Preferred Stock and Series H Preferred Stock, voting together as a single class, and (ii) a majority of each of the Common Stock, Series G Preferred Stock and Series H Preferred Stock, each voting by itself separately as a class. Each share of Common Stock is entitled to one vote per share. Each share of Series G Preferred Stock votes on an as converted basis with the Common Stock on the proposals described in this statement, except for the proposal regarding the election of directors, in which case each share is not entitled to vote, and except to the extent the Series G Preferred Stock is entitled to vote as a separate class, in which case each share is entitled to one vote per share, and currently has a conversion price of $.90 a share; on a fully converted basis the 81,000 shares of Series G Preferred Stock (including accrued and unpaid dividends to March 31) would convert into 45,315,631 shares of Common Stock. Each share of Series H Preferred Stock votes on an as converted basis with the Common Stock on the proposals described in this statement except to the extent the Series H Preferred Stock is entitled to vote as a separate class, in which case each share is entitled to one vote per share, and currently has a conversion price of $.35 a share; on a fully converted basis the 6,500 shares of Series H Preferred Stock would convert into 9,285,714 shares of Common Stock.

     Only votes cast "for" a matter constitute affirmative votes. One-third of the issued and outstanding shares of Common Stock and Series G Preferred Stock and Series H Preferred Stock (on an as converted basis) are necessary to constitute a quorum to transact business. Each share represented at the Annual Meeting in person or by Proxy will be counted towards a quorum. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or a vote "against" our proposal to change our state of incorporation. "Broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter), if any, are counted for purposes of determining the existence of a quorum but will have no effect on the outcome of the proposals to elect the two director nominees or to approve the 2004 Stock Option and Compensation Plan or the 2005 Stock Incentive Plan.

                                   Proposal 1
                              Election of Directors

     The Board consists of five directors, a majority of which the Series G Preferred Stock, voting as a class, is entitled to elect. The two director nominees indicated below which the holders of the Common Stock and Series H Preferred Stock are entitled to vote on as a single class have been nominated by the Board for election to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The two nominees below were recommended by management and the Board using its vast network of industry contacts to pursue respected, experienced industry veterans that will provide valuable guidance to management and the Board going forward. J. Virgil Waggoner, a current director and Chairman of the Board, and John E. Loehr, also a current director, are not standing for re-election in order to more actively pursue other interests. We intend to elect a new Chairman of the Board shortly after the Annual Meeting at the first meeting of the Board. The Board is profoundly grateful to Mr. Waggoner and Mr. Loehr for their service to the Company over the years including in guiding the Company through the successful financing with Oaktree Capital. Allan D. Keel, B. James Ford and Skardon F. Baker, who were elected by the holders of the Series G Preferred Stock on February 28, 2005, have been nominated for re-election to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

     It is expected that the two nominees named below will be able to accept such nominations. If either nominee for any reason is unable or is unwilling to serve at the time of the Annual Meeting, the Proxy holder may vote the Proxy for a substitute nominee or nominees. The following sets forth information as to the two nominees for election at the Annual Meeting, as well as the three directors elected by the holders of the Series G Preferred Stock, including their ages, present principal occupations, other business experience during the last five years, and directorships in other publicly-held companies.

        THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF
                       EACH OF THE NOMINEES LISTED BELOW.

                             DIRECTORS AND NOMINEES

                                                                      Year First
                                                                       Elected
              Name             Age               Position              Director

   Allan D. Keel                45       President, Chief Executive       2005
                                          Officer and Director

   B. James Ford                36       Director                         2005

   Skardon F. Baker             35       Director                         2005

   Lee B. Backsen               64       Nominee                            *

   Lon McCain                   57       Nominee                            *

     Allan D. Keel was appointed Chief Executive Officer and President and joined the Company's board of directors on February 28, 2005. Before joining Gulfwest, Mr. Keel was Vice President/General Manager of Westport Resources, Houston office, during 2004. In this role he was responsible for Westport Resources' Gulf of Mexico operations including acquisitions, development and exploration. In 2003, Mr. Keel served as a consultant to both domestic and international companies in building their presence in the Gulf of Mexico. From mid 2000 until mid 2001, Mr. Keel served as a Vice President at Enron Energy Finance where he worked on private equity transactions and volumetric production payments. From mid 2001 through 2002, Mr. Keel served as President and CEO of Mariner Energy Company, a majority owned affiliate of Enron. Subsequent to Enron's bankruptcy and its decision to sell Mariner, Mr. Keel partnered with Oaktree Capital Management, LLC in an effort to acquire the company. From 1996 until mid-2000, Mr. Keel was Vice President/General Manager for Westport Resources, where he built the Gulf of Mexico division from a grassroots effort. From 1984 to 1996, Mr. Keel was with Energen Resources where he directed the company's exploration, joint venture and acquisition activities. He received BS and MS degrees in geology from the University of Alabama and an MBA from the Owen School of Management at Vanderbilt University. Mr. Keel was appointed pursuant to the terms of the Series G Preferred Stock, the majority of which is held by OCM GW Holdings, LLC whose ultimate parent is Oaktree Capital Management, LLC.

     B. James Ford became a member of the Company's board of directors on February 28, 2005. Mr. Ford is a Managing Director of Oaktree Capital Management, LLC. Before joining Oaktree in June 1996, Mr. Ford was a consultant with McKinsey & Co., and a financial analyst in the Investment Banking Department of PaineWebber Incorporated. Mr. Ford earned a Bachelor of Arts in Economics from the University of California at Los Angeles and an MBA from the Stanford University Graduate School of Business. He currently serves as a director of Cebridge Connections, LLC and National Mobile Television. Mr. Ford was appointed pursuant to the terms of the Series G Preferred Stock, the majority of which is held by OCM GW Holdings, LLC whose ultimate parent is Oaktree Capital Management, LLC.

     Skardon F. Baker became a member of the Company's board of directors on February 28, 2005. Mr. Baker is a Vice President of Oaktree Capital Management, LLC. Before joining Oaktree in 2004, Mr. Baker spent four years at J.P. Morgan Chase & Co. and its predecessor organizations, serving most recently as a Vice President in the Mergers and Acquisitions group responsible for identifying and executing leveraged transactions for the firm's financial sponsor client base. Mr. Baker also served as Executive Aide to Geoff Boisi and Don Layton, co-CEOs of JP Morgan's investment bank. Before that, Mr. Baker was a Director and Associate at The Beacon Group, LLC, a merger advisory and private investment firm. Before Beacon, Mr. Baker received an MBA from Harvard Business School and a JD from the University of Texas School of Law, where he was Associate Editor of The Texas Law Review. During his time in graduate school, Mr. Baker worked at McKinsey & Co. and Vinson & Elkins, LLP. Before graduate school, Mr. Baker served as Chief Speechwriter and Special Assistant for the Office of Governor George W. Bush. Before that, he was a Lieutenant in the United States Army. Mr. Baker received a BA degree in Government magna cum laude from Harvard University. Mr. Baker was appointed pursuant to the terms of the Series G Preferred Stock, the majority of which is held by OCM GW Holdings, LLC whose ultimate parent is Oaktree Capital Management, LLC.

     Lee B. Backsen, a new nominee, is Vice President - Exploration for Andex Resources, LLC, a private oil and gas producing company, with responsibility for sourcing exploration joint ventures. From 2000 until joining Andex in 2004, Mr. Backsen was a consulting geologist for Continental Land & Fur Co., Inc. and Grant Geophysical, Inc., for whom he screened exploratory prospects in the Texas and Louisiana Gulf Coast Basins. Prior to establishing his consulting practice in 2000, Mr. Backsen spent over 35 years in the industry in senior exploration management positions with Burlington Resources Inc., UMC Petroleum Corporation, General Atlantic Gulf Coast Inc., Kerr McGee Corporation, Pelto Oil Company, Spectrum Oil and Gas Company and Shell Oil Company. Mr. Backsen earned Bachelor of Science degree and Masters of Science degree in Geology from Iowa State University.

     Lon McCain, a new nominee, was Vice President, Treasurer and Chief Financial Officer of Westport Resources Corporation, a large, publicly traded exploration and production company, from 2001 until the sale of that company to Kerr McGee Corporation in 2004. From 1992 until joining Westport, Mr. McCain was Senior Vice President and Principal of Petrie Parkman & Co., an investment banking firm specializing in the oil and gas industry. From 1978 until joining Petrie Parkman, Mr. McCain held senior financial management positions with Presidio Oil Company and Petro-Lewis Corporation and Ceres Capital. Mr. McCain received a B.S. of Business Administration and a Masters of Business Administration/Finance from the University of Denver. Mr. McCain has also been an Adjunct Professor of Finance at the University of Denver since 1982.

     Directors are elected annually and hold office until the next annual meeting or until their successors are duly elected and qualified. The Board met five times during 2004. No director during the last fiscal year attended fewer than 75% of the total number of meetings of boards and committees on which that director served during that year.

     Shareholders desiring to communicate with the Board should do so by sending regular mail to Board of Directors, 480 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060. We believe our responsiveness to shareholder communications to the Board has been excellent.

     The Company encourages, but does not require, directors to attend annual meetings of shareholders. At the Company's 2004 shareholder meeting, all members of the board at the time of the meeting attended.

Code of Ethics

     The Board has not adopted a "code of ethics" defined by the applicable rules of the SEC. Following the preferred stock transactions that resulted in a change in control of the Company in February 2005 (See "Security Ownership of Certain Beneficial Owners and Management"), which included the addition of three new members to our board of directors and the resignation of three members, our reconstituted board has not yet had an opportunity to adopt a code of ethics, but intends to do so.

                          BOARD MEETINGS AND COMMITTEES

     Our Board has established an audit committee and a compensation committee. However, as a result of the February 2005 transactions which resulted in a change in control of the Company, we are currently in the process of reconstituting these committees. (See "Security Ownership of Certain Beneficial Owners and Management".) As a result, our full board is currently performing the functions of these two committees until such time as new committee members are appointed except that, from time to time as necessary, B. James Ford and Skardon
F. Baker have been acting as interim members of the compensation committee to address compensation issues relating to our named executive officers. Although our board has not made a formal determination on the matter, under current Nasdaq listing standards (which we are not currently subject to), we believe that Skardon F. Baker would be considered an independent director.

     The audit committee was established to review and appraise the audit efforts of our independent auditors, and monitor our accounts, procedures and internal controls. During 2004, the committee was initially comprised of Mr. John E. Loehr (Chairman), Mr. J. Virgil Waggoner, and Mr. M. Scott Manolis. The Board had made a determination that Mr. Loehr was an independent financial expert. When Mr. Loehr was elected Chief Executive Officer on May 12, 2004, he resigned from the audit committee. Mr. Manolis was elected Chair of the audit committee and Mr. Marshall A. Smith III was appointed to that committee. The Board did not determine whether this newly constituted audit committee had an independent financial expert. The committee met two times during 2004. On February 28, 2005, effective at the closing of the February 2005 preferred stock transactions that resulted in a change in control of the Company, Mr. Manolis, Mr. Smith and Thomas Kaetzer resigned as members of our board of directors. Mr. Waggoner and Mr. Loehr remained as directors and B. James Ford, Skardon F. Baker and Allan D. Keel were elected to fill the vacancies resulting from the resignation of such three directors. Following these transactions, the Board has not had an opportunity to appoint new members to the audit committee or determine whether the newly constituted audit committee will have an independent financial expert and, if it will, who that individual will be.

     The function of the compensation committee is to fix the annual salaries and other compensation for our officers and key employees. During 2004, the committee was comprised of Mr. J. Virgil Waggoner (Chairman), Mr. John E. Loehr and Mr. M. Scott Manolis. Mr. Loehr resigned from the committee on May 12, 2004 when he became Chief Executive Officer. The committee met one time during 2004. As a result of the February 2005 transactions we have not yet had an opportunity to appoint permanent members to the compensation committee. However, B. James Ford and Skardon F. Baker have acted as interim members of the compensation committee from and after February 28, 2005 from time to time as necessary.

     The Board does not have a nominating committee. We believe that the entire board is able to fulfill the functions of a nominating committee. In any event, the directors elected solely by the Series G Preferred Stock, constituting a majority of directors, are entitled to nominate the directors to be elected by the holders of the Series G Preferred Stock or, if there are no such directors, holders of a majority of the Series G Preferred Stock may nominate the nominees for election as such directors, and the following discussion is so qualified by the rights of the holders of the Series G Preferred Stock and their elected directors. We do not have a charter addressing director nominations.

     The Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand financial statements and having the highest personal integrity and ethics. The Board also considers such factors as relevant expertise and experience, ability to devote sufficient time to the affairs of the Company, demonstrated excellence in his or her field, the ability to exercise sound business judgment and the commitment to rigorously represent the long-term interests of the Company's shareholders. Candidates for director will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of shareholders.

     The Board does not have a formal process for identifying and evaluating nominees for directors. Instead, it uses its network of contacts to identify potential candidates. The Board will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board. The Board will meet to discuss and consider such candidates' qualifications and then select a nominee for recommendation to the Board by majority vote, subject to the rights of the holders of the Series G Preferred Stock and their elected directors to nominate and elect a majority of directors.

     The  Board  has  not  established   procedures  for  considering   nominees
recommended by shareholders.

                            COMPENSATION OF DIRECTORS

     The shareholders approved an amended and restated Employee Stock Option Plan on May 28, 1998, which was further amended and restated effective April 1, 2001 to increase the number of authorized shares to 2 million (and terminated on February 11, 2004), which included a provision for the payment of reasonable fees in cash or stock to directors. Effective July 15, 2004 the Board established a 2004 Stock Option and Compensation Plan in which directors were eligible to participate. The Board approved a 2005 Stock Incentive Plan effective February 28, 2005, which includes directors as eligible participants under the plan. Due to limited capital resources, no fees were paid to directors in 2004.

                               EXECUTIVE OFFICERS

     The following table sets forth information on our executive officers, except for Allan D. Keel whose information is included with the information regarding our directors above:

                                                                      Year First
                                                                       Elected
              Name             Age               Position              Officer

   E. Joseph Grady              52       Senior Vice President and        2005
                                          Chief Financial Officer
   Thomas R. Kaetzer            46       Senior Vice President of         1998
                                          Operations
   Tracy Price                  46       Senior Vice President -          2005
                                          Land/Business Development
   Thomas H. Atkins             46       Senior Vice President -          2005
                                          Exploration
   Jay S. Mengle                51       Senior Vice President -          2005
                                          Engineering
   Richard L. Creel             56       Vice President of Finance and    1998
                                          Controller
   Jim C. Bigham                69       Vice President and Secretary     1991

     E. Joseph Grady was appointed Vice President and Chief Financial Officer on February 28, 2005. E. Joseph Grady is managing director of Vision Fund Advisors, Inc., a financial advisory firm he co-founded in 2001. Mr. Grady has over twenty-five years of financial, operational and administrative experience. He was formerly Senior Vice President - Finance and Chief Financial Officer of Texas Petrochemicals Holdings, Inc. from April 2003 to July 2004 and Vice President - Chief Financial Officer and Treasurer of Forcenergy Inc. from 1995 to 2001.

     Thomas R. Kaetzer was appointed Senior Vice President and Chief Operating Officer of the Company on September 15, 1998. From December 21, 1998 to February 28, 2005 he served as President and a director. Effective April 1, 2005, he was appointed as Senior Vice President of Operations. He was Chief Executive Officer from March 20, 2001 until May 12, 2004. Prior to joining GulfWest, Mr. Kaetzer had 17 years experience in the oil and gas industry, including 14 years with Texaco Inc., which involved the evaluation, exploitation and management of oil and gas assets. He has both onshore and offshore experience in operations and production management, asset acquisition, development, drilling and workovers in the continental U.S., Gulf of Mexico, North Sea, Colombia, Saudi Arabia, China and West Africa. Mr. Kaetzer has a Masters Degree in Petroleum Engineering from Tulane University and a Bachelor of Science Degree in Civil Engineering from the University of Illinois.

     Tracy Price was appointed Senior Vice President - Land/Business Development on April 1, 2005. Mr. Price joined the Company after serving as the Senior Vice President - Land/Business Development for The Houston Exploration Company from 2001 until joining the Company. Prior to his tenure at The Houston Exploration Company, Mr. Price served as Manager of Land and Business Development for Newfield Exploration Company between 1990 and 2001. From 1986 to 1990 Mr. Price was Land Manager for Apache Corporation. Prior to Apache, Mr. Price has also served in similar land management capacities at Challenger Minerals Inc. and Phillips Petroleum Company. Mr. Price received his BBA in Petroleum Land Management from the University of Texas.

     Thomas H. Atkins was appointed Senior Vice President - Exploration on April 1, 2005. Mr. Atkins joined the Company after serving as the General Manager - Gulf of Mexico for Newfield Exploration Company where he was employed from 1998 until joining the Company. Prior to his tenure at Newfield, Mr. Atkins served in various exploration capacities with EOG Resources and its predecessor companies from 1984 to 1998, including prospect generator, development geologist and finally as Exploration Manager. Mr. Atkins also worked at the Superior Oil Company from 1981 through 1984. Mr. Atkins received a BS in Geology from the University of Oklahoma.

     Jay S. Mengle was appointed Senior Vice President - Engineering on April 1, 2005 after serving as the Shelf Asset Manager - Gulf of Mexico for Kerr McGee Corporation subsequent to the 2004 merger with Westport Resources. Mr. Mengle was with Westport Resources from 1998 to 2004, where he started Westport's Gulf Coast/Gulf of Mexico drilling and production operations. Prior to joining Westport, Mr. Mengle also served in various drilling, production and marketing management capacities at Norcen Energy Resources, Kirby Exploration and Mobil Oil Corp. Mr. Mengle received his BS in Petroleum Engineering from the University of Texas.

     Richard L. Creel has served as controller of the Company since May 1, 1997 and was elected vice president of finance on May 28, 1998. Prior to joining the Company, Mr. Creel served as Branch Manager of the Nashville, Tennessee office of Management Reports and Services, Inc. He has also served as controller of TLO Energy Corp. He has extensive experience in general accounting, petroleum accounting and financial consulting and income tax preparation.

     Jim C. Bigham has served as Secretary since 1991 and as Executive Vice President of the Company from 1996 to February 2005, when he became Vice President. Prior to joining the Company, he held management and sales positions in the real estate and printing industries. Mr. Bigham is also a retired United States Air Force Major. During his military career, he served in both command and staff officer positions in the operational, intelligence and planning areas.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information regarding compensation paid to our chief executive officers and another executive officer (and an individual for whom disclosure would be provided but for the fact that he was not serving as an executive officer) whose total annual compensation was $100,000 or more during the last fiscal year ended December 31, 2004.

                                             Annual Compensation                      Long Term Compensation Awards
                             --------------------------------------------------- ---------------------------------------
                                                                       Other
                                                                       Annual     Restricted                 All Other
                                                                      Compen-       Stock                    Compen-
Name and Principal Position    Year End     Salary($)     Bonus($)    sation($)   (Awards($)    Options(#)   sation(s)
---------------------------- ------------ ------------ ------------- ----------- ------------ ------------- ------------
John E. Loehr(1)
Chief Executive Officer           2004         -            -              -           -            -             -
                                  2003         -            -              -           -            -             -
                                  2002         -            -              -           -            -             -

Thomas R. Kaetzer(2)
President                         2004    $  150,000        -         $   25,000       -          210,000(2)      -
                                  2003    $  150,000        -         $   25,000       -            -             -
                                  2002    $  144,167        -         $   25,000       -          100,000(2)     (3)

Marshall A. Smith(4)              2004    $  150,000        -         $   25,000       -            -             -
                                  2003    $  150,000        -         $   25,000       -            -             -
                                  2002    $  150,000        -         $   25,000       -            -             -

-------------------

(1) During 2004 Mr. Loehr, a director, served as Chief Executive Officer from May 12, 2004. He received no compensation for his services as Chief Executive Officer.
(2) Mr. Kaetzer joined us as Chief Operating Officer in September, 1998, was elected President in December, 1998 and was elected Chief Executive Officer on March 20, 2001. He served as Chief Executive Officer until May 12, 2004. He received a base annual salary of $150,000, plus a $25,000 annual contribution to a life insurance savings account paid monthly. In his employment agreement, Mr. Kaetzer was entitled to receive 5-year warrants to purchase 300,000 shares of Common Stock to be issued 100,000 each year over a three year period, beginning in 2002. After receiving warrants to purchase 100,000 shares of Common Stock in 2002, Mr. Kaetzer elected to receive options rather than warrants. In 2003, Mr. Kaetzer elected to defer receipt of options to purchase 100,000 shares of Common Stock until 2004.

(3) During 2002, pursuant to his employment agreement, Mr. Kaetzer received warrants to purchase 100,000 shares of Common Stock exercisable at $0.75 a share. At March 31, 2005, the closing price for a share of our Common Stock was $1.16 and on April 30, 2002, the date on which the warrants were received, the closing price was $.56 a share.
(4) Mr. Smith served as Chief Executive Officer until March 20, 2001 and as Chairman of the Board until his resignation on May 11, 2002. As Chairman of the Board, Mr. Smith devoted full time to the business. Effective June 1, 2002, he resigned as an executive officer and became a paid consultant at an annual fee of $150,000, plus a $25,000 annual contribution to a life insurance savings account to be paid monthly. His consulting agreement expired September 30, 2004.

Option Grants During 2004

     The following table sets forth certain information concerning stock options granted to the named executive officers during the year ended December 31, 2004.

                                                  Percent of
                                                     Total
                                   Number of        Options
                                   Securities     Granted to      Exercise                      Grant Date
                                   Underlying      Employees       or Base                       Present
                                    Options        in Fiscal        Price       Expiration      Value ($)
               Name               Granted (#)        Year         ($/share)        Date            (1)
     --------------------------   -------------   ------------   ------------   ------------   -------------

     Thomas R. Kaetzer              100,000            7%         $  0.75        7/15/2009        $22,000
                                    110,000            7%            0.45         9/1/2008         29,700

-----------------

(1) Present value for this option was estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions: (1) risk free interest rate 2004- 3.0%, 2003 - 3.0%; 2002 - 3.0%; (2) weighted average  expected  life 2004- 3.0,  2003 - 3.4;  2002 - 3.6;  (3)  expected volatility  of 2004-  94.32%,  2003 - 147.43%;  2002 - 101.73%;  and (4) no
     expected dividends. The present value of stock options granted is based on a theoretical option-pricing model. In actuality, because the company's employee stock options are not traded on an exchange, optionees can receive no value nor derive any benefit from holding stock options under these plans without an increase in the market price of the company's stock. Such an increase in stock price would benefit all shareholders commensurately.


Option Exercises During 2004 and
Year End Option Values

                                                                     Value of
                                                                    Unexercised
                                        Number of Securities       In-the-Money
                                       Underlying Unexercised     Options at FY
                                        Options at FY End(1)        End(2) ($)
                                            Exercisable/           Exercisable/
                  Name                     Unexercisable          Unexercisable

John E. Loehr(3)                              20,000/0                $ 2,600
Thomas R. Kaetzer(3)(4)                      210,000/0                 60,300
Marshall A. Smith                             20,000/0                  2,600


---------------

(1) No shares were acquired or value realized upon the exercise of options since no options were exercised by the named executive officers in 2004.
(2) A market price of $0.88 a share was used based on the closing price of our Common Stock at December 30, 2004, the last day of the fiscal year on which a closing price for our common stock was reported.
(3) Does not include 100,000 and 125,000 warrants exercisable by Mr. Kaetzer at December 31, 2004 for $.75 and $.875 a share, respectively, or 270,000 warrants held by Mr. Loehr at December 31, 2004 exercisable for $.75 a share. Mr. Kaetzer's warrants for 100,000 shares of Common Stock exercisable at $.875 a share expired in January 2005.
(4) Includes options for 100,000 and 110,000 shares exercisable for $.75 and $.45 a share, respectively.

Repricing of Options

     The following table sets forth information regarding all "repricing" of options held by any named executive officer during fiscal year 2004. The table heading and the column heading below use the terms "repriced" or "repricing" as required by the applicable regulation; however, the options described below were received in connection with a cancellation and regrant of options. The Board believes that granting stock options motivates high levels of performance and provides an effective way to recognize employee contributions. Effective July 15, 2004, the Board at the time determined to cancel options previously held by the one named executive officer included in the table below, representing 10,000 shares, and options previously held by certain eligible employees, representing 271,000 shares, and to grant new options with a lower exercise price, $0.45 a share, equal to the market value of the shares on the new grant date. By doing so, they intended to provide these individuals with the benefit of owning options that, over time, may have a greater potential to increase in value, which creates better performance incentives and therefore maximizes shareholder value.

         This report is submitted by the members of the Board:

                                                             Allan D. Keel
                                                             B. James Ford
                                                             Skardon F. Baker
                                                             J. Virgil Waggoner
                                                             John E. Loehr

                                OPTION REPRICING

                                                                                                              Length of
                                                                                                               original
                                                           Market price                                      option term
                                            Number of       of stock at       Exercise                       remaining at
                                            securities        time of      price at time                       date of
                                            underlying     repricing or     of repricing     New exercise     repricing or
         Name                 Date           options         amendment      or amendment         price         amendment
-----------------------  ---------------  ---------------  --------------  ---------------  --------------  ---------------
Thomas R. Kaetzer         July 15, 2004           10,000       $   0.45        $    1.20        $   0.45        13 months
then, President


     The  following   table  shows  the  Company's   shareholder   approved  and
non-shareholder approved equity compensation plans:

                                                                                                    Number of
                                                                                                    securities
                                                                                               remaining available
                                                                                               for future issuance
                                                                                                   under equity
                                        Number of securities to        Weighted-average         compensation plans
                                        be issued upon exercise        exercise price of            (excluding
                                        of outstanding options,      outstanding options,           securities
                                          warrants and rights         warrants and rights      reflected in column
           Plan Category                                                                               (a))
------------------------------------    -------------------------    ----------------------    ---------------------
                                                  (a)                         (b)                      (c)
Equity compensation plans approved                      424,000                     $1.02                       0
        by security holders
  Equity compensation plans not                       3,195,000                      $.61                       0
   approved by security holders
               Total                                  3,619,000                                                 0


     Our only equity compensation plan with outstanding options that has been approved by security holders to date is our amended and restated Employee Stock Option Plan, which terminated in February 2004.

     Since 1996 we have occasionally issued warrants to employees, consultants and directors as additional compensation. These warrants have exercise prices at $.75 per share and entitle the warrant holders to purchase up to 840,000 shares of Common Stock. The warrants exercisable for Common Stock contain certain anti-dilution provisions and have expiration dates from May 1, 2006 to October 31, 2008.

     Additionally, warrants have occasionally been issued to lenders or guarantors on loans to us as additional consideration for entering into the loans or guaranties. These warrants have an exercise price ranging from $.01 to $.75 per warrant and entitle the warrant holders to purchase up to 855,000 shares of Common Stock. A director of the Company has 625,000 of these warrants. The warrants contain certain anti-dilution provisions and have expiration dates ranging from May 15, 2005 to March 4, 2008.

     The features of the 2004 Stock Option and Compensation Plan and 2005 Stock Incentive Plan are described in Proposals 3 and 4, respectively.

     We have issued 22,400,000 options at a weighted-average exercise price of $1.42 under the 2005 Stock Incentive Plan (see "Executive Compensation"). The aggregate number of shares of our Common Stock that may be issued and outstanding pursuant to the exercise of awards under the Plan may not exceed 28,525,000 shares, reduced by 1,525,000, the number of shares of underlying options and awards granted under the 2004 Plan.

     Although we are seeking approval of the 2004 Stock Option and Compensation Plan, neither the plan itself nor the 1,500,000 outstanding grants under the plan are contingent on obtaining shareholder approval, and they are included in the table above, together with the 1,695,000 warrants outstanding, as grants pursuant to equity compensation plans not approved by security holders.

     The weighted-average exercise price of our 1,695,000 outstanding warrants and 1,500,000 outstanding options under the 2004 Stock Option and Compensation Plan is $.74 and $.47, respectively.

Employment Agreements

     Effective October 1, 2001, we entered into an Employment Agreement with Mr. Thomas R. Kaetzer, former President and Chief Executive Officer for a period of three years. Under the Employment Agreement, Mr. Kaetzer received a base annual salary of $150,000, plus a $25,000 annual contribution to a life insurance savings account to be paid monthly. Under his Employment Agreement, Mr. Kaetzer was entitled to receive 5-year warrants to purchase 300,000 shares of Common Stock to be issued 100,000 each year over a three year period, beginning in 2002. Except for the warrants for 100,000 shares of Common Stock issued in April 2002, Mr. Kaetzer elected to receive options to purchase Common Stock. In the event of a change of control, Mr. Kaetzer would have had the option to continue as an employee under the terms of the Employment Agreement or receive a lump-sum cash severance payment equal to 200% of his annual base salary for the year following the change of control. The Employment Agreement terminated by its terms on September 30, 2004.

     Effective June 1, 2002, we entered into a Consulting Agreement with Mr. Marshall A. Smith III, which expired September 30, 2004. Under the Consulting Agreement, Mr. Smith received an annual consulting fee of $150,000, plus a $25,000 annual contribution to a life insurance savings account to be paid monthly. In the event of a change of control, Mr. Smith would have had the option to continue as a consultant under the terms of the Consulting Agreement or receive a lump-sum cash severance payment equal to 200% of his annual consulting fee for the year following the change of control. The Consulting Agreement terminated by its terms on September 30, 2004.

     Effective February 28, 2005, we entered into employment agreements with two officers, Allan D. Keel (President and Chief Executive Officer) and E. Joseph Grady (Senior Vice President and Chief Financial Officer). Each agreement has a term of three years with automatic yearly extensions unless we or the officer elects not to extend the agreement. Each agreement provides for a base salary and, starting in calendar year 2006 and thereafter, an annual discretionary bonus of 0% to 100% of each officer's base salary to be established by our Board or a duly authorized committee. Mr. Keel will receive a base salary of $240,000 per year and a first year bonus of $120,000 for the year ending December 31, 2005, payable on or before February 26, 2006. Mr. Grady will receive a base salary of $220,000 per year and a first year bonus of $110,000 for the year ending December 31, 2005, payable on or before February 25, 2006.

     Effective April 1, 2005, we entered into employment agreements with three newly appointed officers: Tracy Price (Senior Vice President - Land/Business Development); Thomas H. Atkins (Senior Vice President - Exploration); and Jay S. Mengle (Senior Vice President - Engineering). In addition, on April 1, 2005 the Company entered into an Employment Agreement with Thomas R. Kaezter as Senior Vice President of Operations. Each agreement has a term of two years with automatic yearly extensions unless we or the officer elects not to extend the agreement. Each agreement provides for a base salary and, starting in calendar year 2006 and thereafter, an annual discretionary bonus of 0% to 70% of each officer's base salary to be established by our Board or a duly authorized committee. Mr. Price will receive a base salary of $185,000 per year and Mr. Kaetzer, Mr. Atkins and Mr. Mengle will each receive a base salary of $180,000 per year.

     Each of these agreements provides for severance and change-in-control payments in the event we terminate an officer's employment "without Cause" or if the officer terminates for "Good Reason." "Cause" and "Good Reason" are narrowly defined. "Change of Control" is deemed to occur when less than 10% of our Common Stock is beneficially owned by Oaktree Capital Management, LLC and its affiliates. If an officer is terminated by us "without Cause" or the officer resigns for "Good Reason" then that officer will receive (A) a cash amount equal to the greater of (i) two times the sum of the calendar year's base salary and the prior year's discretionary bonus and (ii) $600,000 (or $500,000, in the case of Mr. Price, Mr. Mengle, Mr. Atkins and Mr. Kaetzer) and (B) health insurance benefits for two years from the termination date. If an officer is terminated by us "without Cause" or the officer resigns for "Good Reason" within 90 days before or 12 months after a Change of Control, payment of the entire cash severance amount will be made in a lump sum on the earlier of the date on which the Change of Control occurs and the officer's effective date of termination. Otherwise, upon termination by us "without Cause" or by the officer for "Good Reason", the officer will receive half of the cash severance amount in a lump sum within 15 days of termination. The remainder of the cash severance payment will be made when the officer gives 30 days' notice to us prior to the conclusion of the 12 month period following the termination date agreeing to comply with non-compete and non-solicitation provisions for an additional 12 months.

     On February 28, 2005, the Company entered into Stock Option Agreements with Mr. Keel and Mr. Grady. Mr. Grady received options to purchase 900,000 shares of the Company's Common Stock at an exercise price of $0.97 per share, options to purchase 1,350,000 shares of the Company's Common Stock at an exercise price of $1.25 per share, and options to purchase 1,800,000 shares of the Company's Common Stock at an exercise price of $1.70 per share. Mr. Keel received options to purchase 2,700,000 shares of the Company's Common Stock at an exercise price of $0.97 per share, options to purchase 4,050,000 shares of the Company's Common Stock at an exercise price of $1.25 per share, and options to purchase 5,400,000 shares of the Company's Common Stock at an exercise price of $1.70 per share.

     On April 1, 2005, the Company entered into Stock Option Agreements with Mr. Price, Mr. Mengle, Mr. Atkins and Mr. Kaetzer. Mr. Price received options to purchase 900,000 shares of the Company's Common Stock at an exercise price of $1.16 per share and options to purchase 1,800,000 shares of the Company's Common Stock at an exercise price of $1.70 per share. Mr. Mengle received options to purchase 450,000 shares of the Company's Common Stock at an exercise price of $1.16 per share and options to purchase 900,000 shares of the Company's Common Stock at an exercise price of $1.70 per share. Mr. Atkins received options to purchase 383,000 shares of the Company's Common Stock at an exercise price of $1.16 per share and options to purchase 767,000 shares of the Company's Common Stock at an exercise price of $1.70 per share. Mr. Kaetzer received options to purchase 333,333 shares of the Company's Common Stock at an exercise price of $1.16 per share and options to purchase 666,667 shares of the Company's Common Stock at an exercise price of $1.70 per share.

     Each set of options granted will become vested and exercisable with respect to 15% of the shares on the first anniversary of the date granted and thereafter at the end of each full succeeding year from the date granted according to the following: 25% on the second anniversary, an additional 25% on the third anniversary and 35% on the fourth anniversary at which time each set of granted options will be vested and exercisable.

Report of the Board on Executive Compensation

     On April 16, 1993, the Board established the Compensation Committee and authorized it to develop and administer an executive compensation system, which will enable us to attract and retain qualified executives. Compensation for the President and Chief Executive Officer, and other executive officers during 2004 was determined by the Compensation Committee which functions under the philosophy that compensation of executive officers, specifically including that of the President and Chief Executive Officer, should be directly and materially linked to the Company's performance. Despite our philosophy regarding executive compensation, Mr. Loehr elected not to receive any compensation when he became Chief Executive Officer in May 2004; Mr. Loehr took over the position from Thomas Kaetzer who in 2001 had entered into an employment agreement with us, which expired in September 2004 (see "Employment Agreements"). Since February 2005 the Board has generally performed the functions of the Compensation Committee, although B. James Ford and Skardon F. Baker have acted as the interim Compensation Committee from time to time as necessary to comply with requirements for action by a committee of two or more outside directors with respect to compensation matters pertaining to our named executive officers.

     The overall compensation policy of the Company is to maximize shareholder return by combining annual and long-term compensation to executives based upon corporate and individual performance. Annual compensation was generally paid in the form of base salary, which during fiscal year 2004 was, other than with respect to employment agreements the Board previously approved and which were in effect until September 2004, based upon the compensation committee's recommendations and taking into account competitive factors and the historic salary structure for various levels of responsibility within the Company, as well as level and scope of responsibility, salaries paid for comparable positions at similarly situated companies and individual and corporate performance, and also taking into account senior management's recommendation as to appropriate compensation for members of management reporting to them. Long-term compensation to executives is built around the Company's stock option programs. In 2005 the Board determined to enter into employment agreements with our president and Chief Executive Officer and other key executive officers providing for a set base salary with an annual discretionary bonus component to award and encourage corporate and individual performance based on the factors described above. Bonus compensation is determined at the discretion of the Board or the compensation committee and will not be considered "performance based compensation" under Section 162(m) of the Internal Revenue Code. Based on our officer's current compensation levels it is unlikely that deduction of such compensation will be limited under Section 162(m) and, thus, the Board determined that it was appropriate to retain discretion to determine compensation within the contractual parameters.

     The Company effects stock option grants from time-to-time as a mechanism for providing long-term, non-cash compensation to executives. The Board believes that stock options are an effective incentive for executives and managers to create value for the Company and its shareholders since the value of an option bears a direct relationship to appreciation in the Company's stock price. By using stock-based compensation, the Company can focus much-needed cash flow, which would otherwise be paid out as compensation, back into the daily operations of the business. Individual stock option grants are subjectively determined based upon a number of factors, including individual performance and prior year's grants. During 2004 there were options issued to purchase 1,525,000 shares of our Common Stock (including 271,000 shares underlying repriced options), 495,000 of which were issued to executive officers, including 10,000 shares underlying repriced options. Grants under the 2004 Stock Option and Compensation Plan, the adoption of which was not contingent on shareholder approval, will not qualify as "performance based compensation" and will be subject to the deduction limits of Section 162(m) of the Internal Revenue Code. However, grants under our 2005 Stock Incentive Plan are intended to qualify as "performance based compensation" and thus not subject to the limits of Section 162(m), subject to shareholder approval of that plan.

     All option grants were made at an exercise price equal to or greater than the fair market value of the underlying stock on the date of grant. Currently, approximately 16.9 million outstanding options have an exercise price greater than $1.03, the closing price of the underlying Common Stock on April 15, 2005.

     This report is submitted by the members of the Board:

                                                             Allan D. Keel
                                                             B. James Ford
                                                             Skardon F. Baker
                                                             J. Virgil Waggoner
                                                             John E. Loehr

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 2004, Messrs. Waggoner, Loehr (until May 12 of that year when he was elected Chief Executive Officer) and Manolis served on the Compensation Committee. During fiscal year 2004 no interlocking relationship existed between any member of the Board or Compensation Committee and any member of the Board or Compensation Committee of any other company.

     During April 2004, entities controlled by Mr. Loehr and Mr. Manolis received 400 and 1,000 shares, respectively, of a series of our preferred stock, in consideration for services performed for the Company, which these entities elected to convert to Common Stock in December of that same year. Another entity which Mr. Loehr managed purchased 200 shares of another series of our preferred stock in April 2004 for $500 per share, which in February 2005 was exchanged for another series of preferred stock which then converted into Common Stock. In addition, an entity co-owned by Mr. Loehr and another director received approximately $1.3 million at the closing of our February 2005 preferred stock offering in consideration for that entity's interest in certain properties which it had acquired from a third party in 2004, in consideration for satisfaction of monetary obligations owed by the Company to that party under an agreement. See "Certain Relationships and Related Transactions" below.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Management and Others

     On February 28, 2005, OCM GW Holdings, LLC purchased 81,000 shares of our Series G Preferred Stock and 2,000 shares of our subsidiary's, GulfWest Oil & Gas Company's, Series A Preferred Stock ("Series A Preferred Stock") for $42 million. Skardon F. Baker, a director, is a vice president of, and B. James Ford, also a director, is a managing director of, Oaktree Capital Management, LLC, the ultimate parent of OCM GW Holdings, LLC.

     In connection with our April 2004 financing, J. Virgil Waggoner, a director, and Star-Tex Trading Co., an entity managed by John E. Loehr, an officer at the time and currently a director, purchased 3,000 shares and 200 shares, respectively, of Series A Preferred Stock at a price of $500 per share. Both Mr. Waggoner and Star-Tex, in connection with the February 2005 offering, elected to exchange those shares for an equal number of shares of Series H Preferred Stock. Star-Tex elected to convert its shares of Series H Preferred Stock to 285,715 shares of the Common Stock effective February 28, 2005.

     In December 2001, the Company and Summit Investment Group Texas L.L.C., entered into an agreement (the "Summit Agreement") relating to the development of oil and gas properties in several counties in Texas. On March 5, 2004, we entered into an Option Agreement for the Purchase of Oil and Gas Leases (the "Addison Agreement") with W. L. Addison Investments L.L.C., a private company owned by Mr. J. Virgil Waggoner and Mr. John E. Loehr, two of our directors ("Addison"). Under the Addison Agreement, Addison agreed to pay Summit, on our behalf, the non-recouped and outstanding advanced funds under the agreement amounting to $1,200,000, thereby retiring the Summit Agreement except for certain surviving obligations with respect to areas of mutual interest and lease bank agreements expiring in 2008 and Summit retained the right to participate up to a 25% working interest in the drilling of any wells on the leases acquired by Addison. For consideration of such payment, Addison acquired certain oil and gas leases and wellbores from Summit but agreed to grant us a 180-day redemption option (which was extended by mutual consent on July 15, 2004) to purchase the same for $1,200,000, plus interest at the prime rate plus 2%. In substitution for an account payable to Summit, we granted Addison a promissory note for $600,000, with interest at the prime rate plus 2%. The Addison promissory note would be considered paid in full if we exercised the redemption option by paying the $1,200,000, plus interest. We exercised the redemption option and Addison received $1,275,353 at the closing of the February 2005 offering and waived its rights under the agreement to retain up to a 25% working interest under the leases.

     As part of the April 2004 refinancing, a former lender agreed to return all 2,000 shares of our Cumulative Convertible Preferred Stock, Series F, par value $.01 per share, it held. Rather than receive the shares as treasury shares (which would have meant cancellation of the series) at our request the former lender transferred 400 of the shares to ST Advisory Corp., an entity owned by John E. Loehr, our former Chief Executive Officer and a current director, 400 of the shares to a financial advisor to the Company, and 200 of the shares to Thomas R. Kaetzer, our President and a director at that time and 1,000 shares to Intermarket Management LLC, an entity partially owned by M. Scott Manolis, one of our directors at that time. These transfers were to compensate Mr. Kaetzer, the financial advisor and the entities controlled by Mr. Loehr and Mr. Manolis for service to the Company. On December 22, 2004, Mr. Kaetzer, Star-Tex and Intermarket Management elected to convert their shares to Common Stock.

     $675,203 of the proceeds from the February 2005 offering went towards the payment of accrued and unpaid dividends on the preferred stock. J. Virgil Waggoner received $469,603 as a result.

     As part of the closing of the February 2005 offering, the investor and the Company agreed to pay certain legal, accounting and other due diligence costs and, also certain closing fees which totaled approximately $3.75 million. Of this certain related parties received the following fees: OCM GW Holdings, LLC $1,000,000; Intermarket Management LLC $500,000 (Mr. Manolis, one of our directors at the time, is an owner of Intermarket Management).

VOTE REQUIRED AND BOARD RECOMMENDATION

     Each of the two director nominees must be elected by a plurality of votes cast by holders of the Common Stock and Series H Preferred Stock entitled to vote at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES TO THE BOARD OF DIRECTORS. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                   Proposal 2
                   Reincorporation of the Company in Delaware
                and Increase in Authorized Shares of Common Stock

     The Board has approved and recommends that the shareholders approve a proposal to merge the Company into a wholly owned Delaware subsidiary, Crimson Exploration Inc., to effectuate a change in our state of incorporation from Texas to Delaware, and to increase the number of authorized shares of common stock from 80 million to 200 million (the "Reincorporation"), subject to approval and adoption by our shareholders of the Agreement and Plan of Merger ("Plan of Merger") in substantially the form of APPENDIX A to this Proxy
Statement. A vote for reincorporation will also be a vote for the merger and Plan of Merger. After the shareholders have approved the proposed Plan of Merger, GulfWest will be merged into a newly organized, wholly owned subsidiary Delaware corporation, Crimson Exploration Inc., that will be the surviving corporation ("Crimson Exploration"). Crimson Exploration currently has no operations. YOU ARE URGED TO READ CAREFULLY THIS PROXY STATEMENT, INCLUDING EACH RELATED APPENDIX REFERENCED IN THIS SECTION AND ATTACHED HERETO BEFORE VOTING ON THE REINCORPORATION.

     In connection with the Reincorporation, our corporate name will change to Crimson Exploration Inc. and we will do business as "Crimson Exploration".

     The Reincorporation will not result in any material change in our business, assets or financial position or in the persons who constitute our Board or management. Upon the effective date of the merger (the "Effective Date"):

     o the legal existence of the Company as a separate corporation will cease;

     o Crimson Exploration, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company;

     o each outstanding share of our Common Stock will automatically be converted into one share of common stock, $.001 par value per share, of Crimson Exploration (the "Delaware Common Stock");

     o each outstanding share of our Series D Preferred Stock, par value $.01 per share, will automatically be converted into one share of Series D Preferred Stock, $.01 par value per share, of Crimson Exploration (the "Delaware Series D Preferred Stock");

     o each outstanding share of our Cumulative Convertible Preferred Stock, Series E, par value $.01 per share, will automatically be converted into one share of Cumulative Convertible Preferred Stock, Series E, $.01 par value per share, of Crimson Exploration (the "Delaware Series E Preferred Stock");

     o each outstanding share of our Series G Convertible Preferred Stock, par value $.01 per share, will automatically be converted into one share of Series G Convertible Preferred Stock, $.01 par value per share, of Crimson Exploration (the "Delaware Series G Preferred Stock"); and

     o each outstanding share of our Series H Convertible Preferred Stock, par value $.01 per share, will automatically be converted into one share of Series H Convertible Preferred Stock, $.01 par value per share, of Crimson Exploration (the "Delaware Series H Preferred Stock"; collectively, all preferred stock of the Delaware corporation is referred to as "Delaware Preferred Stock" and the Delaware Common Stock and Delaware Preferred Stock is referred to as the "Delaware Capital Stock").

     However, there will be no automatic conversion for those shares with respect to which the holders thereof entitled to do so duly exercise their dissenters' rights under Texas law. See "Rights of Dissenting Shareholders" below.

     The Delaware Preferred Stock will have substantially identical designations, preferences, limitations and relative rights as the series of Company preferred stock from which such series converted. The Reincorporation will have no effect on accrued and unpaid dividends on our preferred stock.

     Outstanding options and warrants to purchase our Common Stock will automatically be converted into options and warrants to purchase an identical number of shares of Delaware Common Stock.

     The terms of the Reincorporation are described in more detail in the Plan of Merger attached hereto as APPENDIX A and all references to the Reincorporation are qualified by and subject to the more complete information set forth therein.

     Following the Effective Date, certificates representing shares of our capital stock will be deemed to represent an equal number of shares of Delaware Capital Stock into which such shares converted. The Reincorporation will not affect the validity of the currently outstanding stock certificates. Consequently, it will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of Crimson Exploration.

     The Reincorporation will become effective upon filing merger documents in Delaware and Texas, which are expected to be made as soon as practicable following shareholder approval. Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the Boards of GulfWest and Crimson Exploration any time prior to the Effective Date (whether before or after shareholder approval). In addition, the Board of Crimson Exploration may amend the Plan of Merger or the surviving corporation's charter or bylaws at any time prior to the Effective Date, provided that any amendment made after shareholder approval may not (i) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Crimson Exploration, or (ii) alter or change any of the terms and conditions of the Plan of Merger or the surviving corporation's charter or bylaws, if such alteration or change would adversely affect the holders of our capital stock.

     After the Effective  Date,  the  Certificate  of  Incorporation  of Crimson
Exploration, the form of which is attached hereto as APPENDIX B (the "Certificate of Incorporation"), and the Bylaws of Crimson Exploration, the form of which is attached hereto as APPENDIX C ("Bylaws"), will govern the surviving corporation. All references to the Certificate of Incorporation and Bylaws are qualified by and subject to the more complete information set forth therein. Certain changes in the rights of the shareholders of GulfWest will result under Delaware law and the new Certificate of Incorporation and Bylaws. See "Certain Changes in the Rights of Shareholders."

FEDERAL INCOME TAX CONSEQUENCES

     The proposed reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. We believe that for federal income tax purposes no gain or loss will be recognized by the Company, Crimson Exploration or the shareholders of the Company who receive Delaware Capital Stock for their Company capital stock in connection with the Reincorporation. The aggregate tax basis of Delaware Capital Stock received by a shareholder of the Company as a result of the
Reincorporation will be the same as the aggregate tax basis of the Company capital stock converted into such Delaware Capital Stock held by such shareholder as a capital asset at the time of the Reincorporation. A shareholder who holds Company capital stock will include in his holding period for the Delaware Capital Stock which he receives as a result of the Reincorporation his holding period for the Company capital stock converted into such Delaware Capital Stock, provided the shares are held as a capital asset at the time of the Reincorporation.

     State, local or foreign income tax consequences to shareholders may vary from the Federal income tax consequences described above, and shareholders are urged to consult their own tax advisor as to the consequences to them of the Reincorporation under all applicable tax laws.

EFFECT ON CURRENT MARKET VALUE OF COMPANY'S STOCK

     We do not know of any reason why implementation of the Reincorporation and the conversion of shares of capital stock of the Company into shares of Delaware Capital Stock would cause the market value, if any, of the Delaware Capital Stock following the Reincorporation to be different from the present market value of the outstanding shares of the capital stock of the Company.

SECURITIES ACT CONSEQUENCES

     Following the merger, Crimson Exploration will be a publicly-held company, the Delaware Common Stock will be traded and it will file with the SEC and provide to its holders of Delaware Common Stock the same type of information that we had previously filed and provided. The shares of Crimson Exploration are expected to continue to be traded without interruption on the over-the-counter bulletin board market following the merger under a new symbol based on the corporate name of the surviving corporation. Shareholders whose stock in the Company is freely tradeable before the merger will continue to have freely tradeable shares of the surviving corporation. Shareholders holding restricted securities of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. Individuals who had shares of our Common Stock registered for resale on a Registration Statement under the Securities Act will have to suspend sales or rely on an exemption from registration in accordance with our policies and practices for a period of time following the Reincorporation, as we will be required to prepare and file an amendment and be declared effective by the SEC before such individuals can effectuate sales pursuant to that Registration Statement. In summary, the surviving corporation and its stockholders will generally be in the same respective positions under the federal securities laws after the merger as were the Company and its shareholders prior to the merger.

CONSEQUENCES UNDER OUR SHAREHOLDER'S AGREEMENT WITH OCM GW HOLDINGS, LLC IF WE DO NOT REINCORPORATE.

     Under our Shareholders Rights Agreement with OCM GW Holdings, LLC (see "Security Ownership of Certain Beneficial Owners and Management"), if we do not reincorporate in Delaware by July 30, 2005, we will be required to make additional payments on the Series G Preferred Stock in the amount of $80 per share per annum until the reincorporation occurs or a number of shares of Series G Preferred Stock are converted into a new series of preferred stock substantially similar to the Series G Preferred Stock except that (i) it will not have the right to vote, (ii) it will be redeemable at the holder's option on January 15, 2008, and if not redeemed the dividend will increase to 14%, (iii) it will not be convertible, (iv) it will bear a quarterly dividend at an annual rate of 12%, and (v) it will be optionally redeemable by us at any time. We are required to use our best efforts to convert certain of the shares of Series G Preferred Stock into this new preferred stock if the Delaware reincorporation has not occurred by December 31, 2005.

INCREASE IN AUTHORIZED CAPITALIZATION

     The Board has determined that it is in the Company's best interests to increase the authorized capitalization of the Company in the Reincorporation. On an as converted basis, if we issued all of the Common Stock underlying our various convertible and derivative securities, including warrants and granted employee stock options, outstanding at April 15, 2005, the number of our outstanding shares of Common Stock would increase to approximately 110 million shares. Currently, we are only authorized to issue 80,000,000 shares of our Common Stock, 26,941,117 shares of which are outstanding as of April 15, 2005. As all the shares of our Common Stock and convertible securities and other derivatives convertible or exercisable for Common Stock will be converted into Delaware Common Stock or the right to receive Delaware Common Stock upon conversion or exercise, we will need to provide for a greater number of authorized shares in order to accommodate the exercise or conversion of all Crimson Exploration's convertible preferred stock, options and warrants, as well as to provide for the possibility of other future issuances of Delaware Common Stock. Accordingly, the Certificate of Incorporation of Crimson Exploration provides for an authorized capitalization of 200,000,000 shares of Delaware Common Stock.

     If the shareholders approve the merger, the Board may cause the issuance of the additional shares of Delaware Common Stock without further vote of Crimson Exploration's stockholders, except as provided under the surviving corporation's certificate of incorporation, the Delaware General Corporation Law ("DGCL") and other applicable rules and regulations. Holders of the Delaware Common Stock will not have preemptive rights, which means that holders of Delaware Common Stock will not have a prior right to purchase any new issue of common stock by the surviving corporation to maintain their respective percentage ownership thereof.

PRINCIPAL REASONS FOR AND EFFECTS OF THE REINCORPORATION

     The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws which are conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of such complex corporate issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of a corporation and its relationships and contacts with others. For a discussion of certain differences in shareholder rights and the powers of management under Delaware and Texas law, see "Certain Changes in the Rights of Shareholders" below.

CERTAIN CHANGES IN THE RIGHTS OF SHAREHOLDERS

     After  the   Reincorporation,   the  shareholders  of  GulfWest,   a  Texas
corporation, will become stockholders of Crimson Exploration, a Delaware corporation. Some of the differences between the Texas and Delaware corporation laws, as well as differences between the charter and bylaws of GulfWest and those of Crimson Exploration are set forth below. This description of differences is a summary only and does not purport to be a complete description of all differences.

     BUSINESS COMBINATIONS STATUTES.

     Texas

     We are currently subject to the Texas Business Corporation Act (the "TBCA"). The TBCA imposes a special voting requirement for the approval of specific business combinations and related party transactions between public corporations and affiliated shareholders unless the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder. The act prohibits specific mergers, sales of assets, reclassifications and other transactions between shareholders beneficially owning 20% or more of the outstanding stock of a Texas public corporation for a period of three years following the shareholder acquiring shares representing 20% or more of the corporation's voting power unless two-thirds of the unaffiliated shareholders approve the transaction at a meeting held no earlier than six months after the shareholder acquires that ownership. A vote of shareholders is not necessary if the board of directors approves the transaction or approves the purchase of shares by the affiliated shareholder before the affiliated shareholder acquires beneficial ownership of 20% of the shares, or if the affiliated shareholder was an affiliated shareholder before December 31, 1996, and continued as such through the date of the transaction.

     Delaware

     Section 203 (the "Delaware Business Combinations Statute") of the DGCL, prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (including mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets of a company, and certain transactions that would increase the interested stockholder's proportionate share of ownership in a company or grant the interested stockholder disproportionate financial benefits) between an interested stockholder and a company for a period of three years after the date the interested stockholder acquired its stock, unless: (i) the business combination or the transaction in which the stockholder became an interested stockholder is approved by such company's board of directors prior to the date the interested stockholder becomes an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of such company in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting. If the Reincorporation is consummated, the Delaware Business Combinations Statute will apply to Crimson Exploration.

     Thus, under the Delaware Business Combination Statute, shareholders owning 15% of the voting stock of Crimson Exploration (or in certain cases an even smaller percentage) might be able to block certain transactions which is a smaller percentage than is currently the case under Texas law. The application of either statute could make more difficult or discourage a tender offer or the completion of a "second step" merger by a holder of a substantial block of the voting stock of Crimson Exploration, irrespective of whether such action might be perceived by stockholders holding a majority of the Delaware Capital Stock to be beneficial to it and its stockholders.

     The application of the Delaware Business Combinations Statute could adversely affect the ability of stockholders to benefit from certain transactions which are opposed by the Board or by stockholders owning 15% of the voting stock of Crimson Exploration, even if the price offered in such transactions represents a premium over the then-current market price of the voting stock of Crimson Exploration, to the extent that such a market then exists. To the extent that the Board's disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board and current management may be strengthened, thereby assisting those persons in retaining their positions.

     However, the Board believes that, on balance, becoming subject to the provisions of the Delaware Business Combinations Statute will be in the best interest of GulfWest and its shareholders. In recent years there have been a number of surprise takeovers of publicly-owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the board of directors of the target company. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its stockholders.

     RIGHT OF SHAREHOLDERS TO VOTE ON CERTAIN MERGERS.

     Texas

     Under Texas law, shareholders have the right to vote on all mergers to which the corporation is a party (except for the merger into the surviving corporation of subsidiaries owned 90% or more by the surviving corporation, for which a shareholder vote also is not required under Delaware law). In certain circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provide otherwise, approval of the holders of at least two-thirds of all outstanding shares entitled to vote is required by Texas law to approve a merger, while under Delaware law approval by the holders of a majority of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise. Unless the articles of incorporation provide otherwise, the approval of the shareholders of the corporation in a merger is not required under Texas law if all of the following are met: (i) the corporation is the sole surviving corporation in the merger; (ii) there is no amendment to the corporation's articles of incorporation; (iii) each shareholder holds the same number of shares after the merger as before, with identical designations, preferences, limitations and relative rights; (iv) the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%; (v) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and (vi) the board of directors of the corporation adopts a resolution approving the plan of merger.

     Delaware

     Under Delaware law, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where: (x) the agreement of merger does not amend the certificate of incorporation of such corporation; (y) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (z) either no shares of common stock of the surviving corporation, and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.

     The Certificate of Incorporation does not alter the statutory rules described above. Our current Articles of Incorporation provide that where the provisions of the TBCA provide for a specific vote to authorize an action, the vote of a majority of the shares entitled to vote will be required to approve the matter.

     SALES, LEASES, EXCHANGES OR OTHER DISPOSITIONS.

     Texas

     Generally, the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation. Under Texas law, the transfer of substantially all of a corporation's assets to wholly-owned subsidiaries in such a manner that the corporation continues to indirectly engage in its business is deemed to be in the usual and regular course of its business.

     Delaware

     A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. The Certificate of Incorporation does not so provide.

     APPRAISAL RIGHTS.

     Texas

     Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, and as set forth in this paragraph, shareholders of Texas corporations with voting rights have appraisal rights in the event of a merger, consolidation, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if:

     o the shares held by the shareholder are part of a class of shares which are listed on a national securities exchange, the Nasdaq Stock Market or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or are held of record by not less than 2,000 holders, on the record date for the plan of merger or the plan of exchange; and

     o the shareholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration other than

          >> shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares which are:

     o listed, or authorized for listing upon official notice of issuance, on a national securities exchange or approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

     o    held of record by not less than 2,000 holders;

     o    cash in lieu of fractional  shares otherwise  entitled to be received;
          or

     o    a combination of such shares and cash.

     The appraisal rights of a shareholder of a Texas corporation are summarized under "Rights of Dissenting Shareholders" below.

     Delaware

     Under Delaware law, stockholders have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or if such stock is held of record by more than 2,000 stockholders, or in the case of a merger in which a Delaware corporation is the surviving corporation, if:

     o    the   agreement   of  merger  does  not  amend  the   certificate   of
          incorporation of the surviving corporation;

     o    each  share  of  stock  of  the  surviving   corporation   outstanding
          immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and

     o the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger.

     Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would still have appraisal rights if they are required by the terms of the agreement of merger or consolidation to accept for their stock anything other than:

     o    shares of stock

          >>   of the surviving corporation;

          >> of any other corporation whose shares will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

          >>   held of record by more than 2,000 stockholders;

     o    cash in lieu of fractional shares; or

     o    a combination of such shares and cash.

     Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers.

     Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation or the sale of all or substantially all of the assets of the corporation.

     Crimson Exploration currently has no such provisions in its Certificate of Incorporation.

     SHAREHOLDER CONSENT TO ACTION WITHOUT A MEETING.

     Texas

     Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote thereon. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of shares which, under the corporation's articles of incorporation, would be required to take the action which is the subject of the consent at a meeting at which the holders of the shares entitled to vote thereon were present and voted.

     Except as provided in the Statements of Resolution governing its preferred stock, GulfWest's Articles of Incorporation do not address the use of written consents in lieu of a meeting with respect to any action subject to shareholder approval. As a result, except as set forth in the Company's Statements of Resolution for its preferred stock the taking of any such action without a meeting requires the unanimous written consent of the holders of GulfWest's shares.

     Delaware

     Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders.

     As currently proposed, Crimson Exploration's Certificate of Incorporation and Bylaws require that any action required or permitted to be taken by stockholders of Crimson Exploration must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting, except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, or as may be approved in advance by the Board.

     PROCEDURES FOR FILLING VACANT DIRECTORSHIPS.

     Texas

     Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. A directorship to be filled by an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

     Delaware

     Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     The Certificate of Incorporation of Crimson Exploration provides that only directors may fill vacancies unless the Certificate of Designation for a series of preferred stock provides otherwise and to the extent a series of preferred stock is entitled to elect one or more directors, the filling of vacancies with regard to those directors shall be governed by the terms of that series of preferred stock.

     RIGHT TO CALL MEETINGS.

     Texas

     Under Texas law, holders of not less than 10% of all of the shares entitled to vote have the right to call a special shareholders' meeting, unless the articles of incorporation provide for a number of shares greater than or less than 10%, but in no event may the articles of incorporation provide for a number of shares greater than 50%.

     Except as provided in its Statements of Resolution, GulfWest's Articles of Incorporation provide that a special meeting of shareholders may be called at the request of the holders of at least 50% of all shares issued, outstanding and entitled to vote.

     Delaware

     Delaware law provides that special meetings of the stockholders may be called by the Board of Directors or such other persons as are authorized in the certificate of incorporation or bylaws.

     The Certificate of Incorporation and Bylaws of Crimson Exploration provide that except as otherwise required by the terms of one or more Certificates of Designation governing a series of preferred stock, special meetings of the stockholders may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President or by resolution of a majority of the Board.

     VOTING BY PROXY.

     Texas

     Under Texas law, a shareholder may authorize another person or persons to act for such shareholder by proxy. However, unless otherwise provided in the proxy, under Texas law a proxy is only valid for eleven months from its date.

     Delaware

     Under Delaware law, a shareholder may authorize another person or persons to act for such shareholder by proxy. However, unless otherwise provided in the proxy, under Delaware law a proxy is valid for three years from its date.

     CHARTER AMENDMENTS.

     Texas

     Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different amount, not less than a majority, is specified in the articles of incorporation.

     GulfWest's Articles of Incorporation provide for approval of any action by a majority of shares entitled to vote on such matter on which Texas law specifies the number of shares required to approve such action.

     Delaware.

     Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation's stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.

     Crimson Exploration's Certificate of Incorporation does not provide for any such greater number.

     BYLAW AMENDMENTS.

     Texas

     Under Texas law, the board of directors may amend, repeal or adopt a corporation's bylaws unless the articles of incorporation reserve this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the board of directors may not amend or repeal that bylaw.

     GulfWest's Articles of Incorporation do not restrict the ability of the Board to amend, repeal or adopt bylaws except as set forth in the Statements of Resolution governing its preferred stock, and GulfWest's shareholders have not to date amended, repealed or adopted a particular bylaw restricting the ability of the Board to amend or repeal such bylaw.

     Delaware

     Under Delaware law, the right to amend, repeal or adopt the bylaws is permitted to the stockholders of the corporation and the corporation's Board of Directors, if the corporation's certificate of incorporation so provides.

     Crimson Exploration's Certificate of Incorporation provides that its bylaws may be amended, repealed, altered or adopted by the Board of Directors and its stockholders. Under Delaware law, the power to amend, repeal or adopt the bylaws so conferred upon the Board of Directors of Crimson Exploration will not divest its stockholders of the power, or limit their power, to amend, repeal or adopt such bylaws.

     CLASS VOTING.

     Texas

     Under  Texas law,  class  voting is  required in  connection  with  certain
amendments  of  a  corporation's   articles  of   incorporation,   a  merger  or
consolidation requiring shareholder approval if the plan of merger or consolidation contains any provision which, if contained in a proposed amendment to a corporation's articles of incorporation, would require class voting, or certain sales of all or substantially all of the assets of a corporation. In particular, a class vote of a class or series would be permitted if the amendment or merger or plan of consolidation would: (a) increase or decrease the authorized number of shares of the class or series of shares; (b) change the par value of the shares; (c) effect an exchange, reclassification or cancellation of all or part of the shares of that class or series; (d) require an exchange of all or any part of the shares of that class or series; (e) change the designations, preferences, limitations or relative rights of the shares of that class or series; (f) create a senior class or series of shares; (g) limit or deny existing preemptive rights; (h) cancel or otherwise affect dividends that have accrued but that have not been declared; or (i) elect or make a change from close corporation status.

     Delaware

     In contrast, under Delaware law, class voting is not required in connection with such matters, except in the case of an amendment of a corporation's certificate of incorporation which adversely affects a class of shares.

     REMOVAL OF DIRECTORS.

     Texas

     A Texas corporation may provide for the removal of a director with or without cause in its articles of incorporation or bylaws.

     GulfWest's bylaws currently provide that directors may be removed, with or without cause, at a special meeting of shareholders by the vote of a majority of the shares entitled to vote thereon, but this provision is subject to the provisions of its Statements of Resolution governing its preferred stock.

     Delaware

     Under Delaware law, a majority of stockholders may remove a director with or without cause except: (i) if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), in which case a director may only be removed for cause, unless the corporation's certificate of incorporation provides otherwise; and (ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part.

     Subject to its Certificates of Designation governing its preferred stock, the directors of Crimson Exploration may be removed with or without cause by a majority of the stockholders and to the extent a series of preferred stock is entitled to elect one or more directors, the removal of those directors will be governed by the terms of that series of preferred stock.

     INSPECTION OF BOOKS AND RECORDS.

     Texas

     Under Texas law, a shareholder may, for a proper purpose, inspect the books and records of a corporation if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

     Delaware

     Under Delaware law, any shareholder may inspect the corporation's books and records for a proper purpose.

     DISTRIBUTIONS AND DIVIDENDS.

     Texas

     Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's own shares or rights to acquire its shares), or an issuance of indebtedness, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (essentially, the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board. This limitation does not apply to distributions involving a purchase or redemption of shares to eliminate fractional shares, collect indebtedness, pay dissenting shareholders or redeem shares if net assets equal or exceed the proposed distribution.

     Delaware

     Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having preferences on asset distributions. Surplus is defined under Delaware law as the excess of the net assets (essentially, the amount by which total assets exceed total liabilities) over capital (essentially, the aggregate par value of the shares of the corporation having a par value that have been issued plus consideration paid for shares without par value that have been issued), as such capital may be adjusted by the board of directors.

     The Certificate of Incorporation of Crimson Exploration does not provide otherwise.

     STOCK REDEMPTION AND REPURCHASE.

     Texas

     As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

     Delaware

     Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

     INDEMNIFICATION OF DIRECTORS AND OFFICERS. Texas and Delaware law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Reincorporation is approved, the indemnification provisions of Delaware law will not apply to any act or omission that occurs before the Effective Date. The following is a summary comparison of the indemnification provisions of Texas and Delaware law:

     SCOPE.

     Texas. Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by articles of incorporation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceeding. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

     Delaware. Delaware law permits a corporation to indemnify directors, officers, employees, or agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and counsel fees paid or incurred in connection with any proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (a) if such person acted in good faith and in a manner not opposed to the best interests of the corporation, and (b) if found liable to the corporation, only if ordered by a court of law. Section 145 of the DGCL provides that such section is not exclusive of any other indemnification rights which may be granted by a corporation to its directors, officers, employees or agents.

     The Certificate of Incorporation of Crimson Exploration provides for mandatory indemnification of directors to the fullest extent permitted by Delaware law (and Crimson Exploration's Bylaws provide for such indemnification), as do our Articles of Incorporation, but for any person that we have the power to indemnify.

     ADVANCEMENT OF EXPENSES.

     Texas. Under Texas law, expenses, including reasonable court costs and attorneys' fees, incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is a director of such corporation may be paid or reimbursed by the corporation prior to the final disposition of the proceeding after the corporation receives: (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law; and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law. A former director may be so reimbursed on any terms the corporation deems appropriate.

     Delaware. Delaware law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking; such undertaking, however, need not be in writing. Delaware law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses.

     PROCEDURE FOR INDEMNIFICATION.

     Texas. Texas law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of the directors who, at the time of the vote, are not party to the proceeding, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors designated by a majority vote of the directors who at the time of the vote are not parties to the proceeding consisting solely of one or more directors, who at the time of the vote, are not party to the proceeding; (iii) by special legal counsel selected by majority vote under (i) or (ii); or (iv) by vote of all shareholders, but excluding from the vote those shares held by directors who, at the time of the vote, are party to the proceeding.

     Delaware. Delaware law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by stockholder vote.

     MANDATORY INDEMNIFICATION.

     Texas. Under Texas law, indemnification by the corporation is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

     Delaware. Delaware law requires indemnification with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

     INSURANCE.

     Texas. Texas law allows a corporation to purchase and maintain insurance on behalf of (i) any person who is or was a director, officer, employee or agent of the corporation, or (ii) any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person, whether or not the corporation would otherwise have the power to indemnify him against that liability. Under Texas law, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement.

     Delaware. Delaware law is substantially the same as Texas.

     PERSONS COVERED.

     Texas. Texas law expressly and separately addresses the indemnification of officers, employees and agents. The protections afforded to these persons under Texas law resemble those provided to directors.

     Delaware.   Delaware  law  provides  the  same  indemnification  rights  to officers, employees and agents as it provides for directors.

     STANDARD OF CARE.

     The standard of care required under Texas and Delaware law is substantially the same. In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person's own affairs.

     CONTINUITY OF INDEMNIFICATION.

     Texas. Texas law does not contain a provision that expressly provides indemnification after a directorship has terminated for acts or omissions which took place prior to such termination.

     Delaware. Delaware law does contain a provision which expressly provides that the statutory indemnification provisions: (i) apply to a director after the termination of the directorship with respect to acts performed while a director, and (ii) inure to the benefit of the estate and personal representatives of the director.

     SHAREHOLDER REPORTS.

     Texas. Texas law requires a written report to the shareholders upon indemnification or advancement of expense.

     Delaware. Delaware law does not have a similar reporting requirement.

     SPECIFIC INSTANCES OF DIRECTOR LIABILITY.

     Texas. Texas law holds the directors of a corporation specifically liable for corporate distributions that are not permitted by statute, unless the directors acted in good faith and with ordinary care in determining that adequate provision existed to permissibly make a distribution.

     Delaware. Delaware law does not contain provisions analogous to this provision of Texas law.

     LIMITED LIABILITY OF DIRECTORS.

     Texas. Texas law permits a corporation to eliminate in its articles of incorporation all monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director's duties. However, Texas law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its shareholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) engaging in a transaction from which the director obtains an improper benefit; or (v) violating applicable statutes which expressly provide for the liability of a director.

     Delaware. Delaware law similarly permits the adoption of a provision in the certificate of incorporation limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director's breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its stockholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) declaring an improper dividend or approving an illegal stock purchase or redemption.

     GulfWest's Articles of Incorporation and Crimson Exploration's Certificate of Incorporation both eliminate the monetary liability of a director to the fullest extent permitted by applicable law.

POSSIBLE DISADVANTAGES OF REINCORPORATION AND ADDITIONAL CHANGES TO OUR BYLAWS

     There are a number of substantive differences between the DGCL and the TBCA and some of those differences may, under certain circumstances, limit rights of shareholders with respect to the management of the Company's affairs. For example, unlike the TBCA, the DGCL does not require a corporation to permit stockholders to call a special meeting of stockholders. Accordingly, except as provided in Certificates of Designation for the preferred stock, we have not made provision for stockholders calling special meetings in the Certificate of Incorporation governing Crimson Exploration.

     See "Certain Changes in the Rights of Shareholders" above for a more detailed summary of the differences between Texas and Delaware law.

     Crimson Exploration's Bylaws have more stringent requirements regarding notice of business to be transacted at stockholders' meetings and for nominating nominees for director. Business at special meetings under Crimson Exploration's Bylaws will be limited to the stated purpose or purposes of that meeting, whereas under our bylaws other business may be transacted if all shareholders entitled to vote are present and consent.

     Under Crimson Exploration's Bylaws, to properly bring a matter before an annual meeting by a stockholder, that stockholder must give notice in proper form (including a representation that the stockholder will appear in person at the meeting to bring such business before the meeting) to Crimson Exploration no later than the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders, unless the annual meeting is called for a date not within 45 days before or after that anniversary date in which case a different notice period results. Alternatively, a stockholder may satisfy its notice obligations with respect to a proposal (other than nominations) by complying with Rule 14a-8 under the Securities Exchange Act of 1934.

     Generally, except with respect to preferred stockholders with respect to those directors elected by those holders of Crimson Exploration's preferred stock, in order for a stockholder to nominate a nominee for director, notice must be given to Crimson Exploration in proper form (including a representation that the stockholder will appear in person at the meeting to nominate that nominee) (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders, unless the annual meeting is called for a date that is not within 45 days before or after such anniversary date in which case a different notice period results, and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by Crimson Exploration.

     Despite these potential disadvantages to the Reincorporation, we believe that the advantages of the Reincorporation to the Company and its shareholders outweigh its possible disadvantages.

     The summary of the differences in Texas and Delaware law and the summary of the potential disadvantages to the Reincorporation above are only summaries, and are qualified in their entirety by reference to Crimson Exploration's Certificate of Incorporation and Bylaws, which are attached hereto as APPENDIX B and APPENDIX C, respectively.

RIGHTS OF DISSENTING SHAREHOLDERS

     With certain  exceptions  which are not applicable to the  Reincorporation,
Article 5.11 of the TBCA gives each such shareholder of the Company entitled to vote on the Reincorporation the right to object to a merger. Article 5.12 of the TBCA gives each shareholder of the Company entitled to vote on the Reincorporation the right to demand payment of the fair value of his shares calculated as of the day before the vote was taken authorizing the merger, excluding any appreciation or depreciation in anticipation of the merger. Inasmuch as the Reincorporation contemplates such a merger of the Company, the rights under Article 5.11 will apply to the Reincorporation. However, because the Reincorporation is not intended to have any material effect upon the Company's business or financial condition, the Company reserves its right to abandon the Reincorporation for any reason at any time before the merger becomes effective, and would expect to do so if the holders of a substantial number of shares of our Common Stock or Preferred Stock entitled to exercise such dissenter's rights do so.

     In order to perfect his dissenter's rights, a shareholder of GulfWest must, prior to the taking of the vote of shareholders on the merger, file with GulfWest a written objection to the merger, notifying GulfWest that his right to dissent will be exercised if the merger is effected and specifying the address to which notice shall be delivered or mailed in such event. If our merger into Crimson Exploration is effected and the shareholder has not voted in favor thereof, GulfWest must, within ten days after the merger is effected, deliver or mail to such shareholder written notice thereof and such shareholder may, within ten days from the delivery or mailing of such notice, make written demand on the surviving corporation for payment of the fair value of his shares. Such demand must state the number and class of shares owned by the dissenting shareholder and his estimate of the fair value thereof. It is not necessary for the shareholder to vote against the Reincorporation (although he may not vote in favor of the Reincorporation, if he desires to preserve his dissenter's appraisal rights); however, any shareholder failing to make demand within the ten day period will be bound by such corporate action. A vote against or abstaining with respect to the proposed Reincorporation will not satisfy the requirement that the shareholder make demand for payment of his shares. Within 20 days after demanding payment for his or her shares in the manner described above, each holder of certificates representing shares so demanding payment shall submit such certificates to Crimson Exploration for notation thereon that such demand has been made.

     Within 20 days after receipt by GulfWest of a demand by the dissenting shareholder for payment of the fair value of his shares, we shall deliver or mail to the dissenting shareholder a written notice that GulfWest will either:
(i) pay the amount claimed within 90 days after the date the merger is effected upon the surrender of the duly endorsed certificates; or (ii) pay some other amount as the fair value within 90 days after the date the merger was effected, upon receipt of notice within 60 days after the date the merger was effected from the shareholder that he will accept such amount in exchange for surrender of his duly endorsed certificates. If the Company and the dissenting shareholder can agree upon the fair value, such value will be paid and the dissenting shareholder shall cease to have any interest in such shares or in the corporation. If agreement as to the fair value cannot be reached, either the dissenting shareholder or the Company may, within the time limits prescribed by
Article 5.12 of the TBCA, file a petition in a court of competent jurisdiction in Harris County, Texas, asking for a finding and determination of the fair value of such shares. Court costs will be allocated between the parties in such manner as the court shall determine to be fair and equitable.

     The foregoing summary does not purport to be a complete statement of the rights of dissenting shareholders, and such summary is qualified in its entirety by references to Article 5.11, 5.12 and 5.13 of the TBCA, which are reproduced in full as APPENDIX D hereto.

VOTES REQUIRED FOR REINCORPORATION, MERGER AND PLAN OF MERGER

     Approval of the Reincorporation, Merger and Plan of Merger, and the resulting increase in the outstanding shares of common stock, requires the affirmative vote of (i) a majority of votes entitled to be cast in respect of the shares of Common Stock, Series G Preferred Stock and Series H Preferred Stock, voting together as a single class and (ii) a majority of each of the Common Stock, Series G Preferred Stock and Series H Preferred Stock, each voting by itself separately as a class.

THE BOARD BELIEVES THAT THE REINCORPORATION, PLAN OF MERGER AND MERGER IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR ITS APPROVAL. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                   Proposal 3
               Approval of 2004 Stock Option and Compensation Plan

     The Board asks shareholders to approve the adoption of the 2004 Stock Option and Compensation Plan (the "2004 Plan"). However, options that have been granted under the 2004 Plan were not and are not contingent on shareholder approval, nor was Board approval of the 2004 Plan contingent on shareholder approval. Effective July 15, 2004, the Board adopted the 2004 Plan. The 2004 Plan sets forth the terms pursuant to which options to purchase Common Stock may be granted by the Board, or a committee designated by the Board. The discussion which follows is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached to the Proxy Statement as APPENDIX E.

     The purpose of the 2004 Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant to its key employees (including officers) options to purchase Common Stock of the Company. Directors are also eligible to receive options under the 2004 Plan. The 2004 Plan is designed to help the Company attract and retain superior personnel for positions of substantial responsibility and to provide employees with an additional incentive to contribute to the success of the Company.

     The material features of the 2004 Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the 2004 Plan.

ADMINISTRATION

     The 2004 Plan will be administered by the Board or by a committee of directors appointed by the Board. Prior to termination the Board or committee had the sole discretion and authority to determine from time to time the individuals to whom options were granted and the number of shares subject to each option, and have the sole and absolute discretion to interpret the 2004 Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the 2004 Plan, to determine and interpret the details and provisions of each option agreement, to modify or amend any option agreement or waive any conditions or restrictions applicable to any option or the exercise thereof, and to make all other determinations necessary or advisable for the administration of the 2004 Plan. Except when the entire Board is the 2004 Plan administrator, the Committee shall consist solely of two or more persons who are both "nonemployee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code (the "Code") and the regulations promulgated thereunder.

TERMS OF NONQUALIFIED STOCK OPTIONS AVAILABLE FOR GRANT UNDER THE 2004 PLAN

     Only  options  that do not qualify as an  "incentive  stock  option"  under
Section 422 of the Code (nonqualified options) may be granted under the 2004 Plan. Nonqualified options provide for the right to purchase Common Stock at a price specified by the Board or committee, but may not be less than the fair market value at the time of grant, and may, but need not, become exercisable in installments after the grant date. Nonqualified options may be granted for any reasonable term, but may not be exercisable later than ten years after the date of grant. The Board or committee has the discretion to include in each option agreement provisions regarding exercisability of options following termination of an optionee's employment or service as the Board or committee, in its sole discretion, deems to be appropriate. Options may be transferable at the discretion of the Board or committee upon five days notice, subject to compliance with applicable securities laws.

     The method of exercise for an option will be as set forth in the applicable option agreement. The purchase price will be paid at the time of exercise either in cash, certified or cashier's check, by cash or certified cashier's check for the par value of the shares plus a promissory note for the balance of the purchase price, by delivery of a copy of irrevocable instructions from the optionee to a broker or dealer to sell certain of the shares purchased upon exercise of the option or to pledge them as collateral for a loan and promptly deliver to the Company the sale or loan proceeds necessary to pay the purchase price, or in any other form of valid consideration, as permitted by the Board or committee.

     The Board or committee may accelerate the exercisability of any option in whole or in part at any time.

     If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, any option will become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the option is otherwise terminated, whichever occurs first. No option will become immediately exercisable when the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction, or if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

     In the event of a change in control or threatened change in control of the Company, all options granted prior to the change in control or threatened change in control will become immediately exercisable. The term "change in control" refers to the acquisition of 25% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act of 1934 (other than an acquisition by a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) promulgated under the Exchange Act). However, no change in control or threatened change in control will be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the full board has adopted by not less than two thirds vote a resolution specifically approving such acquisition or offer. The preferred stock offering in February 2005 in which OCM GW Holdings, LLC acquired a controlling interest in the Company ("See Security Ownership of Certain Beneficial Owners and Management") caused all outstanding options to vest.

TERMINATION AND AMENDMENT

     The 2004 Plan terminated on February 11, 2005. No options may be granted under the 2004 Plan after that date of termination. The Board or committee could have at any time amended or revised the terms of the 2004 Plan, including the form and substance of the option agreements to be used in connection with the 2004 Plan. No amendment, suspension, or termination of the 2004 Plan may, without the consent of the optionee who has received an option under the 2004 Plan, alter or impair any of that optionee's rights or obligations under any option granted under the 2004 Plan prior to that amendment, suspension or termination.

SHARES SUBJECT TO THE 2004 PLAN

     A maximum of 1,610,000 shares of Common Stock was reserved for issuance under the 2004 Plan. Based upon the closing price of $1.03 for a share of Common Stock on April 15, 2005, the aggregate value of the Common Stock reserved for issuance under the 2004 Plan is approximately $1,658,300. The 2004 Plan provides that no single individual may be granted in any one year options to purchase greater than 500,000 shares of Common Stock. Otherwise, there is no limit on the number of options that could have been granted to any one individual.

     If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares as to which options may be granted and director fees paid under the 2004 Plan. A corresponding adjustment will be made in the number or kind of shares allocated to and purchasable under unexercised options or portions thereof granted prior to any such change. Any such adjustment in outstanding options will be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share purchasable under the option. The foregoing adjustments and the manner of application of the foregoing provisions will be determined solely by the Board or committee, and any such adjustment may provide for the elimination of fractional share interests.

     On April 15, 2005, there were 1,500,000 options outstanding under the 2004 Plan. We have granted options to purchase 1,030,000 shares under the 2004 Plan to 12 regular employees, 495,000 shares to 3 officers, including 210,000 shares to a director who is also an officer at the time of grant. As the 2004 Plan terminated on February 11, 2005, we may not grant any additional options under the 2004 Plan, but the outstanding options will continue to be governed by the terms of the 2004 Plan.

PERFORMANCE-BASED COMPENSATION -- SECTION 162(m) REQUIREMENT

     The 2004 Plan is not intended to comply with 162(m) of the Code or to preserve the Company's tax deduction for amounts in excess of $1 million in connection with certain awards made under the 2004 Plan by complying with the terms of Section 162(m) of the Code and regulations relating thereto.

     See Proposal No. 4 below regarding approval of our 2005 Stock Incentive Plan for a discussion of 162(m) of the Code and the federal income tax consequences of nonqualified options granted under the 2004 Plan.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast on the matter by the holders of the Common Stock, Series G Preferred Stock and Series H Preferred Stock at the Annual
Meeting is required to approve the adoption of the 2004 Stock Option and Compensation Plan. However, neither grants under the 2004 Plan nor the 2004 Plan itself is contingent on obtaining shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 2004 PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                   Proposal 4
                      Approval of 2005 Stock Incentive Plan

     On February 28, 2005, the Board approved the adoption of the GulfWest Energy Inc. 2005 Stock Incentive Plan (the "Plan"), effective February 28, 2005 (the "Plan Effective Date"). Incentive stock options, nonstatutory stock options, restricted awards, unrestricted awards, performance awards, stock appreciation rights and dividend equivalent rights ("Awards") may be granted under the Plan on and after the Plan Effective Date. Awards may not be granted after February 24, 2015. The discussion which follows is qualified in its entirety by reference to the Plan, a copy of which is attached to the Proxy Statement as APPENDIX F.

     The aggregate number of shares of the Company's Common Stock that may be issued and outstanding pursuant to the exercise of Awards under the Plan (the "Option and Restricted Stock Pool") will not exceed 28,525,000 shares, all of which may be used for incentive stock options. This aggregate number of shares will be reduced by 1,525,000, the number of shares of underlying options and awards granted and outstanding on the Effective Date ("Prior Outstanding Awards") under the 2004 Plan. If the Prior Outstanding Awards expire, become forfeited or terminate, the shares in the Option and Restricted Stock Pool may be increased by a corresponding amount. If any Awards expire, become forfeited or terminate, the shares may be added back into the Option and Restricted Stock Pool and reissued under the Plan. In the event of any change in the outstanding common shares of the Company as a result of a merger, consolidation, reorganization, recapitalization, reincorporation, stock split, liquidating dividend, stock dividend, dividend in property other than cash, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, appropriate proportionate adjustments will be made to reflect any increase or decrease in the number of issued shares of Common Stock or change in the value of the Common Stock resulting from such transaction. No such adjustments will be required by the conversion of securities convertible into or exchangeable for shares of the Company's Common Stock.

PURPOSE AND ELIGIBILITY

     The purpose of the Plan is to advance the interests of the Company and its shareholders by helping the Company and its affiliates obtain and retain the services of directors, employees and consultants, who will contribute to the Company's long-range success, and to provide incentives to advance the interests of the Company.

     The objectives of the Plan will be accomplished by the granting of nonstatutory stock options ("NSOs"), restricted awards, unrestricted awards, performance awards, stock appreciation rights and dividend equivalent rights to selected directors, key employees and consultants. Incentive stock options ("ISOs") may be granted only to employees.

     Eligible award recipients are defined in the Plan to mean employees, consultants or directors of the Company or its affiliates. Eligible award recipients may be granted Awards under the Plan if so selected by the Board of Directors or Committee appointed by the Board of Directors (the "Administrator"). We have 26 full time employees who may participate in the Plan. Currently, we have awarded nonqualified options to purchase 22,400,000 shares of Common Stock to six of our officers, the terms of which are described under "Executive Compensation."

ADMINISTRATION

     The Administrator has the power and authority:

     o to select, subject to the limitations set forth in the Plan, the persons to whom Awards will be granted under the Plan;

     o    to construe and interpret the Plan and apply its provisions;

     o to promulgate, amend and rescind rules and regulations relating to the administration of the Plan;

     o to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

     o    to determine when Awards are to be granted under the Plan;

     o to determine the number of shares of Common Stock to be made subject to each Award;

     o to determine whether each Stock Option is to be an ISO or a Non-Statutory Stock Option;

     o to prescribe the terms and conditions of each Award, including the exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale;

     o to amend any outstanding Awards for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award, such amendment shall also be subject to the Participant's consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to a Stock Option and the exercise price, shall not constitute an impairment of the Participant's rights that requires consent);

     o to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan;

     o to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and

     o to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

AMENDMENT AND TERMINATION

     The Administrator may amend or terminate the Plan at any time, provided that: (i) no amendment shall be effective unless approved by the shareholders to the extent shareholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements; and (ii) no action of the Administrator shall impair any Award previously granted under the Plan without the consent of such affected Award holder. The Plan will terminate automatically on February 24, 2015.

INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS

     The Plan authorizes the grant of both ISOs and NSOs (collectively, the "Option"), both of which are exercisable for shares of the Company's Common Stock. The price that an ISO holder must pay in order to exercise an ISO shall be not less than 100% of fair market value of Common Stock at the time of the grant. The price that a NSO holder must pay in order to exercise a NSO shall be not less than 35% of fair market value of Common Stock at the time of the grant. If a NSO is less than the fair market value per share of the Company's Common Stock on the date of the Option grant, the NSO shall be a grant or award that is considered "nonqualified deferred compensation" within the meaning of Section 409A of the Code and thus subject to additional requirements. Although the Plan permits NSOs to be granted at less than fair market value, it is anticipated that all options will be granted with an exercise price that is not less than fair market value of the Company's Common Stock on the date of grant. However, in the event an option is granted at less than fair market value or is modified at a time when fair market value is higher than the stated exercise price, the plan imposes additional restrictions that are intended to satisfy federal tax requirements applicable to nonqualified deferred compensation. In the case of ISOs granted to persons possessing more than 10% of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries, the Option price will be no less than 110% of the fair market value per share of the Company's Common Stock on the date of the grant. Fair market value will be determined by the Administrator. Provided that the Company's Common Stock is traded on the Nasdaq, the fair market value shall mean average of the high and low prices reported for such date or, if no trading occurred on the applicable exchange for that date, for the latest trading date prior to such date. If the Company's Common Stock was traded on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market as of the date in question, then the fair market value will be the closing price reported on such date. An Option holder may pay all or a portion of the Option exercise price by payments in cash, or, in the discretion of the Administrator, by surrendering shares already owned (for at least six months), by a broker assisted cashless exercise or in any other form of legal consideration acceptable to the Administrator, including with a full recourse promissory note.

     The period during which an Option may be exercised shall be determined by the Administrator and, for ISOs, may not extend more than ten years from the date of the grant, except in the case of ISOs granted to persons possessing more than 10% of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries in which case the Option period will not exceed five years from the date of grant.

     To the extent not previously exercised, each ISO and NSO will terminate upon the expiration of the Option period specified in the option agreement provided, however that, subject to the discretion of the Administrator, each ISO and NSO will terminate, if earlier: (i) upon the date of termination of holder's service for any reason other than for cause, death or disability, provided that the option is not exercisable; (ii) one year after the date that the Option holder ceases to be an eligible participant by reason of such participant's death or disability; (iii) immediately upon the Option holder's termination of employment or service as a director for cause (whether or not the Option is vested); (iv) upon the 30th day after termination of service or commencement of employment with a competitor of the Company provided that holder resigns from service and is employed by a competitor of the Company; or (v) 3 months after the end of a period when holder was unable to exercise the Option because to do so would violate state or federal securities laws.

RESTRICTED STOCK AWARDS

     The Plan authorizes the grant of restricted stock awards which award shares of the Company's Common Stock to the recipient subject to forfeiture and transferability restrictions for a specified period. The recipient becomes vested and the shares of restricted stock become nonforfeitable and transferable pursuant to the terms and conditions of the restricted stock agreement. The Administrator has the authority to establish the terms and conditions of restricted stock awards, including the period over which such awards will vest and become nonforfeitable and whether the Company has the right to reacquire or repurchase the shares upon termination of the recipient's service. To the extent that an eligible participant has not become vested in shares of the Company's Common Stock subject to a restricted stock award prior to termination of employment, death or disability, the eligible participant shall forfeit such shares or the Administrator, in its discretion, may repurchase non-vested shares for an amount equal to the lesser of any purchase price paid by the participant (other than services) or the current fair market value.

UNRESTRICTED AWARDS

     The Plan authorizes the Administrator, in its sole discretion, to grant unrestricted awards, pursuant to which the recipient may receive shares of the Company's Common Stock free of vesting and transfer restrictions. Unless the recipient elects to defer receipt, the recipient will receive the beneficial ownership rights of the Company's Common Stock no later than 2 1/2 months after either the recipient's or the Company's taxable year for which services rendered as consideration were provided.

PERFORMANCE AWARDS

     The Plan authorizes the Administrator, in its sole discretion, to grant performance awards to any eligible plan participant, either independent of or in conjunction with the granting of other awards. The Administrator will establish the performance goals based on a pre-established objective formula or standard.

STOCK APPRECIATION RIGHTS

     Stock Appreciation Rights ("SARs") may be granted independently of any Option or in conjunction with all or any part of an Option granted under the Plan, upon such terms and conditions as the Administrator may determine. Upon exercise, a SAR entitles an eligible participant to receive a cash payment equal to the positive difference between the fair market value of the Company's Common Stock on the date the SAR is exercised and the value of a share of the Company's Common Stock as stated in the SAR agreement.

DIVIDEND EQUIVALENT RIGHTS

     The Plan authorizes the Administrator, in its sole discretion, to grant a dividend equivalent right to an eligible recipient to allow the eligible recipient to receive credits based on cash dividends that would be paid on the shares of the Company's Common Stock as specified in the grant. A dividend equivalent right may be granted either independently or in conjunction with the granting of other awards.

TRANSFERABILITY; DIVIDEND AND VOTING RIGHTS; WITHHOLDING

     The terms of the Plan provides that ISOs, shares of unrestricted stock and performance awards are not transferable other than by will or the laws of descent and distribution. NSOs and restricted awards may not be transferred other than by will, the laws of descent and distribution, or, at the discretion of the Administrator, by direct gift to certain permitted transferees. Holders of Awards shall have no dividend rights unless the recipient is granted an Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of the Company's Common Stock.

     The Plan provides that, subject to the discretion of the Administrator, recipients of options may pay all required local, state and federal withholding taxes associated with the exercise of options in cash, by surrendering shares already owned, by withholding shares issued pursuant to the option being exercised or by executing a promissory note unless otherwise provided by the Award agreement or by the Administrator, in its discretion.

CHANGE IN CONTROL

     In the event of a change of control of the Company, dissolution or liquidation of the Company, or any corporate separation or division, the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator, may provide for:

     o the continuation of outstanding grants by the Company (if the Company is the surviving entity);

     o the assumption of the Plan and such outstanding grants by the surviving entity or its parent;

     o the substitution by the surviving entity or its parent of grants with substantially the same terms for such outstanding grants and, if appropriate, subject to the equitable capitalization adjustments;

     o the cancellation of such outstanding grants in consideration for a payment equal in value to the Fair Market Value of vested grants, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option.

     o The cancellation of such outstanding grants without payment of any consideration subject to a right to exercise prior to cancellation.

     In the event of a change in control of the Company, on the effective date of such change in control, the Administrator, in its discretion, may elect for all Options to become fully exercisable or to accelerate vesting. In the event of a change of control of the Company, on the effective date of such change in control, the Administrator, in its discretion, may elect for the acceleration of vesting for restricted awards and performance awards.

     For purposes of the Plan, a change of control of the Company means:

     (A) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any "person" (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) other than Oaktree Capital Management, LLC, OCM GW Holdings, LLC and their related parties ("Permitted Holders"); (B) the adoption of a plan relating to the liquidation or dissolution of the Company; (C) the consummation of any transaction (including any merger or consolidation) the result of which is that any "person" or "group" (as such terms are used in Section13(d) of the Securities Exchange Act of 1934, as amended) other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act of 1934, as amended) directly or indirectly of more than 50% of the voting power of the Company; or (D) incumbent directors cease for any reason to constitute at least a majority of the Board. The foregoing notwithstanding, a transaction shall not constitute a change in control if (1) its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction or (2) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary generally describes the principal federal (and not state and local) income tax consequences of certain awards granted under the Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company.
Accordingly, any participant receiving a grant under the Plan should consult with his or her own tax adviser. Reference should be made to the applicable provisions of the Code. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

     THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH BELOW IS INCLUDED FOR INFORMATIONAL PURPOSES ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING OR PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE, AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. EACH PARTICIPANT IN THE PLAN SHOULD CONSULT HIS OR HER TAX ADVISOR REGARDING SPECIFIC TAX CONSEQUENCES INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL TAX LAWS.

STOCK OPTIONS

     Under existing federal income tax provisions, a participant who receives a NSO or an ISO will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes upon the grant of an option. On exercise of an ISO, the holder will not recognize any income and the Company will not be entitled to a deduction. However, the amount by which the fair market value of the shares on the exercise date of an ISO exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes and may therefore result in alternative minimum tax liability to the optionholder. Generally, upon exercise of a NSO, the excess of the fair market value of Common Stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. Subject to any deduction limitation under section 162(m) of the Code (which is discussed below), the Company will be entitled to a federal income tax deduction in the same amount and at the same time as (1) the optionee recognizes ordinary income, or (2) if the Company complies with applicable income reporting requirements, the optionee should have reported the income. The tax basis for the shares acquired is the option exercise price plus the taxable income recognized. An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a NSO in an amount equal to the difference between the amount realized and the tax basis of such shares. An optionee's subsequent disposition of shares acquired upon the exercise of a NSO will ordinarily result in capital gain or loss.

     The disposition of shares acquired upon exercise of an ISO will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an ISO within two years after the date of grant or one year after the date of exercise (a "disqualifying disposition"), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

     If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an ISO, and the previously owned shares were acquired on the exercise of an ISO or other tax-qualified stock option, and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above. The receipt of vested shares in excess of the number of previously owned shares used upon exercise will be taxable as ordinary income to the optionee and the Company will be entitled to a corresponding deduction. To the extent an optionee pays all or part of the option exercise price of a NSO by tendering shares owned by the optionee, the tax consequences described above apply except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same tax basis and holding periods as the shares surrendered. The additional shares received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the day following the date of recognition of such income.

     Generally, the shares of Common Stock received on exercise of an option under the Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a NSO. Special rules may apply to treat shares acquired by an optionee who is subject to restrictions under Section 16 of the Securities
Exchange Act of 1934, as amended, as subject to a substantial risk of forfeiture.

RESTRICTED SHARES

     Shares granted under the Plan may, in the determination of the administrator, be subject to rights of repurchase and other transfer restrictions. The tax consequences of shares granted under the Plan depend on whether the shares are subject to restrictions and if so, whether the restrictions are deemed to create a "substantial risk of forfeiture" under Code
Section 83 (for example, shares granted under the Plan which are subject to our right to repurchase the shares at a price that is less than fair market value which right lapses over a period of continued employment is considered a "substantial risk of forfeiture" under Code Section 83).

     If shares are not subject to a "substantial risk of forfeiture," the recipient normally will recognize taxable ordinary income equal to the value of the shares in the year in which the shares are granted less the amount paid for the shares. If the shares are subject to a "substantial risk of forfeiture," the recipient normally will recognize taxable ordinary income as and when the "substantial risk of forfeiture" lapses in the amount of the fair market value of the shares no longer subject to the "substantial risk of forfeiture" less the amount paid for the shares. Upon disposition of the shares, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount recognized as ordinary income upon grant or vesting of the shares. The gain or loss will be long or short-term depending on how long the recipient held the shares.

     A recipient of shares subject to a "substantial risk of forfeiture" may make an election under Code Section 83(b) to recognize ordinary income in the year the recipient purchases the Restricted Shares, rather than waiting until the "substantial risk of forfeiture" lapses. If the recipient makes a Section 83(b) election, the recipient will be required to recognize as ordinary income in the year the recipient purchases the shares the difference, if any, between the fair market value of the shares on the purchase date and the purchase price paid. If the recipient makes a Section 83(b) election, the recipient will not be required to recognize any income when the "substantial risk of forfeiture lapses."

     Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

PERFORMANCE SHARES

     Performance shares will generally be treated in the same manner as restricted stock for federal income tax purposes.

PERFORMANCE-BASED COMPENSATION -- SECTION 162(m) REQUIREMENT

     Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by Company on the last day of the taxable year, but does allow a deduction for "performance-based compensation," the material terms of which are disclosed to and approved by the shareholders. The Company has structured and intends to implement and administer the Plan so that compensation resulting from stock option exercises, including options vesting in accordance with certain specified performance goals can qualify as "performance-based compensation." The Administrator, however, has the discretion to grant Awards with terms that will result in the Awards not constituting performance-based compensation. To allow the Company to qualify options and other Awards as "performance-based compensation," the Company is seeking shareholder approval of the Plan.

SECTION 280(G)

     Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other Awards in connection with a change of control might be deemed an "excess parachute payment" for the purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a federal income tax deduction.

SECTION 409A

     Effective January 1, 2005, Section 409A of the Code imposes new requirements on nonqualified deferred compensation, including restrictions on
(1) the timing of elections to defer; (2) the timing of distributions; and (3) restrictions on the ability of the employer or the participant to accelerate the timing of distributions. Nonqualified deferred compensation arrangements that do not satisfy these requirements are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20 percent of the compensation required to be included in gross income. Subject to certain exceptions, the grant of a stock option, Stock Appreciation Right or other equity-based compensation may provide for a deferral of compensation subject to
Section 409A. The new rules apply to nonqualified deferred compensation Awards granted on or after January 1, 2005 and will apply to nonqualified deferred compensation Awards granted prior to 2005 that are not vested by December 31, 2004 and may apply to vested Awards that are modified after such date.

     A nonstatutory stock option does not provide for a deferral of compensation if: (1) the exercise price may never be less than the fair market value of the underlying shares on the date the option is granted, (2) the receipt, transfer or exercise of the option is subject to taxation under Section 83 of the Code, and (3) the option does not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option. If under the terms of the option, the amount required to purchase the share is or could become less than the fair market value of the shares on the date of grant, the grant of the share option may provide for the deferral of compensation subject to Section 409A. To the extent an arrangement grants the recipient a right other than to purchase shares at a defined price and such additional rights allow for the deferral of compensation (for example, tandem arrangements involving options and share appreciation rights), the entire arrangement provides for the deferral of compensation.

     An Award provides for the deferral of compensation only if the participant has a legally binding right during a taxable year to compensation that is not subject to a substantial risk of forfeiture, and that, pursuant to the terms of the plan, is payable to (or on behalf of) the participant in a later year (more than 2 1/2 months after the end of the year in which the participant has a legal right to such vested compensation). Section 409A provides certain transition rules and exceptions. Guidance under Section 409A also permits plans and Awards to be amended during 2005 to comply with the new requirements. The Company has included certain provisions in the Plan and the form of option agreement that are intended to comply with the requirements of Section 409A in the event an option or an SAR is determined to constitute nonqualified deferred compensation. However, the Company does not represent or warrant that Awards under the plan will satisfy the requirements of Section 409A. Participants are encouraged to consult with their individual tax advisors regarding the tax consequences of Awards under the plan and the application of Section 409A.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast on the matter by the holders of the Common Stock, Series G Preferred Stock and Series H Preferred Stock at the Annual Meeting is required to approve the adoption of the 2005 Stock Incentive Plan.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                  REPORT REGARDING AUDITED FINANCIAL STATEMENTS

     The Board adopted a written Audit Committee Charter on March 22, 2001. We have attached a copy of that Charter as APPENDIX G. As discussed above, following the February 2005 preferred stock offerings, we have not yet had an opportunity to appoint a full audit committee. As a result, the functions of the audit committee have been temporarily taken over by the full board until such time as a new audit committee has been appointed.

     The Board has reviewed and discussed with management, and our independent auditors, our audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2004.

     The Board has received and reviewed the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"). Our independent auditors do not perform any non-audit services for us. The Board has discussed with the independent auditors the matters to be discussed by SAS 61 (Codification of Statements of Auditing Standards AU ss. 380).

     Based on the review and discussions referred to above, the Board has determined that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the SEC.

                                                             Allan D. Keel
                                                             B. James Ford
                                                             Skardon F. Baker
                                                             J. Virgil Waggoner
                                                             John E. Loehr

                             STOCK PERFORMANCE CHART

     The following chart compares the yearly percentage change in the cumulative total shareholder return on our Common Stock during the five years ended December 31, 2004 with the cumulative total return of the Standard and Poor's 500 Stock Index and an index composed of all publicly traded oil and gas companies identifying themselves by primary Standard Industrial Classification
(SIC) Code 1311 (Crude Petroleum and Natural Gas). The comparison assumes $100 was invested on December 31, 1999 in our Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. We paid no dividends on our Common Stock during such five-year period.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                AMONG GULFWEST, S&P 500 INDEX AND SIC CODE INDEX

                                [GRAPHIC OMITTED]
                     See supplemental pdf file attachment.

---------------------------- -- ------------- -- ------------- -- -------------
                                                     S&P 500         SIC Code
                                    Gulf              Index           Index
---------------------------- -- ------------- -- ------------- -- -------------

---------------------------- -- ------------- -- ------------- -- -------------
December 31, 1999                  $100.00           $100.00          $100.00
---------------------------- -- ------------- -- ------------- -- -------------
December 31, 2000                  $137.14           $ 90.89          $127.04
---------------------------- -- ------------- -- ------------- -- -------------
December 31, 2001                  $ 76.57           $ 80.09          $116.56
---------------------------- -- ------------- -- ------------- -- -------------
December 31, 2002                  $ 50.29           $ 62.39          $124.27
---------------------------- -- ------------- -- ------------- -- -------------
December 31, 2003                  $ 48.00           $ 80.29          $199.58
---------------------------- -- ------------- -- ------------- -- -------------
December 31, 2004                  $104.00           $ 89.02          $253.54
---------------------------- -- ------------- -- ------------- -- -------------

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following table sets forth information as of April 15, 2005 regarding the beneficial ownership of Common Stock by each person known to us to own beneficially 5% or more of the outstanding Common Stock, each director, each director nominee, certain named executive officers, and the directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. For the purpose of calculating the number of shares beneficially owned by a shareholder and the percentage ownership of that shareholder, shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of the date of this prospectus by that shareholder are deemed outstanding.

          Name and Address of            Amount and Nature of
           Beneficial Owner              Beneficial Ownership        Percent %
--------------------------------------  ----------------------  ----------------

Allan D. Keel(1,2)                               363,333                1.3%
E. Joseph Grady(2)                                     0                   *
Tracy Price(2)                                         0                   *
Thomas H. Atkins(2)                                    0                   *
Jay S. Mengle(2)                                       0                   *
J. Virgil Waggoner(3,4)                       16,725,944               49.0%
Thomas R. Kaetzer(2,5)                           608,852                2.2%
Jim C. Bigham(2,6)                               260,985                1.0%
Richard L. Creel(2,7)                            200,000                0.7%
John E. Loehr(2,8)                               617,491                2.3%
B. James Ford(9,10)                                    0                   *
Skardon F. Baker(9,10)                                 0                   *
Lee B. Backsen (2)                                     0                   *
Lon McCain (2)                                         0                   *
All current directors and officers            18,776,605               52.9%
as a group (12 persons)(11)
Oaktree Capital Management, LLC(10,12)        62,194,199               78.1%


---------------
1. Includes 333,333 shares underlying convertible preferred stock and 30,000 shares underlying warrants to purchase Common Stock.
2. Shareholder's address is 480 N. Sam Houston Parkway East, Suite 300, Houston, Texas 77060.
3. Includes 9,545,229 shares held directly, 4,285,715 shares underlying exchangeable preferred stock, 625,000 shares subject to currently exercisable warrants, 2,250,000 underlying convertible preferred stock and 20,000 shares subject to currently exercisable options. Shareholder granted OCM GW Holdings, LLC an irrevocable proxy and entered into Share Restriction Agreement on February 28, 2005.
4. Shareholder's address is 6605 Cypresswood Drive, Suite 250, Spring, Texas 77379.
5. Includes 296,226 shares owned directly, 2,626 shares owned by his wife and 310,000 shares subject to currently exercisable warrants and options.
6. Includes 210,000 shares subject to currently exercisable warrants and options.
7.   Includes 180,000 subject to currently exercisable options.
8. Includes 62,653 shares held directly; and 264,838 shares held by ST Advisory Corporation and 290,000 shares subject to currently exercisable warrants and options. Mr. Loehr is president and sole shareholder of ST Advisory Corporation.
9. Excludes shares held by OCM GW Holdings, LLC, of which they disclaim beneficial ownership.

10. c/o Oaktree Capital Management, LLC, 333 South Grand Avenue, Los Angeles, California 90071.
11. Includes 10,242,557 shares held directly, 1,665,000 shares subject to currently exercisable warrants and options and 6,869,048 shares underlying convertible preferred stock.
12. Includes 45,468,255 shares underlying convertible preferred stock held directly by OCM GW Holdings, LLC and 16,725,944 shares over which OCM GW Holdings, LLC may be deemed to have voting and/or dispositive power due to the Share Transfer Restriction and Irrevocable Proxy granted shareholder by Mr. Waggoner. The reported shares are owned directly by OCM GW Holdings, LLC. OCM Principal Opportunities Fund III, L.P. ("Fund") and OCM Principal Opportunities Fund IIIA, L.P. ("Fund IIIA") are the direct beneficial owners of Holdings. Fund is the managing member of Holdings and Oaktree Capital Management, LLC ("Oaktree") is the managing member of OCM Principal Opportunities Fund III GP, LLC ("Fund GP"), the general partner of the Fund and Fund IIIA. Although each of Fund, Fund IIIA, Fund GP and Oaktree may be deemed an indirect beneficial owner of the securities, each of them disclaims beneficial ownership of those shares except to the extent of its pecuniary interest in them.

CHANGE IN CONTROL

     On February 28, 2005 we closed two offerings of preferred stock exempt from registration under Section 4(2) of the Securities Act of 1933. OCM GW Holdings, LLC, an affiliate of Oaktree Capital Management, LLC, its ultimate parent, purchased 81,000 shares of Series G Preferred Stock, for a purchase price of $40,500,000. OCM GW Holdings, LLC also purchased 2,000 shares of Series A Preferred Stock, for a purchase price of $1,500,000.

     As a result of the February 2005 preferred stock offerings, OCM GW Holdings, LLC acquired a controlling interest in us. OCM GW Holdings, LLC has the right to acquire 45,468,255 shares of common stock pursuant to conversion of Series G Preferred Stock and Series H Preferred Stock owned by it which represents approximately 65% of the currently outstanding common stock, assuming the conversion of its preferred stock.

     J. Virgil Waggoner, a director and formerly our largest shareholder, entered into a Share Transfer Restriction Agreement, dated February 28, 2005, with OCM GW Holdings, LLC. Mr. Waggoner owns 9,545,229 shares of our Common Stock, which represents approximately 38% of the currently outstanding Common Stock. Additionally, Mr. Waggoner has the right to acquire an additional 7,180,715 shares pursuant to conversion of preferred stock and exercise of currently exercisable warrants and options. Pursuant to this Agreement, he agreed to deliver an Irrevocable Proxy coupled with an interest with respect to his shares of Common Stock, Series E Preferred Stock and Series H Preferred Stock thereby allowing OCM GW Holdings, LLC to vote such shares at any time in favor of our Delaware reincorporation or, if it does not occur by December 31, 2005, in favor of the conversion of certain of the Series G Preferred Stock into a new series of preferred stock. The proxy also grants OCM GW Holdings, LLC a proxy with additional rights with respect to the Series H Preferred Stock until such time as all the Series H Preferred Stock has converted into Common Stock. Mr. Waggoner is subject to restrictions on the disposition or transfer of the economic or voting rights of the capital stock owned by him, including prohibitions on transfers of shares of capital stock or entering into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any such capital stock, without the consent of OCM GW Holdings, LLC.

     The Proxy and the restrictions on disposition in the Share Transfer Restriction Agreement terminate upon the earliest to occur of our Delaware reincorporation or creation of the new series of preferred stock, other than with respect to the shares of Series H Preferred Stock.

     In addition, Mr. Waggoner agreed to exchange his shares of Series A Preferred Stock for Series H Preferred Stock pursuant to the amended terms of the Series A Preferred Stock Statement of Resolution and is required to convert any shares of Series H Preferred Stock he owns into Common Stock in the same proportion as that converted by OCM GW Holdings, LLC or its affiliates.

     We and OCM GW Holdings, LLC entered into a Shareholders Rights Agreement on February 28, 2005 providing OCM GW Holdings, LLC with up to four demand registrations with respect to shares of Series G Preferred Stock and any common stock held by it upon the request of holders holding 50% or more of the registrable securities (treating the Series G Preferred Stock and Series H Preferred Stock on an as converted basis), and unlimited piggyback registration rights. OCM GW Holdings, LLC is entitled to receive monthly financial reports, an annual business plan and operating budget, periodic filings and other information about us and, in addition, the Agreement provides OCM GW Holdings, LLC with board observation rights. The Shareholders Rights Agreement subjects us to various restrictive covenants affecting the operation of our business. Further, OCM GW Holdings, LLC has a right of first refusal to purchase any additional securities proposed to be purchased by a third party from us. If we do not reincorporate in Delaware by July 30, 2005, we will be required to make additional payments on the Series G Preferred Stock in the amount of $80 per share per annum until the reincorporation occurs or a number of shares of Series G Preferred Stock are converted into a new series of preferred stock substantially similar to the Series G Preferred Stock except that (i) it will not have the right to vote, (ii) it will be redeemable at the holder's option on January 15, 2008, and if not redeemed the dividend will increase to 14%, (iii) it will not be convertible, (iv) it will bear a quarterly dividend at an annual rate of 12%, and (v) it will be optionally redeemable by us at any time. We are required to use our best efforts to convert certain of the shares of Series G Preferred Stock into this new preferred stock if the Delaware reincorporation has not occurred by December 31, 2005.

     We also entered into an Omnibus and Release Agreement with OCM GW Holdings, LLC and certain other shareholders on February 28, 2005, which prohibits those other shareholders from, directly or indirectly, entering into any swap, option, future, forward or other similar agreement that transfers, in whole or in part, any of the economic consequences of ownership of any of our Series H Preferred Stock issuable upon exchange of our Series A Preferred Stock or Common Stock, although such holders may sell our Common Stock or, after February 28, 2007, the Series H Preferred Stock. After February 28, 2007, OCM GW Holdings, LLC and its affiliates have a right of first refusal to acquire any Series H Preferred Stock if a third party offers to acquire that stock, and the signatories to the Omnibus and Release Agreement have piggyback registration rights with respect to certain of the common stock held by them or issuable as a dividend. Shareholders (other than Holdings) that are party to the Omnibus and Release Agreement have agreed to vote in favor of our Delaware reincorporation. The restrictions imposed upon the shareholders that have executed the Omnibus and Release Agreement do not apply to shares of common stock owned by these shareholders, whether received upon conversion of the Series H Preferred Stock or otherwise, except as disclosed above.

     Pursuant to a Subscription Agreement dated February 28, 2005, Allan D. Keel, Chief Executive Officer and President, is subject to restrictions on transfers of his shares of Series G Preferred Stock for a period of 2 years. Allan D. Keel and the other purchasers of Series G Preferred Stock are subject to a right of first offer in favor of OCM GW Holdings, LLC, but not with respect to shares of Common Stock received upon conversion, and are required to convert their shares to Common Stock when OCM GW Holdings, LLC and its affiliates convert their shares into Common Stock in the same proportion as OCM GW Holdings, LLC and its affiliates.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by us with respect to 2004, or written representations from certain reporting persons, we believe that our officers, directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements, except that Mr. Waggoner was late in filing for two transactions involving two unauthorized sales of Common Stock by a broker, Mr. Kaetzer was late in filing for two transactions, one for the acquisition of options to purchase Common Stock and the other involving the acquisition of convertible preferred stock, Mr. Loehr was late in filing for one transaction involving the acquisition of convertible preferred stock, Mr. Bigham was late in filing for one transaction involving the acquisition of options to purchase Common Stock, and Mr. Creel was late in filing one transaction involving the acquisition of options to purchase Common Stock.

                              INDEPENDENT AUDITORS

     The Board has engaged Weaver & Tidwell, L.L.P., Dallas, Texas, as independent auditors to examine our accounts. Representatives of Weaver & Tidwell, L.L.P. are not expected to be present at the Meeting. No accountant has been selected for election, ratification or approval for the current year as we are still in the process of selecting a principal accountant for the year.

                     PRINCIPAL ACCOUNTING FEES AND SERVICES

AUDIT FEES

     The aggregate fees billed by Weaver & Tidwell for professional services rendered for the audit of our annual financial statements and reviews of the financial statements included in our quarterly reports on Form 10-Q for the fiscal years 2004 and 2003 were $49,600 and $51,610, respectively.

AUDIT-RELATED FEES

     The aggregate fees billed by Weaver & Tidwell for professional services rendered for audit related fees were $4,800 for 2004. These fees were incurred in connection with their review of our Registration Statement on Form S-1 filed for the benefit of certain selling shareholders, initially filed in June 2004. No such fees were incurred in 2003.

TAX FEES AND ALL OTHER FEES

     There were no tax or other fees billed by Weaver & Tidwell in the fiscal years 2004 and 2003.

     All of Weaver & Tidwell's fees for 2004 and 2003 were pre-approved by the audit committee through a formal engagement letter with Weaver & Tidwell. The audit committee's or the board's, as applicable, policy is to pre-approve all services by the Company's independent accountants.

                             SHAREHOLDERS' PROPOSALS

     Shareholders may submit proposals on matters appropriate for shareholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be considered in the Proxy Statement and Proxy relating to the 2006 Annual Meeting of Shareholders they must be received by us not later than January 4, 2006. Such proposals should be directed to GulfWest Energy Inc., 480 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060, Attn: Secretary.

                                 OTHER BUSINESS

     The Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the person(s) named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

                                  MISCELLANEOUS

     We will bear all costs incurred in the solicitation of Proxies. In addition to solicitation by mail, our officers and employees may solicit Proxies by telephone, telegraph or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

     The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers may household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Jim C. Bigham, secretary of the Company, 480 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060, by registered, certified or express mail.

     Our Annual Report to Shareholders, including financial statements for the year ended December 31, 2004, accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

Houston, Texas
May 4, 2005                                By Order of the Board of Directors



                                                 /s/ Jim C. Bigham
                                                 -------------------------------
                                                 Jim C. Bigham, Secretary

                                   APPENDIX A

                                 PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                    GULFWEST ENERGY INC., A TEXAS CORPORATION

                                       AND

                CRIMSON EXPLORATION INC., A DELAWARE CORPORATION



     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of ___________, 2005, made and entered into by and between GulfWest Energy Inc., a Texas corporation ("GulfWest"), and Crimson Exploration Inc., a Delaware corporation ("Crimson"), which corporations are sometimes referred to herein as the "Constituent Corporations."

                              W I T N E S S E T H:

     WHEREAS, GulfWest is a corporation organized and existing under the laws of the State of Texas, having been incorporated on July 22, 1992; and

     WHEREAS, Crimson is a wholly-owned subsidiary corporation of GulfWest, having been incorporated on [INSERT DATE OF INCORPORATION]; and

     WHEREAS, the respective Boards of Directors of GulfWest and Crimson have determined that it is desirable to merge GulfWest into Crimson (the "Merger"); and

     WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that GulfWest shall be merged into Crimson upon the terms and conditions set forth below.

                                   ARTICLE I
                                     MERGER

     On the effective date of the Merger (the "Effective Date"), as provided herein, GulfWest shall be merged into Crimson, the separate existence of GulfWest shall cease and Crimson (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of Crimson by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be Corporation Trust Center, 1209 Orange Street, in the County of New Castle, in the City of Wilmington, Delaware 19801.

                                   ARTICLE II
              CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

     The name of the Surviving Corporation shall be "Crimson Exploration Inc." The Certificate of Incorporation of the Surviving Corporation, attached hereto as Exhibit A, as in effect on the date hereof shall be the Certificate of Incorporation of Crimson (the "Delaware Charter") without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

                                  ARTICLE III
                       BYLAWS OF THE SURVIVING CORPORATION

     The Bylaws of the Surviving Corporation as in effect on the date hereof shall be the Bylaws of Crimson (the "Delaware Bylaws") without change, unless and until amended in accordance with applicable law.

                                   ARTICLE IV
              EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

     4.1 On the Effective Date, each outstanding share of Class A Common Stock of GulfWest, par value $.001 per share, (the "Common Stock"), other than the shares, if any, for which appraisal rights have been perfected under Articles
5.12 and 5.13 of the Texas Business Corporation Act ("TBCA"), shall be converted into one share of Common Stock, $.001 par value per share, of Crimson (the "Delaware Common Stock"), and each outstanding share of Delaware Common Stock held by GulfWest shall be retired and canceled. In addition, on the Effective Date, (i) each outstanding share of GulfWest's Series D Preferred Stock, par value $.01 per share ("Series D"), shall be converted into one share of the corresponding series of Crimson's Series D Preferred Stock, $.01 par value per share (the "Delaware Series D"); (ii) each outstanding share of GulfWest's
Cumulative Convertible Preferred Stock, Series E, par value $.01 per share ("Series E"), shall be converted into one share of the corresponding series of Crimson's Cumulative Convertible Preferred Stock, Series E, $.01 par value per share (the "Delaware Series E"); (iii) each outstanding share of GulfWest's Series G Convertible Preferred Stock, par value $.01 per share ("Series G"), other than the shares, if any, for which appraisal rights shall be perfected under Articles 5.12 and 5.13 of the TBCA, shall be converted into one share of the corresponding series of Crimson's Series G Convertible Preferred Stock, $.01 par value per share (the "Delaware Series G"); and (iv) each outstanding share of GulfWest's Series H Convertible Preferred Stock, par value $.01 per share ("Series H" and together with Series D, Series E and Series G, the "Preferred Stock"), other than the shares, if any, for which appraisal rights have been perfected under Articles 5.12 and 5.13 of the TBCA, shall be converted into one share of the corresponding series of Crimson's Series H Convertible Preferred Stock, $.01 par value per share (the "Delaware Series H" and together with the Delaware Series D, the Delaware Series E and the Delaware Series G, the
"Delaware Preferred Stock"). The shares of Delaware Preferred Stock shall be identical to the shares of Preferred Stock in substantially all other aspects. The powers, designations, preferences, and rights of the Delaware Preferred Stock are described in more detail in the Certificates of Designation, attached hereto as Exhibit B.

     4.2 All options and rights to acquire the Common Stock under the GulfWest 2004 Stock Option and Compensation Plan and the GulfWest 2005 Stock Incentive Plan, and under all other outstanding options, warrants or rights outstanding on the Effective Date, will automatically be converted into equivalent options, warrants and rights to purchase the same number of shares of Delaware Common Stock.

     4.3 After the Effective Date, (i) certificates representing shares of the Common Stock will represent shares of Delaware Common Stock, and (ii) certificates representing shares of the Preferred Stock will represent shares of Delaware Preferred Stock, and upon surrender of the same to the transfer agent for Crimson, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Delaware Common Stock or Delaware Preferred Stock into which such shares of Common Stock or Preferred Stock shall have been converted pursuant to Article 4.1.

                                    ARTICLE V
          CORPORATE EXISTENCE, POWERS AND LIABILITIES OF THE SURVIVING
                                   CORPORATION

     5.1 On the Effective Date, the separate existence of GulfWest shall cease. GulfWest shall be merged with and into Crimson, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, Crimson shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of GulfWest and Crimson, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in Crimson; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of Crimson, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in GulfWest and Crimson, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of GulfWest, shall thenceforth attach to Crimson, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.2 GulfWest agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of GulfWest and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI
                 OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

     6.1 Upon the Effective Date, the officers and directors of GulfWest shall become the officers and directors of Crimson, and such persons shall hold office in accordance with the Delaware Bylaws until their respective successors shall have been appointed or elected.

     6.2 If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the Delaware Bylaws.

                                  ARTICLE VII
                                DISSENTING SHARES

     7.1 Holders of shares of Common Stock, Series G and Series H who have complied with all requirements for perfecting their rights of appraisal set forth in Articles 5.12 and 5.13 of the TBCA shall be entitled to their rights under Texas law with payments to be made by the Surviving Corporation.

                                  ARTICLE VIII
          APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE, CONDUCT OF BUSINESS
                             PRIOR TO EFFECTIVE DATE

     8.1 Promptly after the approval of this Agreement by the requisite number of shareholders of GulfWest, the respective Boards of Directors of GulfWest and Crimson will cause their duly authorized officers to make and execute Articles of Merger and a Certificate of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of Texas and Delaware, respectively, in accordance with the TBCA and the Delaware General Corporation Law (the "DGCL"). The Effective Date shall be the date on which the Merger becomes effective under the TBCA or the date on which the Merger becomes effective under the DGCL, whichever occurs later.

     8.2 The Boards of Directors of GulfWest and Crimson may amend this Agreement and the Delaware Charter or Bylaws at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of GulfWest may not (i) change the amount or kind of shares to be received in exchange for or on conversion of the shares of the Common
Stock or Preferred Stock; or (ii) alter or change any of the terms and conditions of this Agreement or the Delaware Charter or Bylaws if such change would adversely affect the holders of the Common Stock or Preferred Stock.

                                   ARTICLE IX
                              TERMINATION OF MERGER

     This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of GulfWest and Crimson.

                                   ARTICLE X
                                  MISCELLANEOUS

     10.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     10.2 EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, GulfWest shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

     10.3 AGREEMENT. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at 480 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

     10.4 COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Presidents and Secretaries, all as of the day and year first above written.

                                         GULFWEST ENERGY INC.,
                                         a Texas corporation


                                         By:
                                             -----------------------------------
                                             Allan D. Keel, President
                                             and Chief Executive Officer

ATTEST:


---------------------------------
Jim C. Bigham, Secretary

                                         CRIMSON EXPLORATION INC.,
                                         a Delaware corporation


                                         By:
                                             -----------------------------------
                                             Allan D. Keel, President
                                             and Chief Executive Officer

ATTEST:


---------------------------------
Jim C. Bigham, Secretary

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CRIMSON EXPLORATION INC.

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CRIMSON EXPLORATION INC.

     THE UNDERSIGNED, acting as the incorporator of a corporation under and in accordance with the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended from time to time (the "DGCL"), hereby adopts the following Certificate of Incorporation for such corporation:

                                    ARTICLE I

                                      NAME

     The  name  of  the   corporation   is   Crimson   Exploration   Inc.   (the
"Corporation").

                                   ARTICLE II

                                     PURPOSE

     The purpose for which the Corporation is organized is to engage in any or all lawful acts and activities for which corporations may be incorporated under the DGCL.

                                   ARTICLE III

                                REGISTERED AGENT

     The street address of the initial registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of the Corporation's initial registered agent at such address is Corporation Trust Center.

                                   ARTICLE IV

                                 CAPITALIZATION

Section 4.1    Authorized Capital Stock

     The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 200,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). Unless specifically provided otherwise herein, the holders of such shares shall be entitled to one vote for each share held in any stockholder vote in which any of such holders is entitled to participate.

Section 4.2    Preferred Stock

     (a) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors (the "Board") is hereby expressly authorized to provide for the issuance of shares of Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and the qualifications, limitations and restrictions thereof, as shall be stated in the resolution(s) adopted by the Board providing for the issuance of such series and included in a certificate of designations (a "Preferred Stock Designation") filed pursuant to the DGCL.

     (b) The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to another provision of this Certificate (including any Preferred Stock Designation).

Section 4.3    Common Stock

     (a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including a Preferred Stock Designation), holders of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation).

     (b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

     (c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.


                                    ARTICLE V

                                  INCORPORATOR

---------------------------------- ---------------------------------------------
            Name                                      Address
---------------------------------- ---------------------------------------------
        Jim C. Bigham                   480 North Sam Houston Parkway East
                                        Suite 300
                                        Houston, TX 77060
---------------------------------- ---------------------------------------------


                                   ARTICLE VI

                                    DIRECTORS

Section 6.1    Board Powers

     The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Bylaws of the Corporation (the "Bylaws"), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 6.2    Number and Election

     (a) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

     (b) Except as required by any Preferred Stock Designation, the number of directors of the Corporation, other than those who may be elected by the holders of one or more series of Preferred Stock entitled to elect a specified number of directors voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate, "Whole Board" shall mean the total number of directors the Corporation would have if there were no vacancies.

Section 6.3    Initial Directors

     Upon the filing of this Certificate, the powers of the incorporator shall terminate. The name and mailing address of the persons who are to serve as the initial directors until the first annual meeting of stockholders of the Corporation or until such director's successor is duly elected and qualified are as follows:

            Name                                      Address
            ----                                      -------

        B. James Ford                      480 North Sam Houston Parkway East
        Skardon F. Baker                   Suite 300
        Allan D. Keel                      Houston, Texas 77060
        [__________]
        [__________]


Section 6.4    Newly Created Directorships and Vacancies

     Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders except as specified in a Preferred Stock Designation), and any director so chosen shall hold office for the remainder of the full term of such directorship and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

Section 6.5    Preferred Stock - Directors

     Notwithstanding any other provision of this Article VI, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation).

                                   ARTICLE VII

                                     BYLAWS

     In furtherance and not in limitation of the powers conferred upon it by law, the Board may adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders.

                                  ARTICLE VIII

                            MEETINGS OF STOCKHOLDERS

Section 8.1    Meetings

     Except as otherwise required by law or the terms of any one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer, President, or the Board pursuant to a resolution adopted by a majority of the Whole Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

Section 8.2    No Action by Written Consent

     Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent or as may be approved in advance by the Board, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

Section 8.3    Advance Notice

     Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

                                   ARTICLE IX

                       LIMITED LIABILITY; INDEMNIFICATION

Section 9.1    Limitation of Personal Liability

     No person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL as the same exists or hereafter may be amended. If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the liability of directors, then the liability of a director to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended. Any repeal or amendment of this Section 9.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 9.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 9.2    Indemnification

     (a) Each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding") by reason of the fact that he or she is or was a director of the Corporation or, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a "Covered Person"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred by this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition.

     (b) The rights conferred on any Covered Person by this Section 9.2 shall not be exclusive of any other rights which any Covered Person may have or hereafter acquire under law, this Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

     (c) Any repeal or amendment of this Section 9.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 9.2, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

     (d) This Section 9.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons.

                                    ARTICLE X

                    AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by this Certificate, the Bylaws or the DGCL; and except as set forth in Article IX, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article.

                            [Signature page follows]

     IN WITNESS WHEREOF, the incorporator of the Corporation hereto has caused this Certificate of Incorporation to be duly executed as of [___________], 2005.




                                                   -----------------------------
                                                   Jim C. Bigham, Incorporator

                                    EXHIBIT B

                           CERTIFICATES OF DESIGNATION

                             FOR PREFERRED STOCK OF

                            CRIMSON EXPLORATION INC.

                                   EXHIBIT B-1

                           CERTIFICATE OF DESIGNATION,

                             PREFERENCES AND RIGHTS

                                       OF

                            SERIES D PREFERRED STOCK

                            CRIMSON EXPLORATION INC.

                           CERTIFICATE OF DESIGNATION,
                             PREFERENCES AND RIGHTS
                                       OF
                                    SERIES D
                                 PREFERRED STOCK
                            ________________________

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law
                            ________________________


     Crimson Exploration Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that pursuant to the provisions of Section 151 of the Delaware General Corporation Law, its Board of Directors, at a duly noticed and convened meeting held on _________, 2005 adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

     WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of preferred stock and the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the Delaware General Corporation Law; and

     WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to authorize and fix the terms of the preferred stock to be designated the Series D Preferred Stock of the Company and the number of shares constituting such preferred stock;

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized the Series D Preferred Stock on the terms and with the provisions herein set forth:

                      DESIGNATION, PREFERENCES AND RIGHTS

                                       of
                            SERIES D PREFERRED STOCK
                                       of
                            CRIMSON EXPLORATION INC.

     The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series D Preferred Stock or the holders thereof are as follows:

     SECTION 1. Designation of Series. The shares of such series shall be designated "Series D Preferred Stock" (hereinafter called "Series D Preferred Stock").

     SECTION 2. Number of Shares. The number of shares of Series D Preferred Stock shall be 12,000, of which number the Board of Directors may decrease (but not below the number of shares of the series then outstanding).

     SECTION 3. Dividends. No dividends will be paid on the Series D Preferred Stock.

     SECTION 4. Redemption Rights. The Series D Preferred Stock is not redeemable.

     SECTION 5. No Sinking Fund. The Series D Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

     SECTION 6. Liquidation. The holders of the Series D Preferred Stock shall, in case of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, be entitled to receive in full out of the assets of the Company, including its capital, before any amount shall be paid or distributed among the holders of the Company's common stock (the "Common Stock"), the amount of $500 per share of Series D Preferred Stock.

     SECTION 7. Voting Rights. Except as otherwise expressly required by law, the holders of the Series D Preferred Stock shall not be entitled to vote on any matters.

     SECTION 8. Conversion to Common Stock. The Series D Preferred Stock is convertible to Common Stock at any time. A holder of Series D Preferred Stock may by written notice (the "Conversion Notice") to the Company convert any or all of the shares of the Series D Preferred Stock to Common Stock. The number of shares of Common Stock issuable with respect to each share of Series D Preferred Stock upon such conversion shall be $500 per share of Series D Preferred Stock divided by $8.00 per share of Common Stock (the "Conversion Ratio"). Any resulting fractional shares shall be rounded up to the next whole share. Following the date of the Conversion Notice, all shares of Series D Preferred Stock specified in the Conversion Notice shall thereafter cease to exist except to the extent that they evidence a right to receive the shares of Common Stock upon conversion. The shares of Common Stock issuable upon conversion shall be issued by the Company once such holder tenders the certificates evidencing such shares of Series D Preferred Stock to the Company for cancellation.

     SECTION 9. Antidilution. In case (i) the outstanding shares of the Common Stock shall be subdivided into a greater number of shares, (ii) a dividend in Common Stock shall be paid in respect of Common Stock, or (iii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, the Conversion Ratio in effect immediately prior to such subdivision or combination or at the record date of such dividend or distribution shall, simultaneously with the effectiveness of such subdivision or combination or immediately after the record date of such dividend or distribution, be proportionately adjusted to equal the product obtained by multiplying the Conversion Ratio by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination, subdivision or dividend, and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination, subdivision or dividend. Any dividend paid or distributed on the Common Stock in stock or any other securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

     SECTION 10. Registration Rights. The holders of the Series D Preferred Stock will have no registration rights with respect to the Series D Preferred Stock or the underlying Common Stock.

     SECTION 11. Preemptive Rights. The holders of the Series D Preferred Stock will have no preemptive rights whatsoever.

     SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the holders of the Series D Preferred Stock may be taken without such a meeting if a consent or consents in writing, setting forth the actions so taken, is signed by the holders of two-thirds of the outstanding shares of Series D Preferred Stock.

     IN WITNESS WHEREOF, Crimson Exploration Inc. has caused this Certificate to be executed by a duly authorized officer this __ day of ________, 2005.

                                         CRIMSON EXPLORATION INC.

                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                   EXHIBIT B-2

                           CERTIFICATE OF DESIGNATION,

                             PREFERENCES AND RIGHTS

                                       OF

                            SERIES E PREFERRED STOCK

                            CRIMSON EXPLORATION INC.

                           CERTIFICATE OF DESIGNATION,
                             PREFERENCES AND RIGHTS
                                       OF
                         SERIES E CUMULATIVE CONVERTIBLE

                                 PREFERRED STOCK
                            ________________________

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law
                            ________________________


     Crimson Exploration Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that pursuant to the provisions of Section 151 of the Delaware General Corporation Law, its Board of Directors, at a duly noticed and convened meeting held on _________, 2005 adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

     WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of preferred stock and the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the Delaware General Corporation Law; and

     WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to authorize and fix the terms of the preferred stock to be designated the Cumulative Convertible Preferred Stock, Series E, of the Company and the number of shares constituting such preferred stock;

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized the Cumulative Convertible Preferred Stock, Series E, on the terms and with the provisions herein set forth:

                       DESIGNATION, PREFERENCES AND RIGHTS

                                       of

                 SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                       of

                            CRIMSON EXPLORATION INC.

     The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Cumulative Convertible Preferred Stock, Series E, or the holders thereof are as follows:

     1. Designation. The designation of the Series of Preferred Stock authorized hereby shall be "Cumulative Convertible Preferred Stock, Series E" ("Series E Preferred Stock"), with a par value of $.01 per share.

     2. Number of Shares. The number of shares of Series E Preferred Stock shall be 9,000.

     3. Dividends

     (a) The rate of dividends per share shall be expressed as a percentage of the Preferred Liquidation Preference in effect at the relevant time ("Dividend Rate") and shall be 6% per annum. Cash dividends at such rate shall be payable in quarterly installments, on each March 31, June 30, September 30, and December 31 (each a "Dividend Payment Date") to holders of record of the Series E Preferred Stock as they appear on the Company's stock records as of the day immediately prior to the Dividend Payment Date. Such dividends shall be cumulative from February 28, 2005 as if the Series E Preferred Stock were issued by the Company on such date (the "Original Issue Date"), whether or not in any period the Company or its predecessor GulfWest Energy Inc., a Texas corporation ("GulfWest"), shall be (or was) legally permitted to make the payment of such dividends and whether or not such dividends are (or were) declared. The Series E Preferred Stock shall rank as to dividends (i) senior to the Common Stock (as defined herein) and any other class or series of capital stock that by its express terms provides that it ranks junior to the Series E Preferred Stock as to dividends or upon any voluntary or involuntary liquidation, dissolution or winding up of the Company (a "Liquidation") or that does not expressly provide for any ranking as to dividends or upon Liquidation ("Junior Securities"), (ii) on parity with any other class or series of capital stock that by its express terms provides it ranks on a parity with other classes of preferred stock of the Company as to payments of dividends or upon Liquidation ("Parity Securities"), and (iii) junior to the Company's Series G Convertible Preferred Stock, Series H Convertible Preferred Stock and any other class or series of capital stock that by its express terms provides it ranks senior to the Series E Preferred Stock as to dividends or upon Liquidation ("Senior Securities"). Such dividends shall first be payable to the holders of the Series E Preferred Stock in preference and priority of any payment of any cash dividend on any stock ranking junior to the Series E Preferred Stock, including the shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), but after and subject to the payment in full of all amounts required to be distributed to the holders of Senior Securities.

     (b) Notwithstanding provisions in Section 3(a) to the contrary, unless the Company's Board of Directors so elects, dividends shall accrue from the Original Issue Date as if issued on such date but shall not be paid until the dividend owing on March 31, 2009 is required to be paid ("Deferred Dividends"); provided, however, that if the Company elects to pay dividends for any quarter on the Series G Convertible Preferred Stock in cash before March 31, 2009, then the Company shall pay dividends for such quarter in cash to the holders of Series E Preferred Stock as well. "Accrued and unpaid dividends" in all instances in this Certificate of Designation shall include Deferred Dividends. Deferral of Deferred Dividends shall not be deemed a default on the payment of dividends under Section 6(i). Beginning with the dividend required to be paid in cash on March 31, 2009, the Company shall pay dividends in cash to the holders of the Series E Preferred Stock in accordance with Section 3(a). Accrued and unpaid Deferred Dividends from the Original Issue Date shall be paid on the date of payment of amounts payable to holders of the Series E Preferred Stock upon a liquidation, dissolution or winding up of the affairs of the Company under
Section 10 or, at the Company's option, with the consent of the Holders affected, at any time. To the extent dividends are accrued but are not convertible under Section 11.1 because they pertain to a partial quarter, such dividends shall be paid in cash upon conversion of the applicable shares.

     4. Preference. Except with respect to the Senior Securities, the rights of the Series E Preferred Stock are of equal preference to all other outstanding preferred stock of the Company regarding payment of dividends and liquidation. No distribution shall be declared or paid or set apart for payment on any Junior Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series E Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of the distribution on such junior stock; provided that the foregoing restriction shall not be applicable to dividends payable in additional shares of Common Stock to the holders of (i) Common Stock in connection with any stock split or (ii) any class of preferred stock as dividends thereon.

     5. Retirement of Shares. Shares of Series E Preferred Stock that have been issued and have been redeemed, repurchased or reacquired in any manner by the Company shall be retired and not reissued and shall resume the status of authorized but unissued and non-designated shares of preferred stock of the Company.

     6. Voting. The holders of Series E Preferred Stock shall have no voting rights except as otherwise expressly required by Delaware law. Notwithstanding the foregoing, if at any time (i) two or more quarterly dividends, whether or not consecutive, on the Series E Preferred Stock are in default, in whole or in part; or (ii) the Company (a) files a voluntary petition in bankruptcy, (b) is adjudicated as a bankrupt, (c) files any petition or other pleading in any action seeking reorganization, rearrangement, adjustment, or composition of, or in respect of the Company under the United States Bankruptcy Code or any other similar state or federal law dealing with creditors' rights generally, unless within 60 days after such filing such proceeding is discharged, or (d) has a receiver, trustee or other similar official appointed for the Company; then the number of directors then constituting the Company's Board of Directors shall be increased by two and the holders of shares of Series E Preferred Stock shall be entitled to appoint the two additional directors to serve on the Board of

Directors by written consent executed by the holders of Series E Preferred Stock in accordance with Section 12 hereof or by special meeting of holders of Series E Preferred Stock called as hereinafter provided. Whenever all arrears in accrued dividends on the Series E Preferred Stock shall have been paid or, as applicable, the default specified in clause (ii) of the foregoing sentence has been cured, then the right of the holders of the Series E Preferred Stock to appoint such additional directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any future defaults specified in clauses (i) or (ii) of the second sentence of this Section), and the terms of office of any person appointed as a director by the holders of the Series E Preferred Stock shall immediately terminate and the number of the Board of Directors shall be reduced accordingly.

     At any time after such voting rights shall have been vested in the holders of the Series E Preferred Stock, the Secretary of the Company may, and upon the written request of the record holders of at least 10% of the outstanding Series E Preferred Stock (addressed to the Secretary at the principal office of the Company) shall, call a special meeting of the holders of the Series E Preferred Stock for the election of the two additional directors to be appointed by them as herein provided, such call to be made by notice similar to that provided in the bylaws of the Company for a special meeting of the stockholders. If any such special meeting to be called as above provided shall not be called by the Secretary within 20 days after receipt of any such request, then the record holders of at least 10% of the outstanding Series E Preferred Stock may in writing designate one among them to call the meeting, and for that purpose shall have access to the stock books and stockholder lists of the Company. If such office shall not have previously terminated as above provided, the directors previously elected at any such special meeting of the holders of the Series E Preferred Stock shall continue to hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof, at which meeting the holders of the Series E Preferred Stock shall be entitled to reelect the same directors or to elect two new directors as provided hereunder.

     7. Board of Directors Advisory Membership. The Company will offer a position as an advisory member of the Board of Directors to Mr. Leonard C. Tallerine, Jr. to be held as long as he holds any shares of the Series E Preferred Stock. The Company will offer a position as an advisory member of the Board of Directors to Millennium's designee in the event that Millennium continues to hold any shares of Series E Preferred Stock and Tallerine no longer holds any shares of Series E Preferred Stock. Such advisory member position shall have no voting rights as a director.

     8. Other Rights and Amendments. Except as otherwise provided by law, without the written consent of the holders of a majority of the Series E Preferred Stock, the Company will not (i) increase the authorized number of shares of Series E Preferred Stock; (ii) amend, alter, repeal or waive any provision of the bylaws, the Certificate of Incorporation or this Certificate of Designation so as to adversely affect the preferences, rights and powers of the Series E Preferred Stock; or (iii) increase the number of directors, excluding the two additional directorship positions that may be elected by the Series E Preferred Stock pursuant to Section 6 hereof, to a number greater than nine (9).

     9. Redemption Rights. The Series E Preferred Stock is redeemable in whole or in part at any time, at the option of the Company, at a price of $500 per share, plus all accrued and undeclared or unpaid dividends from the Original Issue Date; except that prior to redemption by the Company the holders of record shall be given a 60-day written notice of the Company's intent to redeem and the opportunity to convert the Series E Preferred Stock to Common Stock, in accordance with Section 11 hereof, during the 60-day period. The shares to be redeemed hereunder shall be redeemed from the holders of the Series E Preferred Stock on a pro rata basis by the Company. The written notice (the "Redemption Notice") for any such call of redemption by the Company shall specify the effective date of such redemption (the "Redemption Effective Date"); provided, however, that the Redemption Effective Date shall be no less than 60 days and no more than 90 days following the Redemption Notice. Following the Redemption Effective Date, all shares called for redemption shall thereafter cease to exist except to the extent that they evidence a right of the record holder as of the date of the Redemption Notice to receive the redemption proceeds for such shares.

     10. Liquidation. The holders of the Series E Preferred Stock shall, in case of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, be entitled to receive in full out of the assets of the Company, including its capital, before any amount shall be paid or distributed among the holders of the Company's Common Stock or other capital stock designated as junior to the Series E Preferred Stock with respect to liquidation, but after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Securities, the amount of $500 per share of Series E Preferred Stock plus all accrued and undeclared or unpaid dividends from the Original Issue Date (the "Preferred Liquidation Preference"). If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributed among the holders of shares of Series E Preferred Stock and the holders of all Parity Securities shall be insufficient to pay in full the respective preferential amounts on shares of Series E Preferred Stock and all Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of Series E Preferred Stock and the holders of Parity Securities ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the liquidation preference to which the holders of Series E Preferred Stock are entitled, such holders will not be entitled to any further participation in any distribution of assets of the Company. For the purpose of this Section 10, none of the merger or consolidation of the Company into or with another corporation or the merger or consolidation of any other corporation into or with the Company or the sale, transfer, or other disposition of all or substantially all of the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Company.

     11. Conversion to Common Stock. The Series E Preferred Stock (including accrued and unpaid dividends thereon from the Original Issue Date other than dividends accrued since the last Dividend Payment Date) is convertible to Common Stock at any time. At any time thereafter, the holder may, by written notice (the "Conversion Notice") to the Company, convert any or all of the shares of the Series E Preferred Stock to Common Stock. The shares of Common Stock issuable upon conversion shall be issued by the Company once the holder of the converted Series E Preferred Stock tenders the certificates evidencing such shares of Series E Preferred Stock to the Company for cancellation.

     11.1 Conversion Price. Each share of Series E Preferred Stock shall be convertible in accordance with this Section 11 into the number of shares of Common Stock that results from (i) dividing the initial liquidation value per share for Series E Preferred Stock (the stated $500 per share liquidation preference) by the conversion price for Series E Preferred Stock that is in effect at the time of conversion and (ii) dividing the accrued and unpaid dividends thereon from the Original Issue Date (excluding dividends (other than Deferred Dividends accrued before the most recent Dividend Payment Date) accrued since the most recent Dividend Payment Date) by the conversion price for accrued and unpaid dividends thereon that is in effect at the time of conversion (collectively, such conversion prices are referred to as the "Conversion Price"), and adding (i) and (ii). The Conversion Price for the Series E Preferred Stock shall initially be $2.00 per share, provided that the initial Conversion Price for accrued and unpaid dividends thereon from the Original Issue Date shall be $0.90 per share. Each Conversion Price shall be subject to adjustment from time to time as provided below.

     11.2 Adjustment Upon Common Stock Event. Upon the happening of a Common Stock Event (as hereinafter defined), each Conversion Price shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the applicable Conversion Price in effect immediately prior to such Common Stock Event by a fraction, (a) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (b) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion
Price. Each Conversion Price shall be adjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" means (i) the issue by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock,
(ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

     11.3 Adjustment for Other Dividends and Distributions. If at any time or from time to time after the initial date of issuance of the Series E Preferred Stock the Company pays a dividend or makes any other distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, then in each such event provision shall be made so that the holders of the Series E Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company that they would have received had their Series E Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 11 with respect to the rights of the holders of the Series E Preferred Stock or with respect to such other securities by their terms.

     11.4 Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the initial date of issuance of the Series E Preferred Stock, the Common Stock issuable upon the conversion of the Series E Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reorganization, merger, consolidation or otherwise (other than by Common Stock Event or a stock dividend provided for elsewhere in this Section 11), then in any such event each holder of Series E Preferred Stock shall have the right thereafter to convert such Series E Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization, merger, consolidation or other change by holders of the number of shares of Common Stock into which such shares of Series E Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, reorganization, merger, consolidation or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. The Company shall give each holder of Series E Preferred Stock at least 30 days prior written notice of any event requiring adjustment pursuant to this Section 11.4.

     11.5 Certificate of Adjustment. In case of an adjustment or readjustment of the Conversion Price for Series E Preferred Stock, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series E Preferred Stock at the holder's address as shown in the Company's books.

     11.6 Change of Control of Company. In the event of a "change of control" of the Company, each holder of the Series E Preferred Stock shall have the right, at the holder's option, to convert its shares to Common Stock in accordance with
Section 11 hereof, or cause the Company to redeem the shares at a price of $500 per share, plus all accrued and undeclared or unpaid dividends from the Original Issue Date. A "change of control" is defined as: (i) an acquisition by an individual, entity or a group subject to a voting trust agreement (excluding the Oaktree Parties, J. Virgil Waggoner and his affiliates, the Company and its subsidiaries, a related employee benefit plan or a corporation the voting stock of which is beneficially owned following such acquisition 50% or more by the Company's stockholders in substantially the same proportions as their holdings in the Company prior to such acquisition) of ownership of more than 50% of the Company's outstanding voting stock; (ii) the approval by the stockholders of a reorganization, merger or consolidation (other than a reorganization, merger or consolidation in which all or substantially all of the stockholders of the Company receive 50% or more of the voting stock of the surviving company); or
(iii) a complete liquidation or dissolution of the Company or the sale of all, or substantially all, of its assets. As used in this Section 11.6, the term "affiliate" shall be given the meaning attributed to it under Rule 144 promulgated under the Securities Act of 1933, as amended. "Oaktree Party" means each of Oaktree Capital Management, OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P., OCM GW Holdings, LLC ("Holdings") and any of the respective Permitted Transferees. "Permitted Transferee" means as to any person or entity, (i) any general partner or managing member of such person or entity or (ii) any partnership, limited partnership, limited liability company, corporation or other entity organized, formed or incorporated and managed or controlled by such person or entity, its general partner or managing member as a vehicle for purposes of making investments.

     11.7 Dilution or Impairments. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, intentionally avoid or seek to avoid the observance or performance of any of the terms hereunder, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate hereunder. Without limiting the generality of the foregoing, the Company:

     (a) shall at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Series E Preferred Stock, all shares of the Common Stock from time to time issuable upon such conversion; and

     (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassesable shares of Common Stock upon the conversion of the Series E Preferred Stock from time to time outstanding.

     11.8 Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of Series E Preferred Stock. Any resulting fractional shares shall be rounded up to the next whole share.

     11.9 Mandatory Conversion. At any time Holdings and/or any Oaktree Party converts any or all of the Series G Convertible Preferred Stock owned of record or Beneficially Owned by it into Common Stock, a number of shares of Series E Preferred Stock shall automatically convert into Common Stock in proportion to the number of shares Series G Convertible Preferred Stock converted by Holdings and such other Oaktree Parties in relation to their total holdings of Series G Convertible Preferred Stock immediately prior to such conversion. The number of shares of Series E Preferred Stock automatically converted with respect to each holder shall be on a pro rata basis. The shares of Common Stock to be issued upon such conversion shall be issued by the Company once the holder of the Series E Preferred Stock so converted tenders the certificates evidencing such shares of Series E Preferred Stock to the Company for cancellation. "Beneficially Owned" means having voting power or investment power with respect to the Series G Preferred Stock (as determined pursuant to Rule 13d-3(a) under the Securities Exchange Act of 1934), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

     12. Action by Consent. Any action required or permitted to be taken at any meeting of the holders of the Series E Preferred Stock may be taken without such a meeting if a consent or consents in writing, setting forth the actions so taken, is signed by the holders of two-thirds of the outstanding shares of Series E Preferred Stock."

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed by its duly authorized officer as of the __ day of , 2005.

                                         CRIMSON EXPLORATION INC.


                                         By:
                                             -----------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                   EXHIBIT B-3

                           CERTIFICATE OF DESIGNATION,

                             PREFERENCES AND RIGHTS

                                       OF

                            SERIES G PREFERRED STOCK

                            CRIMSON EXPLORATION INC.

                           CERTIFICATE OF DESIGNATION,
                             PREFERENCES AND RIGHTS
                              SERIES G CONVERTIBLE
                                 PREFERRED STOCK
                            ________________________

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law
                            ________________________


     Crimson Exploration Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that pursuant to the provisions of Section 151 of the Delaware General Corporation Law, its Board of Directors, at a duly noticed and convened meeting held on _________, 2005 adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

     WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of preferred stock and the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the Delaware General Corporation Law; and

     WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to authorize and fix the terms of the preferred stock to be designated the Series G Convertible Preferred Stock of the Company and the number of shares constituting such preferred stock;

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized the Series G Convertible Preferred Stock, on the terms and with the provisions herein set forth:

                       DESIGNATION, PREFERENCES AND RIGHTS

                                       of

                      SERIES G CONVERTIBLE PREFERRED STOCK

                                       of

                            CRIMSON EXPLORATION INC.

     The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series G Convertible Preferred Stock, or the holders thereof are as follows:

     1. Designation and Number of Shares. The designation of the Series of Preferred Stock authorized hereby shall be Series G Convertible Preferred Stock ("Series G Preferred Stock") with a par value of $.01 per share. The number of shares of Series G Preferred Stock shall be 81,000.

     2. Dividends on Shares of Common Stock.

     If the Board declares a dividend on the outstanding shares of Common Stock, par value $.001 per share (the "Common Stock"), except for a dividend (resulting in an adjustment to the Conversion Price under Section 6) payable in Common Stock or other securities or rights convertible into or entitling the holders thereof to receive, directly or indirectly, additional shares of Common Stock, such dividend will be declared and paid on each outstanding share of Series G Preferred Stock prior and in preference to any dividends declared and paid on the Common Stock, in an amount equal to the aggregate amount of the dividend to which such share of Series G Preferred Stock would have been entitled had such share been converted into shares of Common Stock pursuant to the provisions hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividend (or if there is no such record date, on the date of payment of such dividend). Such dividends will be payable only when, as and if declared by the Board and will be noncumulative.

     3. Liquidation, Dissolution or Winding Up.

     (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company (a "Liquidation"), the holders of record of shares of Series G Preferred Stock (the "Holders") then outstanding will be entitled to be paid in cash out of the assets of the Company available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Stock, but before any payment may be made to the holders of shares of any Junior Stock, because of their ownership thereof, an amount equal to $500.00 per share of Series G Preferred Stock plus any accrued but unpaid dividends from the Original Issue Date (as defined) (the "Preferred Liquidation Preference"). Notwithstanding the foregoing, upon a Liquidation, a Holder will receive the amount, if greater than the amount set forth in the preceding sentence, such Holder would have received had such Holder converted such Holder's Series G Preferred Stock into Common Stock immediately before a Liquidation. If upon a Liquidation, the Company's remaining assets available for distribution to its stockholders are insufficient to pay the Holders the full amount of the Preferred Liquidation Preference, the Holders and holders of any Parity Stock will share ratably in any distribution of the Company's remaining assets and funds in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the Holders have been paid the Preferred Liquidation Preference in full in cash, any remaining assets will be distributed pro rata among each holder of Junior Stock in accordance with the terms thereof.

     "Senior Stock" means, collectively, any class or series of stock of the Company ranking on Liquidation and with respect to the payment of dividends prior and in preference to the Series G Preferred Stock.

     "Junior Stock" means, collectively, Common Stock or any other shares of capital stock of the Company (including the Company's (i) Series D Preferred Stock ("Series D Preferred Stock"), (ii) Cumulative Convertible Preferred Stock, Series E ("Series E Preferred Stock"), and (iii) Series H Convertible Preferred Stock ("Series H Preferred Stock")) ranking on Liquidation and with respect to the payment of dividends junior and subordinate to the Series G Preferred Stock, Senior Stock and Parity Stock. Any other class or series of preferred stock of the Company authorized, designated or issued after this date, except as expressly set forth and provided in the resolution or resolutions of the Board providing for authorization, designation or issuance of shares of any such other class or series of preferred stock of the Company (subject to Section 9), shall be "Junior Stock."

     "Parity Stock" means, collectively, any class or series of stock ranking on Liquidation and with respect to payment of dividends on a parity with the Series G Preferred Stock.

     4. Dividends and Distributions

     (a) The Series G Preferred  Stock shall rank (i) prior to the Junior Stock,
(ii) on parity with the Parity Stock, and (iii) junior to the Senior Stock, with respect to dividends. The holders of shares of the Series G Preferred Stock shall be entitled to receive in cash, when, as and if declared by the Board, as legally available, cumulative dividends, from February 28, 2005, the date the Series G Convertible Preferred Stock, par value $.01 per share, of GulfWest Energy Inc., a Texas corporation ("GulfWest"), was originally issued as if the Series G Preferred Stock had been issued on such date (the "Original Issue Date"). The rate of dividends per share shall be expressed as a percentage of the Preferred Liquidation Preference in effect at the relevant time ("Dividend Rate") and, subject to Section 7(e), shall be 8% per annum. Such dividends on shares of Series G Preferred Stock shall be cumulative from the Original Issue Date, whether or not in any period the Company or GulfWest shall be (or was) legally permitted to make the payment of such dividends and whether or not such dividends are (or were) declared, and shall be payable on a quarterly basis in cash on January 1, April 1, July 1 and October 1 in each year, except that if any such date is not a business day then such dividends shall be payable on the next succeeding business day (as applicable, each a "Dividend Payment Date"). All dividends on the Series G Preferred Stock shall accrue from the Original Issue Date as if such shares had been issued on that date, daily, whether or not there are or was (at the time such dividend accrues or becomes payable or at any other time) profits, surplus or other funds of the Company or GulfWest legally available for the payment of dividends. To the extent dividends are accrued but are not convertible under Section 6(a) because they pertain to a partial quarter, such dividends shall be paid in cash upon conversion of the applicable shares.

     (b) Notwithstanding provisions in Section 4(a) to the contrary, unless the Board so elects, dividends shall accrue from the Original Issue Date but shall not be paid (such unpaid dividends being "Deferred Dividends") until the dividend owing on April 1, 2009 is required to be paid. "Accrued and unpaid dividends" in all instances in this Certificate of Designation shall include Deferred Dividends. Beginning with the dividend required to be paid in cash on April 1, 2009, the Company shall pay dividends in cash to the holders of the Series G Preferred Stock in accordance with Section 4(a). Accrued and unpaid Deferred Dividends shall be paid on the date of payment of the Preferred Liquidation Preference under Section 3 or, at the Company's option, with the consent of the Holders affected, at any time.

     (c) Dividends shall be calculated on the basis of the time elapsed from and including the Original Issue Date to and including the Dividend Payment Date or on any final distribution date relating to conversion or redemption or to a dissolution, liquidation or winding up of the Company. Dividends payable on the shares of Series G Preferred Stock for any period of less than a full calendar year shall be prorated for the partial year on the basis of a 360-day year of 12 30-day months.

     (d) Dividends payable on each Dividend Payment Date shall be paid to record holders of the shares of Series G Preferred Stock as they appear on the books of the Company at the close of business on the tenth business day immediately preceding the respective Dividend Payment Date or on such other record date as may be fixed by the Board in advance of a Dividend Payment Date, provided that no such record date shall be less than ten nor more than 60 calendar days preceding such Dividend Payment Date. Dividends in arrears may be declared and paid at any time to holders of record on a date not more than 60 days preceding the payment date as may be fixed by the Board. Dividends paid on shares of Series G Preferred Stock in an amount less than the total amount of such dividends at the time payable shall be allocated pro rata on a share by share basis among all shares outstanding.

     5. Voting.

     (a) Except to the extent specifically provided herein or required by applicable law, the holders of shares of Series G Preferred Stock and the holders of Common Stock will vote together on all matters as to which the approval of the stockholders may be required, except for the election of directors, which shall be covered by Section 5(b). The holders of the shares of Series G Preferred Stock will vote on an as-converted basis, and with respect to such vote, will have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock. Fractional votes will not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series G Preferred Stock held by each Holder could be converted) will be rounded to the nearest whole number (with one-half being rounded upward).

     (b) The Holders, voting separately as a single class, shall have (A) the right to elect that number of directors to the Board of Directors that constitutes a majority of the members of the Board of Directors (the "Preferred Directors"), or (B) if a majority of the Holders notify the Company in writing that they have determined to waive their right to elect all or any Preferred Directors, the right, during the effectiveness of such waiver, to designate one observer to the Board of Directors (the "Preferred Board Observer"), who, subject to the execution and delivery of a confidentiality agreement to the Company (in form and substance satisfactory to the Company), may attend meetings of the Board of Directors and receive any materials distributed to the Board of Directors in connection with such meetings. Holders of a majority of the Series G Preferred Stock may decrease (or if previously decreased, increase) the number of directors they desire to elect at any time.

     (c) For purposes of electing the Preferred Directors, a majority of the then-existing Preferred Directors or, if there are no Preferred Directors, Holders of a majority of the Series G Preferred Stock may nominate the nominees for election as the Preferred Directors. For purposes of designating the Preferred Board Observer, if any, or any replacement thereof, Holders of a majority of the Series G Preferred Stock may designate the Preferred Board Observer.

     (d) At any meeting having as a purpose the election of the Preferred Directors, the presence, in person or by proxy, of Holders of a majority of the Series G Preferred Stock shall be required and be sufficient to constitute a quorum of such class or classes for the election of any directors by such Holders. Holders of a majority of the Series G Preferred Stock may elect the Preferred Directors by vote or written consent in accordance with the Delaware General Corporation Law.

     (e) Any vacancy in the office of a Preferred Director may be filled by Holders of a majority of the Series G Preferred Stock. A Preferred Director may be removed, with or without cause, by vote or by written consent, in each case in accordance with the Delaware General Corporation Law by Holders of a majority of the Series G Preferred Stock. Any Preferred Director elected to fill a vacancy shall serve the same remaining term as that of his or her predecessor, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

     6. Optional Conversion.

     (a) Right to Convert. Each share of Series G Preferred Stock is convertible, at the Holder's option, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Preferred Liquidation Preference (excluding dividends (other than Deferred Dividends accrued before the most recent Dividend Payment
Date) accrued since the most recent Dividend Payment Date) by the Conversion Price (as defined) in effect at the time of conversion. The conversion price (as adjusted pursuant hereto, the "Conversion Price") will initially be $0.90.

     Upon a Liquidation, the conversion rights provided in this Section 6 will terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on Liquidation to the Holders.

     (b) Fractional Shares. No fractional shares of Common Stock will be issued upon conversion of the Series G Preferred Stock. In lieu of fractional shares, the Company will pay to the holder an amount in cash equal to such fraction multiplied by the fair market value of one share of the Common Stock at the time of such conversion.

     (c) Mechanics of Conversion.

     (i) To convert shares of Series G Preferred Stock into shares of Common Stock pursuant to the optional conversion rights provided herein, the Holder will surrender the certificate or certificates for such shares of Series G Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates. Such notice will state such Holder's name or the names of the nominees in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Company, certificates surrendered for conversion will be endorsed or accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company, duly executed by the Holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and such notice by the transfer agent or the Company, as the case may be, will be the conversion date ("Conversion Date"). The Company will, as soon as practicable after the Conversion Date, issue and deliver at such office to such Holder, or to such Holder's nominees, a certificate or certificates for the number of shares of Common Stock to which such Holder is entitled, together with cash in lieu of any fraction of a share. Such conversion will be deemed to have been made immediately before the close of business on the Conversion Date, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion will be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the conversion may, at the option of any Holder, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event each person or entity entitled to receive Common Stock upon conversion of such Series G Preferred Stock will not be deemed to have converted such Series G Preferred Stock until immediately before the closing of such sale of securities.

     (ii) If some, but not all of the shares of Series G Preferred Stock represented by a certificate or certificates surrendered by a Holder are converted, the Company or the transfer agent, as the case may be, will promptly execute and deliver to the Holder, at the Company's expense, a new certificate representing the number of shares of Series G Preferred Stock that are not converted.

     (iii) Intentionally omitted.

     (iv) All shares of Series G Preferred Stock, which have been surrendered for conversion as herein provided will no longer be deemed to be outstanding and all rights with respect to such shares will immediately cease and terminate on the Conversion Date, except only the right of the Holders thereof to receive shares of Common Stock, cash in lieu of fractional shares in exchange therefor and accrued, but unpaid dividends. Any shares of Series G Preferred Stock so converted will be deemed canceled and will not thereafter be issuable by the Company as Series G Preferred Stock, but will return to the status of authorized, but unissued shares of Preferred Stock of no designated series.

     (d) Adjustment for Stock Splits, Dividends, Distributions and Combinations. If, after the date of initial issuance of the Series G Preferred Stock, the Company fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or Rights without payment of any consideration by such holder for the additional shares of Common Stock or Rights (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series G Preferred Stock will be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series will be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Rights with the number of shares issuable with respect to the Rights determined from time to time in the manner provided for deemed issuances herein. If, after the date of initial issuance of the Series G Preferred Stock, the Company combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before the combination will be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of Series G Preferred Stock will be decreased in proportion to such decrease in outstanding shares. Any adjustments under this paragraph will become effective at the close of business on the date the subdivision or combination becomes effective.

     (e) Adjustment for Breaches of Covenants, Representations and Warranties. If the Indemnified Parties (as defined in the Subscription Agreement (as amended from time to time, the "Subscription Agreement"), dated the Original Issue Date, between OCM GW Holdings, LLC, a Delaware limited liability company ("Holdings"), and GulfWest) suffer Losses (as defined in the Subscription Agreement) of $3,000,000 or less in the aggregate based upon, arising out of or otherwise in respect of any breaches of the covenants, representations or warranties of

GulfWest (or successor) under the Subscription Agreement or Shareholders Rights Agreement, dated the Original Issue Date, between Holdings and GulfWest (as amended from time to time, the "Shareholders Rights Agreement" and, collectively with the Subscription Agreement, the "Transaction Documents"), then each time such a Loss is incurred the Conversion Price in effect immediately before such breach shall be decreased by multiplying such Conversion Price by a fraction (not to be greater than 1):

     (i) the numerator of which shall be the greater of (a) the Fair Market Value per share of Common Stock minus the portion of Losses resulting from such breach applicable to one share of Common Stock (such Losses to be apportioned equally among all issued and outstanding shares of Common Stock and all shares of Common Stock issuable upon full exercise of Rights and the full conversion or exchange of Convertible Securities, that, in each case, have an exercise or conversion price less than the Conversion Price) and (b) 0.001; and

     (ii) the denominator of which shall be such Fair Market Value per share of Common Stock.

     Any adjustment under this Section 6(e) shall become effective immediately before the opening of business on the day after the Company has written received notice that the Indemnified Parties intend to make a claim (the "Notice Date") with respect to such breach. The rights hereunder are in addition to any other rights at law or in equity such Indemnified Party may have for such breach, under the Transaction Documents or otherwise. Notwithstanding the foregoing, to the extent the consideration transferred to the Indemnified Parties as a result of the adjustments described above is equal to the Indemnified Party's Losses, no further claims may be made under the Transaction Documents with respect to such Losses.

     Notwithstanding the foregoing, the applicable Conversion Price will not be reduced if the amount of such reduction would be an amount less than $0.001, but any such amount will be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, will aggregate $0.001 or more.

     "Convertible Securities" means any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

     "Fair Market Value" means, with respect to a share of Common Stock, (i) if such Common Stock is listed on a national securities exchange in the United States, the 20 consecutive trading day average of the daily average of the high and low sale prices per share of the Common Stock on such national securities exchange in the United States immediately preceding the Notice Date, as published by the Wall Street Journal or other reliable publication, (ii) if a public market exists for such shares of Common Stock but such shares are not listed on a national securities exchange in the United States, the 20 consecutive trading day average of the daily mean between the closing bid and asked quotations in the over-the-counter market for a share of such Common Stock in the United States immediately preceding the Notice Date, or (iii) if such Common Stock is not then listed on a national securities exchange and not traded in the over-the-counter market, the price per share of Common Stock determined in good faith by the Company's Board.

     "Rights" means all rights issued by the Company to acquire Common Stock directly or indirectly by exercise of a warrant, option or similar call or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

     (f) Adjustment for Reorganization, Reclassification or Exchange. If the Common Stock issuable upon the conversion of the Series G Preferred Stock is changed into or exchanged for the same or a different number of shares of any class or classes of stock of the Company or another entity, whether by capital reorganization, merger, consolidation, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for in
Section 6(d), or resulting in a Mandatory Redemption under Section 7), then and in each such event the Holders will have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, merger, consolidation, reclassification, or other change by holders of the number of shares of Common Stock into which such shares of Series G Preferred Stock would have been converted immediately before such capital reorganization, merger, consolidation, reclassification, or change, all subject to further adjustment as provided herein.

     (g) No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate to protect the conversion rights of the holders of the Series G Preferred Stock against impairment.

     (h) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series G Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and will file a copy of such certificate with its corporate records. The Company will, upon the written request at any time of any holder of Series G Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the Conversion Price then in effect, and (3) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series G Preferred Stock. Despite such adjustment or readjustment, the form of each or all Series G Preferred Stock certificates, if the same will reflect the initial or any subsequent conversion price, need not be changed for the adjustments or readjustments to be valued under the provisions of this Certificate of Designation, which will control.

     7. Redemption. Subject to compliance with this Section 7, the Series G Preferred Stock is redeemable as follows:

     (a) After the fourth anniversary of the Original Issue Date, on the first occasion that the closing price, as published by the Wall Street Journal or other reliable publication, for a share of Common Stock on the principal national securities exchange in the United States on which the Common Stock is then listed (or, if the Common Stock is not then listed on a national securities exchange in the United States, the daily average of the closing bid and asked quotations in the over-the-counter market for a share of Common Stock in the United States) is greater than the then current Conversion Price on each trading day during a period of 30 consecutive trading days (a "Triggering Event"), the Company may, but shall not be obligated to, redeem all and only all of the issued and outstanding shares of Series G Preferred Stock (an "Optional Redemption"), at a price per share of Series G Preferred Stock paid in cash equal to the Preferred Liquidation Preference (the "Optional Redemption Price"); provided, however that if Company desires to redeem such Series G Preferred Stock pursuant hereto, the Redemption Notice (as defined) must be given no later than 60 days after the Triggering Event.

     (b) The Company will redeem all of the then outstanding shares of Series G Preferred Stock (i) on the effective date of any Change of Control, and (ii) upon the request of holders of at least a majority of the outstanding shares of Series G Preferred Stock (A) if the Company breaches in any material respect this Certificate of Designation, or (B) if the Indemnified Parties suffer Losses in excess of $3,000,000 in the aggregate based upon, arising out of or otherwise in respect of a breach of a covenant, representation or warranty of GulfWest (or successor) under any Transaction Document. In the case of such redemption (a "Mandatory Redemption" and, together with an Optional Redemption, a "Redemption"), the Company shall redeem each share of Series G Preferred Stock for cash for an amount equal to the Preferred Liquidation Preference (the "Mandatory Redemption Price" and, together with the Optional Redemption Price, the "Redemption Price"). Notwithstanding the foregoing, to the extent the redemption payments made to the Indemnified Parties as a result of the actions described above is equal to the Indemnified Party's Losses, no further claims may be made under the Transaction Documents with respect to such Losses.

     "Change of Control"  means the  occurrence of any of the following  events:
(i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange
Act), other than an Oaktree Party, directly or indirectly, of more than 50% of the total voting power of the outstanding capital stock of the Company having the right to vote ordinarily on the election of directors ("Voting Stock"); (ii) the Company is merged with or into or consolidated with another person or entity and, immediately after giving effect to the merger or consolidation, (a) less than 50% of the total voting power of the outstanding Voting Stock of the surviving or resulting person or entity is then "beneficially owned" (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by the stockholders of the Company immediately before such merger or consolidation, and
(b) any "person" or "group" (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than an Oaktree Party, has become the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the Voting Stock of the surviving or resulting person or entity; (iii) the Company, either individually or in conjunction with one or more of its subsidiaries, sells, assigns, conveys, transfers, leases, or otherwise disposes of, or one or more of its subsidiaries sells, assigns, conveys, transfers, leases or otherwise disposes of, all or substantially all of the assets of the Company and its subsidiaries, taken as a whole (either in one transaction or a series of related transactions), including capital stock of the Company's subsidiaries, to any person or entity (other than the Company or a wholly owned subsidiary); or (iv) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office. "Oaktree Party" means each of Oaktree Capital Management, OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P., Holdings and any of the respective Permitted Transferees. "Permitted Transferee" means as to any person or entity, (i) any general partner or managing member of such person or entity or (ii) any partnership, limited partnership, limited liability company, corporation or other entity organized, formed or incorporated and managed or controlled by such person or entity, its general partner or managing member as a vehicle for purposes of making investments.

     (c) Upon a Redemption, a notice of Redemption ("Redemption Notice") will be delivered within 10 days (or within 60 days from the Triggering Event if the Company elects to make an Optional Redemption) by or on behalf of the Company to the Holders that will (i) set forth the proposed initial date for such Redemption, which date shall be (x) no less than 60 and no more than 90 days from the date the Redemption Notice is delivered upon an Optional Redemption and
(y) no less than 30 and no more than 60 days from the date the Redemption Notice is delivered upon a Mandatory Redemption (the "Redemption Date"), (ii) notify the Holders that the Series G Preferred Stock is being called for Redemption
(iii) state the place or places at which such shares of Series G Preferred Stock will, upon presentation and surrender of the certificate or certificates evidencing such shares, be redeemed and the Redemption Price, and (iv) state the name and address of the Redemption Agent selected. Upon receipt of the Redemption Notice and to receive the Redemption Price, a Holder shall cause to be delivered to the Company (a) the certificates representing the shares of Series G Preferred Stock to be redeemed (or delivery of a customary affidavit of loss with an indemnity reasonably satisfactory to the Company) and (b) transfer instrument(s) reasonably satisfactory to the Company and sufficient to transfer such shares of Series G Preferred Stock to the Company free of any adverse interest.

     (d) If a Redemption Notice is given in accordance with Section 7(c) then each Holder is entitled to all preferences and relative and other rights accorded by this Certificate of Designation with respect to the Series G Preferred Stock until and including the date before the Redemption Date.

     (e) If the Company fails to redeem the Series G Preferred Stock on the Redemption Date, then in addition to all other remedies available to holders of Series G Preferred Stock, the Holders, shall have all rights available to them under this Certificate of Designation and, in preference to the Junior Securities, shall be entitled to receive quarterly cash dividends at the rate of 14.0% of the Preferred Liquidation Preference, per annum.

     (f) The Company may (i) act as the redemption agent or (ii) appoint as its agent, for the purpose of acting as the Company' redemption agent, a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof and any replacement thereof or successors thereto. The Company or such appointed bank or trust company is hereinafter referred to as the "Redemption Agent." Following such appointment, if any, and before any Redemption, the Company will deliver to the Redemption Agent irrevocable written instructions authorizing the Redemption Agent, on behalf and at the expense of the Company, to cause a Redemption Notice to be duly delivered in accordance with Section 7(c), as soon as practicable after receipt of such irrevocable instructions. All funds necessary for the Redemption will be deposited with the Redemption Agent, in trust, at least two business days before the Redemption Date, for the pro rata benefit of the Holders of the shares of Series G Preferred Stock. Neither failure to deliver any such notice to one or more Holders nor any defect in any notice will affect the sufficiency of the proceedings for Redemption as to other Holders.

     (g) From and after the Redemption Date, subject to Section 7(e), the shares of Series G Preferred Stock called for Redemption will no longer be deemed to be outstanding and all rights of the holders of such shares of Series G Preferred Stock will cease and terminate, except the right of the Holders, upon surrender of the certificate or certificates therefor, to receive the applicable Redemption Price. The deposit of monies in trust with the Redemption Agent by the Company will be irrevocable, except that the Company will be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of any shares of Series G Preferred Stock redeemed will have no claim to such interest or other earnings. Any balance of monies so deposited by the Company and unclaimed by the holders of the Series G Preferred Stock entitled thereto at the expiration of one year from the Redemption Date will be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the holders of the shares of Series G Preferred Stock entitled to the funds so repaid to the Company will look only to the Company for payment of the Redemption Price, without interest.

     8. Sinking Fund.

     There will be no sinking fund for the payment of dividends or liquidation preferences on the Series G Preferred Stock or the redemption of any shares thereof.

     9. Protective Provisions.

     So long as any shares of Series G Preferred Stock are outstanding, the Company will not, without obtaining the approval (by vote or written consent) of the Holders of a majority of the Series G Preferred Stock:

     (a) permit the amendment, modification or repeal of the Company's Certificate of Incorporation or Bylaws, in either case whether by merger or otherwise, if such amendment or modification could reasonably be expected to adversely affect the Holders;

     (b) permit the amendment, modification, or repeal of this Certificate of Designation, whether by merger or otherwise;

     (c) issue, sell, or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, or otherwise) any shares of Senior Stock or Parity Stock or reclassify or modify any Junior Stock or Parity Stock so as to become Senior Stock or Parity Stock;

     (d) declare or pay any dividend (other than dividends payable solely in Common Stock) or distribution on, or make any payment on account of, or set apart assets for a sinking or analogous fund to, or, purchase, redeem, defease, retire or otherwise acquire, any shares of any class of capital stock of the Company or any warrants or options to purchase any such capital stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any subsidiary of the Company (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being referred to herein as "Restricted Payments"); provided, however, that the Company or any subsidiary of the Company may make Restricted Payments with respect to (i) any shares of Senior Stock or Parity Stock the issuance of which has been approved in accordance herewith, (ii) dividends on shares of Series E Preferred Stock (A) if such dividends are to be paid in cash, to the extent all dividends payable hereunder other than Deferred Dividends have been paid in full in cash and (B) if such dividends are to be paid in Common Stock as a result of the conversion of the Series E Preferred Stock, and (iii) dividends payable on the Series H Preferred Stock;

     (e) permit the amendment or modification of the Certificate of Designation for any other series of preferred stock of the Company; or

     (f) subject the Company to any transaction that would be a Change of Control.

     With respect to actions by the Holders upon those matters on which the Holders may vote as a separate class, such actions may be taken without a stockholders meeting by the written consent of Holders who would be entitled to vote at a meeting having voting power to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the Series G Preferred Stock is entitled to vote were present and voted. In addition, the Holders may call a special meeting of the Company's stockholders upon the occurrence of the events described above by providing notice of the exercise of such right to the Company and the Company will take all steps necessary to hold such meeting as soon as practicable after the receipt of such notice.

     10. Preemptive Rights.

     Holders of the Series G Preferred Stock shall not be entitled to any preemptive, subscription or similar rights in respect to any securities of the Company under this Certificate of Designation.

     11. The Company's Dealings with Holders of the Series G Preferred Stock.

     No payments shall be made to holders of Series G Preferred Stock, nor shall redemptions of Series G Preferred Stock be made, unless the right to receive such payments or participate in such redemptions are made available to all holders of Series G Preferred Stock on a pro rata basis based on the number of shares of Series G Preferred Stock such holder holds.

     12. Record Holders.

     The Company may deem and treat the record holder of any shares of the Series G Preferred Stock as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

     13. Headings and Subdivisions.

     The headings of the various subdivisions hereof are for convenience of reference only and will not affect the interpretation of any of the provisions hereof.

     14. Notices.

     Any notice required by the provisions hereof to be given to the holders of Series G Preferred Stock shall be deemed given if deposited in the United States Mail, first class postage prepaid, and addressed to each holder of record at his or her address appearing on the Company's books. Any notice required by the provisions hereof to be given to the Company shall be deemed given if deposited in the United States Mail, first class postage prepaid, and addressed to the Company at 480 North Sam Houston Parkway East, Suite 300, Houston, Texas 77060, or such other address as the Company shall provide in writing to the holders of Series G Preferred Stock.

     15. Severability of Provisions.

     The rights, preferences and limitations of the Series G Preferred Stock set forth herein will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Certificate of Designation, as applied to any Holder or the Company or to any circumstance, is adjudged by a governmental body or arbitrator not to be enforceable in accordance with its terms, the governmental body or arbitrator making such determination may modify (and shall modify) the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced."

                            [Signature page follows.]

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be duly executed by a duly authorized officer as of ______________, 2005.



                                         CRIMSON EXPLORATION INC.



                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                   EXHIBIT B-4

                           CERTIFICATE OF DESIGNATION,

                             PREFERENCES AND RIGHTS

                                       OF

                            SERIES H PREFERRED STOCK

                            CRIMSON EXPLORATION INC.

                           CERTIFICATE OF DESIGNATION,
                             PREFERENCES AND RIGHTS
                                       OF
                              SERIES H CONVERTIBLE
                                 PREFERRED STOCK
                            ________________________

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law
                            ________________________

     Crimson Exploration Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that pursuant to the provisions of Section 151 of the Delaware General Corporation Law, its Board of Directors, at a duly noticed and convened meeting held on _________, 2005 adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

     WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of preferred stock and the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the Delaware General Corporation Law; and

     WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to authorize and fix the terms of the preferred stock to be designated the Series H Convertible Preferred Stock of the Company and the number of shares constituting such preferred stock;

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized the Series H Convertible Preferred Stock on the terms and with the provisions herein set forth:

                       DESIGNATION, PREFERENCES AND RIGHTS

                                       of

                      SERIES H CONVERTIBLE PREFERRED STOCK

                                       of

                            CRIMSON EXPLORATION INC.

         The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series H Convertible Preferred Stock or the holders thereof are as follows:

         1. Designation and Number of Shares. The designation of the Series of Preferred Stock authorized hereby shall be Series H Convertible Preferred Stock ("Series H Preferred Stock") with a par value of $.01 per share. The number of shares of Series H Preferred Stock shall be 6,500.

         2. Dividends.

                  2.1 Rate. The holders of record of shares of the Series H Preferred Stock (the "Holders") shall be entitled to receive, when, as and if declared by the Board, as legally available, cumulative dividends, from February 28, 2005, the date the Series H Convertible Preferred Stock, par value $.01 per share, of GulfWest Energy Inc., a Texas corporation ("GulfWest"), was originally issued as if the Series H Preferred Stock had been issued on such date (the "Original Issue Date"). The dividend rate for each share of the Series H Preferred Stock shall be 40 shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), per annum, payable quarterly on the basis of ten shares per quarter. Dividends on shares of the Series H Preferred Stock shall be cumulative from the Original Issue Date, whether or not in any period the Company or GulfWest shall be (or was) legally permitted to make the payment of such dividends and whether or not such dividends are (or were) declared, and shall be payable in Common Stock fifteen days following the end of each of the Company's fiscal quarters in each year, except that if any such date is not a Business Day then such dividends shall be payable on the first immediately succeeding Business Day (a "Dividend Payment Date"), to holders of record of the Series H Preferred Stock as they appear on the Company's stock records as of the date 15 days prior to the Dividend Payment Date (the "Record Date"). Such dividends shall accrue from the Original Issue Date whether or not there shall be or were (at the time such dividend becomes payable or at any other time) profits, surplus or other funds of the Company or GulfWest legally available for the payment of dividends. No interest shall be payable with respect to any dividend payment that may be in arrears. Dividends shall be calculated on the basis of the time elapsed from and including the Original Issue Date to and including the Dividend Payment Date or on any final distribution date relating to conversion or redemption or to a dissolution, liquidation or winding up of the Company. Dividends payable on the shares of Series H Preferred Stock for any period of less than a full calendar quarter shall be prorated for the partial year on the basis of a 360-day year of 12 30-day months; provided that dividends of fractional shares of Common Stock shall be rounded to the nearest whole number (with one half being rounded up); provided further that each Holder's shares shall be aggregated in determining the number of shares of Common Stock issuable thereto. "Business Day" shall mean any day except Saturday, Sunday or any day on which banking institutions are legally authorized to close in Houston, Texas.

                  2.2 Rank. The Series H Preferred Stock shall rank as to dividends (i) senior to Junior Stock, (ii) on parity with Parity Stock and (iii) junior to any Senior Stock. Such dividends shall first be payable in preference and priority of any payment of any dividend on any Junior Stock, including without limitation the shares of the Common Stock; provided that dividends may be paid in accordance with Section 8(c).

                  "Senior Stock" means, collectively, any class or series of stock of the Company ranking on voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company ("Liquidation") and with respect to the payment of dividends prior and in preference to the Series H Preferred Stock, including the Company's Series G Convertible Preferred Stock (the "Series G Preferred Stock").

                  "Junior Stock" means, collectively, Common Stock or any other shares of capital stock of the Company (including the Company's (i) Series D Preferred Stock ("Series D Preferred Stock") and (ii) Cumulative Convertible Preferred Stock, Series E ("Series E Preferred Stock")) ranking on Liquidation and with respect to the payment of dividends junior and subordinate to the Series H Preferred Stock, Senior Stock and Parity Stock.

                  "Parity Stock" means, collectively, any class or series of stock ranking on Liquidation and with respect to payment of dividends on a parity with the Series H Preferred Stock.

                  2.3 Adjustment for Stock Splits, Etc. Upon the occurrence of any subdivision, combination or stock dividend of the Common Stock, the number of shares of Common Stock payable as a dividend on the Series H Preferred Stock will automatically be proportionally adjusted to reflect the effect of such subdivision, combination or stock dividend on the outstanding shares of Common Stock. If at any time the Common Stock issuable as a dividend on the Series H Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise, then in any such event each holder of Series H Preferred Stock shall have the right thereafter to receive as a dividend the kind of stock and other securities and property receivable by the holders of Common Stock as a result of such recapitalization, reclassification or change, proportionally adjusted to reflect the effect of such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

         3. Retirement of Shares. Shares of Series H Preferred Stock that have been issued and have been converted or reacquired in any manner by the Company shall be retired and not reissued and shall resume the status of authorized but unissued and non-designated shares of preferred stock of the Company.

         4. Voting. Except to the extent specifically provided herein or required by applicable law, the holders of shares of Series H Preferred Stock and the holders of Common Stock will vote together on all matters as to which the approval of the stockholders may be required. The holders of the shares of Series H Preferred Stock will vote on an as-converted basis and with respect to such vote, will have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock. Fractional votes will not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series H Preferred Stock held by each Holder could be converted) will be rounded to the nearest whole number (with one-half being rounded upward).

         5. Liquidation. The Holders shall, in case of a Liquidation, be entitled to receive in full out of the assets of the Company, including its capital, before any amount shall be paid or distributed among the holders of the Junior Stock, but after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Stock, the amount of $500 per share of Series H Preferred Stock (the "Liquidation Preference"). If, upon any Liquidation, the assets of the Company, or proceeds thereof, distributed among the Holders and the holders of all Parity Stock are insufficient to pay in full the respective preferential amounts on shares of Series H Preferred Stock and all Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the Holders and the holders of Parity Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the Liquidation Preference to which the Holders are entitled, such Holders will not be entitled to any further participation in any distribution of assets of the Company. For the purpose of this Section 5, none of the merger or consolidation of the Company into or with another corporation or the merger or consolidation of any other corporation into or with the Company shall be deemed to be a Liquidation.

         6. Conversion into Common Stock. Each share of Series H Preferred Stock is convertible into Common Stock at any time by the holder by providing written notice (the "Conversion Notice") to the Company of the holder's election to convert any or all of the shares of the Series H Preferred Stock into Common Stock. The shares of Common Stock to be issued upon conversion shall be issued by the Company once the holder of the Series H Preferred Stock to be converted tenders the certificates evidencing such shares of Series H Preferred Stock to the Company for cancellation.

                  6.1 Conversion Price. Each share of Series H Preferred Stock shall be convertible in accordance with this Section 6 into the number of shares of Common Stock that results from dividing the Liquidation Preference by the conversion price for Series H Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for the Series H Preferred Stock shall be $.35 per share. The Conversion Price of the Series H Preferred Stock shall be subject to adjustment from time to time as provided below.

                  6.2 Adjustment Upon Common Stock Event. Upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price of the Series H Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price of Series H Preferred Stock in effect immediately prior to such Common Stock Event by a fraction, (a) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and
(b) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price for Series H Preferred Stock. The Conversion Price for Series H Preferred Stock shall be adjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" means (i) the issue by the Company of additional shares of its Common Stock as a dividend or other distribution on its outstanding Common Stock, (ii) a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock or (iii) a combination of the outstanding shares of its Common Stock into a smaller number of shares of Common Stock.

                  6.3 Adjustment for Other Dividends and Distributions. If at any time or from time to time after the date of initial issuance of the Series H Preferred Stock the Company pays a dividend or makes any other distribution to the holders of its Common Stock payable in its securities other than shares of Common Stock, then in each such event provision shall be made so that the holders of the Series H Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company that they would have received had their Series H Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the rights of the holders of the Series H Preferred Stock or with respect to such other securities by their terms.

                  6.4 Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the date of initial issuance of the Series H Preferred Stock, the Common Stock issuable upon the conversion of the Series H Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reorganization, merger, consolidation or otherwise (other than by a Common Stock Event or a stock dividend, provided for elsewhere in this Section 6), then in any such event each holder of Series H Preferred Stock shall have the right thereafter to convert such Series H
Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization, merger, consolidation or other change by holders of the number of shares of Common Stock into which such shares of Series H Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                  6.5 Mandatory Conversion. At any time OCM GW Holdings, LLC, a Delaware limited liability company ("Holdings"), and/or any Oaktree Party converts any or all of the Series G Preferred Stock owned of record or Beneficially Owned by it into Common Stock, a number of shares of Series H Preferred Stock shall automatically convert into Common Stock in proportion to the number of shares Series G Preferred Stock converted by Holdings and such other Oaktree Parties in relation to their total holdings of Series G Preferred Stock immediately prior to such conversion. The number of shares of Series H Preferred Stock automatically converted with respect to each Holder shall be on a pro rata basis. The shares of Common Stock to be issued upon such conversion shall be issued by the Company once the holder of the Series H Preferred Stock so converted tenders the certificates evidencing such shares of Series H Preferred Stock to the Company for cancellation.

                  "Beneficially Owned" means having voting power or investment power with respect to the Series G Preferred Stock (as determined pursuant to Rule 13d-3(a) under the Securities Exchange Act of 1934), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

                  "Oaktree Parties" means Oaktree Capital Management, LLC, Holdings, OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P. and each of their respective Permitted Transferees and affiliates.

                  "Permitted Transferee" means, with respect to a person or entity, (i) any general partner or managing member of such person or entity, or
(ii) any partnership, limited partnership, limited liability company, corporation or other entity organized, formed or incorporated and managed or controlled by such person or entity, its general partner or managing member as a vehicle for purposes of making investments.

                  6.6 Certificate of Adjustment. In case of an adjustment or readjustment of the Conversion Price for Series H Preferred Stock, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series H Preferred Stock at the holder's address as shown in the Company's books.

                  6.7 Dilution or Impairments. The Company will not, by amendment of this certificate or certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, intentionally avoid or seek to avoid the observance or performance of any of the terms hereunder, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate hereunder. Without limiting the generality of the foregoing, the Company:

                           (a) shall at all times  reserve  and keep  available,
solely for issuance and delivery upon the conversion of the Series H Preferred Stock, all shares of the Common Stock from time to time issuable upon such conversion; and

                           (b) will take all such action as may be  necessary or
appropriate in order that the Company may validly and legally issue fully paid and nonassesable shares of Common Stock upon the conversion of the Series H Preferred Stock from time to time outstanding.

                  6.8 Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of Series H Preferred Stock. Any resulting fractional shares shall be rounded up to the next whole share.

         7.       Optional Redemption.

                  (a) If the Company gives notice that it has elected to redeem all the outstanding shares of Series G Preferred Stock pursuant to Section 7 of the Certificate of Designation for the Series G Preferred Stock (the "Triggering Event"), the Company may redeem all and only all of the issued and outstanding shares of Series H Preferred Stock (an "Optional Redemption"), at a price per share of Series H Preferred Stock paid in cash equal to the Liquidation Preference (the "Redemption Price"); provided, however that if the Company desires to redeem such Series G Preferred Stock pursuant hereto, the Redemption Notice (as defined) must be no later than 60 days after the Triggering Event.

                  (b) Upon a Redemption, a notice of Redemption ("Redemption Notice") will be delivered within 60 days from the Triggering Event by or on behalf of the Company to Holders that will (i) set forth the proposed initial date for such Redemption, which date shall be no less than 60 and no more than 90 days from the date the Redemption Notice is delivered (the "Redemption Date"), (ii) notify the Holders that the Series H Preferred Stock is being called for Redemption, (iii) state the place or places at which such shares of Series H Preferred Stock will, upon presentation and surrender of the certificate or certificates evidencing such shares, be redeemed and the Redemption Price, and (iv) state the name and address of the Redemption Agent selected. Upon receipt of the Redemption Notice and to receive the Redemption Price, a Holder shall cause to be delivered to the Company (a) the certificates representing the shares of Series H Preferred Stock to be redeemed (or delivery of a customary affidavit of loss with an indemnity reasonably satisfactory to the Company) and (b) transfer instrument(s) reasonably satisfactory to the Company and sufficient to transfer such shares of Series H Preferred Stock to the Company free of any adverse interest.

                  (c) If a Redemption Notice is given in accordance with Section 7(b) then each Holder is entitled to all preferences and relative and other rights accorded by this Certificate of Designation with respect to the Series H Preferred Stock until and including the date before the Redemption Date.

                  (d) The Company may (i) act as the redemption agent or (ii) appoint as its agent, for the purpose of acting as the Company' redemption agent, a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof and any replacement thereof or successors thereto. The Company or such appointed bank or trust company is hereinafter referred to as the "Redemption Agent." Following such appointment, if any, and before any Redemption, the Company will deliver to the Redemption Agent irrevocable written instructions authorizing the Redemption Agent, on behalf and at the expense of the Company, to cause a Redemption Notice to be duly delivered in accordance with Section 7(b), as soon as practicable after receipt of such irrevocable instructions. All funds necessary for the Redemption will be deposited with the Redemption Agent, in trust, at least two Business Days before the Redemption Date, for the pro rata benefit of the Holders of the shares of Series H Preferred Stock. Neither failure to deliver any such notice to one or more Holders nor any defect in any notice will affect the sufficiency of the proceedings for Redemption as to other Holders.

                  (e) From and after the Redemption Date the shares of Series H Preferred Stock called for Redemption will no longer be deemed to be outstanding and all rights of the holders of such shares of Series H Preferred Stock will cease and terminate, except the right of the Holders, upon surrender of the certificate or certificates therefor, to receive the applicable Redemption Price. The deposit of monies in trust with the Redemption Agent by the Company will be irrevocable, except that the Company will be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of any shares of Series H Preferred Stock redeemed will have no claim to such interest or other earnings. Any balance of monies so deposited by the Company and unclaimed by the holders of the Series H Preferred Stock entitled thereto at the expiration of one year from the Redemption Date will be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the holders of the shares of Series H Preferred Stock entitled to the funds so repaid to the Company will look only to the Company for payment of the Redemption Price, without interest.

         8. Protective Provisions. So long as any shares of Series H Preferred Stock are outstanding, the Company will not, without obtaining the approval (by vote or written consent) of the Holders of a majority of the Series H Preferred
Stock:

                  (a) permit the amendment, modification or repeal of the Company's Certificate of Incorporation, whether by merger or otherwise, if such amendment or modification could reasonably be expected to adversely affect the Holders;

                  (b) permit the amendment, modification, or repeal of this Certificate of Designation, whether by merger or otherwise;

                  (c) declare or pay any dividend or distribution on, or make any payment on account of, or set apart assets for a sinking or analogous fund to, or, purchase, redeem, defease, retire or otherwise acquire, any shares of any class of capital stock of the Company or any warrants or options to purchase any such capital stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any subsidiary of the Company (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being referred to herein as "Restricted Payments"); provided, however, that the Company or any subsidiary of the Company may make Restricted Payments with respect to (i) any shares of Senior Stock and (ii) capital stock, the issuance of which has been approved in accordance herewith, including any dividends payable on the Company's Cumulative Convertible Preferred Stock, Series E as in effect on the date of initial issuance of the Series H Preferred Stock;

         9. Share Transfer Restriction and Right of First Refusal Agreement. Those holders that acquired shares of GulfWest's Series H Convertible Preferred Stock, $.01 par value per share, as of February 28, 2005 ("Initial Holders") are parties to an Omnibus and Release Agreement dated February 28, 2005, as would be their permitted transferees, if any. Any person or entity acquiring shares of the Series H Preferred Stock from the Initial Holders or a subsequent transferee shall, as a condition to such transfer sign a joinder agreement such that they become bound by the terms and conditions of such Omnibus and Release Agreement. Any transfer in violation of this provision shall be void ab initio.

         10. Action by Consent. Any action required or permitted to be taken at any meeting of the holders of the Series H Preferred Stock may be taken without such a meeting if a consent or consents in writing, setting forth the actions so taken, are signed by the holders of the requisite number of the outstanding shares of Series H Preferred Stock.

         11. Preemptive Rights. Holders of the Series H Preferred Stock shall not be entitled to any preemptive, subscription or similar rights in respect to any securities of the Company under this Certificate of Designation.

         12. Record Holders. The Company may deem and treat the record holder of any shares of the Series H Preferred Stock as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         13. Headings and Subdivisions. The headings of the various subdivisions
hereof  are  for   convenience  of  reference  only  and  will  not  affect  the interpretation of any of the provisions hereof.

         14. Notices. Any notice required by the provisions hereof to be given to the holders of Series H Preferred Stock shall be deemed given if deposited in the United States Mail, first class postage prepaid, and addressed to each holder of record at his or her address appearing on the Company's books. Any notice required by the provisions hereof to be given to the Company shall be deemed given if deposited in the United States Mail, first class postage prepaid, and addressed to the Company at 480 North Sam Houston Parkway East, Suite 300, Houston, Texas 77060, or such other address as the Company shall provide in writing to the holders of Series H Preferred Stock.

         15. Severability of Provisions. The rights, preferences and limitations of the Series H Preferred Stock set forth herein will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Certificate of Designation, as applied to any Holder or the Company or to any circumstance, is adjudged by a governmental body or arbitrator not to be enforceable in accordance with its terms, the governmental body or arbitrator making such determination may modify (and shall modify) the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be duly executed by a duly authorized officer as of _______________, 2005.



                            CRIMSON EXPLORATION INC.



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                                   APPENDIX B



                          CERTIFICATE OF INCORPORATION

                          CERTIFICATE OF INCORPORATION
                                       OF
                            CRIMSON EXPLORATION INC.

         THE UNDERSIGNED, acting as the incorporator of a corporation under and in accordance with the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended from time to time (the "DGCL"), hereby adopts the following Certificate of Incorporation for such corporation:

                                    ARTICLE I
                                      NAME

         The name of the corporation is Crimson Exploration Inc. (the "Corporation").

                                   ARTICLE II
                                     PURPOSE

         The purpose for which the Corporation is organized is to engage in any or all lawful acts and activities for which corporations may be incorporated under the DGCL.

                                   ARTICLE III
                                REGISTERED AGENT

         The street address of the initial registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of the Corporation's initial registered agent at such address is Corporation Trust Center.

                                   ARTICLE IV
                                 CAPITALIZATION

         Section 4.1       Authorized Capital Stock
                           ------------------------

         The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 200,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). Unless specifically provided otherwise herein, the holders of such shares shall be entitled to one vote for each share held in any stockholder vote in which any of such holders is entitled to participate.

         Section 4.2       Preferred Stock
                           ---------------

         (a) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors (the "Board") is hereby expressly authorized to provide for the issuance of shares of Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and the qualifications, limitations and restrictions thereof, as shall be stated in the resolution(s) adopted by the Board providing for the issuance of such series and included in a certificate of designations (a "Preferred Stock Designation") filed pursuant to the DGCL.

         (b) The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to another provision of this Certificate (including any Preferred Stock Designation).

         Seciton 4.3       Common Stock
                           ------------

         (a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including a Preferred Stock Designation), holders of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation).

         (b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

         (c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

                                    ARTICLE V
                                  INCORPORATOR

         The name and mailing address of the incorporator is as follows:

------------------------------------------- ------------------------------------
                  Name                                     Address
------------------------------------------- ------------------------------------
             Jim C. Bigham                  480 North Sam Houston Parkway East
                                            Suite 300
                                            Houston, TX 77060
------------------------------------------- ------------------------------------

                                   ARTICLE VI
                                    DIRECTORS

         Section 6.1       Board Powers
                           ------------

         The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Bylaws of the Corporation (the "Bylaws"), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

         Section 6.2       Number and Election
                           -------------------

         (a) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

         (b) Except as required by any Preferred Stock Designation, the number of directors of the Corporation, other than those who may be elected by the holders of one or more series of Preferred Stock entitled to elect a specified number of directors voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate, "Whole Board" shall mean the total number of directors the Corporation would have if there were no vacancies.

         Section 6.3       Initial Directors
                           -----------------

         Upon the filing of this Certificate, the powers of the incorporator shall terminate. The name and mailing address of the persons who are to serve as the initial directors until the first annual meeting of stockholders of the Corporation or until such director's successor is duly elected and qualified are as follows:

                             Name                       Address
                             ----                       -------
                         B. James Ford        480 North Sam Houston Parkway East
                         Skardon F. Baker     Suite 300
                         Allan D. Keel        Houston, Texas 77060
                          [---------]
                          [---------]


         Section 6.4       Newly Created Directorships and Vacancies
                           -----------------------------------------

         Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders except as specified in a Preferred Stock Designation), and any director so chosen shall hold office for the remainder of the full term of such directorship and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

         Section 6.5       Preferred Stock - Directors
                           ---------------------------

         Notwithstanding any other provision of this Article VI, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation).

                                   ARTICLE VII
                                     BYLAWS

         In furtherance and not in limitation of the powers conferred upon it by law, the Board may adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders.

                                  ARTICLE VIII

                            MEETINGS OF STOCKHOLDERS

         Section 8.1       Meetings
                           --------

         Except as otherwise required by law or the terms of any one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer, President, or the Board pursuant to a resolution adopted by a majority of the Whole Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

         Section 8.2       No Action by Written Consent
                           ----------------------------

         Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent or as may be approved in advance by the Board, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

         Section 8.3       Advance Notice
                           --------------

         Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

                                   ARTICLE IX
                       LIMITED LIABILITY; INDEMNIFICATION

         Section 9.1       Limitation of Personal Liability
                           --------------------------------

         No person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL as the same exists or hereafter may be amended. If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the liability of directors, then the liability of a director to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended. Any repeal or amendment of this Section 9.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 9.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

         Section 9.2       Indemnification
                           ---------------

                  (a) Each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding") by reason of the fact that he or she is or was a director of the Corporation or, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a "Covered Person"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred by this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition.

                  (b) The rights conferred on any Covered Person by this Section
         9.2 shall not be exclusive of any other rights which any Covered Person may have or hereafter acquire under law, this Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

                  (c) Any repeal or amendment of this Section 9.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this
         Section 9.2, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

                  (d) This Section 9.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons.

                                    ARTICLE X
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

         The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by this Certificate, the Bylaws or the DGCL; and except as set forth in Article IX, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article.

                            [Signature page follows]

     IN WITNESS WHEREOF, the incorporator of the Corporation hereto has caused this Certificate of Incorporation to be duly executed as of [___________], 2005.



                                         --------------------------------------
                                         Jim C. Bigham, Incorporator

                                   APPENDIX C

                                     BYLAWS

                                     BY-LAWS







                                       OF







                            CRIMSON EXPLORATION INC.



                             a Delaware corporation



                               (the "Corporation")



                         (Adopted as of__________, 2005)

                                     BY-LAWS

                                       OF

                            CRIMSON EXPLORATION INC.

                                   ARTICLE I
                                     OFFICES

     Section 1.1 Registered Office. The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation's registered agent in Delaware.

     Section 1.2 Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the "Board") may from time to time determine or as the business and affairs of the Corporation may require.

                                   ARTICLE II
                              STOCKHOLDERS MEETINGS

     Section 2.1 Annual Meetings. The annual meeting of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders shall elect directors of the Corporation and may transact any other business as may properly be brought before the meeting.

     Section 2.2 Special Meetings. Except as otherwise required by applicable law or provided in the Corporation's Certificate of Incorporation, as the same may be amended or restated from time to time (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, the Chief Executive Officer, the President or the Board pursuant to a resolution adopted by a majority of the Whole Board (as defined below). Special meetings of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the Corporation's notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). "Whole Board" shall mean the total number of directors the Corporation would have if there were no vacancies.

     Section 2.3 Notices. Notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given in the manner permitted by
Section 9.3 to each stockholder entitled to vote thereat by the Corporation not less than 10 nor more than 60 days before the date of the meeting. If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation's notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any special meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

     Section 2.4 Quorum. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

     Section 2.5 Voting of Shares.

     (a) Voting Lists. The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote thereat arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

     (b) Manner of Voting. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxyholders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxyholder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     (c) Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.

          (i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

          (ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     (d) Required Vote. Subject to the rights of the holders of one or more series of preferred stock of the Corporation ("Preferred Stock"), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these By-Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

     (e) Inspectors of Election. The Board may appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at any meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

     Section 2.6 Adjournments. Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 2.7 Advance Notice for Business.

     (a) Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation's notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this
Section 2.7(a) to the contrary, only persons nominated for election as a director at an annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

     (i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section
2.7(a)(iii), a stockholder's notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described in this
Section 2.7(a).

     (ii) To be in proper written form, a stockholder's notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these By-Laws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (F) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     (iii) The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder's intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this
Section 2.7(a) or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

     (iv) In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting only pursuant to Section 3.2.

     (c) Public Announcement. For purposes of these By-Laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

     Section 2.8 Conduct of Meetings. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Office (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these By-Laws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of

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business for the meeting;  (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 2.9 No Action by Consent of Stockholders in Lieu of Meeting. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent or as may be approved in advance by the Board, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

                                  ARTICLE III
                                    DIRECTORS

     Section 3.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.

     Section 3.2 Advance Notice for Nomination of Directors.

     (a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except with respect to holders of a series of Preferred Stock to the extent the terms of one or more series of Preferred Stock provide such holders of one or more series of Preferred Stock the right to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation's notice of such special meeting, may be made
(i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

     (b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting or special meeting commence a new time period for the giving of a stockholder's notice as described in this Section 3.2.

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

     (c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder's notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

     (d) To be in proper written form, a stockholder's notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person,
(C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

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

     (e) Except with respect to nominations by holders of Preferred Stock to the extent the terms of one or more series of Preferred Stock provide such holders of one or more series of Preferred Stock the right to nominate or elect directors, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 3.2. If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

     (f) In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

     Section 3.3 Compensation. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

                                   ARTICLE IV
                                 BOARD MEETINGS

     Section 4.1 Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

     Section 4.2 Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places as shall from time to time be determined by the Board.

     Section 4.3 Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special

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

meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these By-Laws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

     Section 4.4 Quorum; Required Vote. A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these By-Laws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     Section 4.5 Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

     Section 4.6 Organization. The chairman of each meeting of the Board shall be the Chairman of the Board, or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

                                   ARTICLE V
                             COMMITTEES OF DIRECTORS

     Section 5.1 Establishment. The Board may designate one or more committees, each committee to consist of one or more of the directors. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

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

     Section 5.2 Available Powers. Any committee established pursuant to Section
5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

     Section 5.3 Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

     Section 5.4 Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these By-Laws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these By-Laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these By-Laws.

                                   ARTICLE VI
                                    OFFICERS

     Section 6.1 Officers. The officers of the Corporation elected by the Board shall be a Chairman of the Board, a Chief Executive Officer, a President, a Treasurer, a Secretary and such other officers (including without limitation a Chief Executive Officer, Chief Financial Officer, Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chairman of the Board, Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these By-Laws or as may be prescribed by the Board or, if such officer has been appointed by the Chairman of the Board, Chief Executive Officer or President, as may be prescribed by the appointing officer.

     (a) Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall advise and counsel the Chief Executive Officer, and other officers and shall exercise such powers and perform such duties as shall be assigned to or required of the Chairman of the Board from time to time by the Board or these By-Laws.

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

     (b) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.

     (c) President. The President shall be the chief operating officer of the Corporation and shall, subject to the authority of the Chief Executive Officer and the Board, have general management and control of the day-to-day business operations of the Corporation and shall consult with and report to the Chief Executive Officer. The President shall put into operation the business policies of the Corporation as determined by the Chief Executive Officer and the Board and as communicated to the President by the Chief Executive Officer and the Board. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.

     (d) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice
President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

     (e) Secretary.

          (i) The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

          (ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

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

     (f) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

     (g) Treasurer. The Treasurer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation which from time to time may come into the Treasurer's hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, Chief Executive Officer or the President may authorize).

     (h) Assistant Treasurers. The Assistant Treasurer or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Treasurer, perform the duties and exercise the powers of the Treasurer.

     Section 6.2 Term of Office. The elected officers of the Corporation shall be elected annually by the Board at its first meeting held after each annual meeting of stockholders. All officers elected by the Board shall hold office until the next annual meeting of the Board and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chairman of the Board, Chief Executive Officer or President may also be removed, with or without cause, by the Chairman of the Board, Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chairman of the Board, Chief Executive Officer or President may be filled by the Chairman of the Board, Chief Executive Officer or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

     Section 6.3 Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

     Section 6.4 Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person, unless the Certificate of
Incorporation or these By-Laws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

                                  ARTICLE VII
                               SHARE CERTIFICATES

     Section 7.1 Entitlement to Certificates. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed in accordance with Section 7.3 representing the number of shares registered in certificate form. The Corporation shall not have power to issue a certificate representing shares in bearer form.

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

     Section 7.2 Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights to be set forth in full or summarized on the face or back of any certificate which the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

     Section 7.3 Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

     Section 7.4 Consideration and Payment for Shares. (a) Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities.

     (b) Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

     Section 7.5 Lost, Destroyed or Wrongfully Taken Certificates. (a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

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     (b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

     Section 7.6 Transfer of Stock. (a) If a certificate representing shares of the Corporation is presented to the Corporation with an indorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

                           (i)  in  the  case  of   certificated   shares,   the
         certificate representing such shares has been surrendered;

                           (ii) (A) with respect to certificated shares, the indorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the indorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

                           (iii) the Corporation has received a guarantee of signature of the person signing such indorsement or instruction or such other reasonable assurance that the indorsement or instruction is genuine and authorized as the Corporation may request;

                           (iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

                           (v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

     (a) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

     Section 7.7 Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

     Section 7.8 Effect of the Corporation's Restriction on Transfer. (a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

     (b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares.

     Section 7.9 Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     Section 8.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director of the Corporation or, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a "Covered Person"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.

     Section 8.2 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, a Covered Person shall also have the right to be paid by the Corporation the expenses (including, without limitation, attorneys' fees) incurred in defending, testifying, or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law ("DGCL") requires, an advancement of expenses incurred by a Covered Person in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Covered Person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such Covered Person is not entitled to be indemnified for such expenses under this Article VIII or otherwise.

     Section 8.3 Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Covered Person may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Covered Person shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

     Section 8.4 Non-Exclusivity of Rights. The rights provided to Covered Persons pursuant to this Article VIII shall not be exclusive of any other right which any Covered Person may have or hereafter acquire under applicable law, the Certificate of Incorporation, these By-Laws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

     Section 8.5 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

     Section 8.6 Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Covered Persons. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Covered Persons under this Article VIII.

     Section 8.7 Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these By-Laws inconsistent with this
Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

     Section 8.8 Certain Definitions. For purposes of this Article VIII, (a) references to "other enterprise" shall include any employee benefit plan; (b) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to "serving at the request of the Corporation" shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" for purposes of Section 145 of the DGCL.

     Section 8.9 Contract Rights. The rights provided to Covered Persons pursuant to this Article VIII shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Covered Person's heirs, executors and administrators.

     Section 8.10 Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                                   ARTICLE IX
                                  MISCELLANEOUS

     Section 9.1 Place of Meetings. If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these By-Laws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

     Section 9.2 Fixing Record Dates. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

     Section 9.3 Means of Giving Notice.

     (a) Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these By-Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation,
(iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

     (b) Notice to Stockholders. Whenever under applicable law, the Certificate of Incorporation or these By-Laws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, and
(iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and
(D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder's consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation's transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

     (c) Electronic Transmission. "Electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

     (d) Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder's consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

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     (e) Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

     Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder's address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder's then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

     Section 9.4 Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these By-Laws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

     Section 9.5 Meeting Attendance via Remote Communication Equipment.

     (a) Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

          (i) participate in a meeting of stockholders; and

          (ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

     (b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation, or these By-Laws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

     Section 9.6 Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation's capital stock) on the Corporation's outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

     Section 9.7 Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

     Section 9.8 Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President or any Vice President (or other Senior Vice President) may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board, Chief Executive Officer, President or any Vice President (or other Senior Vice President) may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person's supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

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

     Section 9.9 Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

     Section 9.10 Seal. The seal of the Corporation shall be in such form as shall from time to time be adopted by the Board. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

     Section 9.11 Books and Records. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

     Section 9.12 Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time specified therein, or at the time of receipt of such notice if no time is specified or the specified time is earlier than the time of such receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 9.13 Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

     Section 9.14 Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President or any Vice President. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15 Amendments. The Board shall have the power to adopt, amend, alter or repeal the By-Laws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The By-Laws also may be adopted, amended, altered or repealed by the stockholders.

                                   APPENDIX D

                               DISSENTER'S RIGHTS

Art. 5.11. Rights of Dissenting Shareholders in the Event of Certain Corporate Actions

         A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

                  (1) Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

                  (2) Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

                  (3) Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

         B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

                  (1) the shares, or depository receipts in respect of the shares, held by the shareholder are part of a class or series, shares, or depository receipts in respect of the shares, of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

                           (a) listed on a national securities exchange;

                           (b) listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

                           (c) held of record by not less than 2,000 holders;

                  (2) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

                  (3) the  shareholder  is not required by the terms of the plan
                  of  merger  or  the  plan  of   exchange  to  accept  for  the
                  shareholder's shares any consideration other than:

                           (a) shares, or depository receipts in respect of the shares, of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares, or depository receipts in respect of the shares, of which are:

                                    (i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange;

                                    (ii)  approved  for  quotation as a national
                                    market security on an interdealer  quotation
                                    system  by  the  National   Association   of
                                    Securities   Dealers,   Inc.,  or  successor
                                    entity; or

                                    (iii)  held of record by not less than 2,000
                                    holders;

                           (b) cash in lieu of fractional shares otherwise entitled to be received; or

                           (c)  any  combination  of  the  securities  and  cash
                           described  in  Subdivisions   (a)  and  (b)  of  this
                           subsection.

Art. 5.12.        Procedure for Dissent by Shareholders as to Said Corporate
Actions

         A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

                  (1)(a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

                  (b) With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten
                  (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

                  (2) Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty (60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

                  (3) If,  within  sixty  (60) days  after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

         B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

         C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

         D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

         E. Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

         F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

         G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in
Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

Art. 5.13. Provisions Affecting Remedies of Dissenting Shareholders

         A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

         B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made.

         The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles
5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

         C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under
Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article
5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

                                   APPENDIX E

                     2004 STOCK OPTION AND COMPENSATION PLAN

                              GULFWEST ENERGY INC.
                     2004 STOCK OPTION AND COMPENSATION PLAN

                                   ARTICLE I.
                                     GENERAL

     1.1 Name. This plan will be known as the "GulfWest Energy Inc. 2004 Stock Option and Compensation Plan." Capitalized terms used herein are defined in
Article V hereof.

     1.2 Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant to its key employees Options to purchase Common Stock of the Company. The Plan is designed to help the Company attract and retain superior personnel for positions of substantial responsibility and to provide employees with an additional incentive to contribute to the success of the Company.

     1.3 Effective Date. The Plan will be effective as of April 1, 2004.

     1.4 Eligibility to Participate. Any of the Company's key employees (including officers) will be eligible to participate in the Plan.

     1.5 Maximum Number of Shares of Common Stock Subject to Options. The shares of Common Stock subject to Options granted pursuant to the Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Subject to adjustment pursuant to the provisions of Section 4.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued from time to time pursuant to the exercise of Options shall be one million, six hundred ten thousand (1,610,000). The maximum number of shares of Common Stock with respect to which Options may be granted to any participant in the Plan during the term of the Plan is 500,000. Plan Shares with respect to which an Option has been exercised will not again be available for grant hereunder. If Options terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates.

     1.6 Administration. The Plan will be administered by the Board or by a committee of directors (the "Stock Option Committee") appointed by the Board. As used herein, unless otherwise indicated, "Committee" shall mean the Board or the duly appointed Stock Option Committee, as applicable. Subject to the provisions of the Plan, the Committee will have the sole discretion and authority to determine from time to time the employees to whom Options will be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Option or the exercise thereof, and to make all other determinations necessary or advisable for the administration of the Plan. Except when the Committee consists of the entire Board, the Committee shall consist solely of two or more persons who are both "nonemployee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     A majority of the members of the Committee will constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee will constitute the action of the Committee.

     1.7 Conditions Precedent. The Company will not issue or deliver any Option Agreement or any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

     (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

     (b) The completion of any registration or other qualification of the sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee in its sole discretion deems necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee in its sole discretion determines to be necessary or advisable.

     1.8 Reservation of Shares of Common Stock. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as may be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Plan Shares will relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority has not been obtained.

     1.9 Tax Withholding.

     (a) Condition Precedent. The issuance, delivery or exercise of any Options or Plan Shares under the Plan is subject to the condition that if at any time the Committee determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, the issuance, delivery or exercise of the Options or Plan Shares, then the issuance, delivery or exercise thereof will not be effective unless the withholding has been effected or obtained in a manner acceptable to the Committee.

     (b) Manner of Satisfying Withholding Obligation. When a person is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option or the payment of a director fee, such payment may be made (i) in cash, (ii) by check, (iii) through the withholding by the Company ("Company Withholding") of a portion of the Plan Shares acquired upon the exercise of the Option having a Fair Market Value on the date the amount of tax to be withheld is to be determined equal to the amount required to be withheld or (iv) in any other form of valid consideration, as permitted by the Committee in its discretion; provided that a person who is required to file reports under Section 16 of the Exchange Act shall not be permitted to elect to satisfy his withholding obligation through Company Withholding; provided further, however, that the Committee, in its sole discretion, may require that such person's withholding obligation be satisfied through Company Withholding.

     1.10 Exercise of Options.

     (a) Method of Exercise. Each Option will be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. Any Option will be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with paragraph (b) below. No Option may be exercised for a fraction of a Plan Share.

     (b) Payment of Purchase Price. The purchase price of any Plan Shares purchased will be paid at the time of exercise of the Option either (i) in cash,
(ii) by certified or cashier's check, (iii) by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note will contain such terms and provisions as the Committee may permit, including without limitation the right to repay the note partially or wholly with Common Stock, (iv) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (v) in any other form of valid consideration, as permitted by the Committee. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares will be valued at the then Fair Market Value.

     1.11 Acceleration of Right of Exercise of Options. In the case of an Option not otherwise exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time. Notwithstanding the provisions of any Option Agreement regarding the time for exercise of an Option, the following provisions will apply:

     (a) Mergers and Reorganizations. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, any Option will become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Article pursuant to which it was granted, whichever occurs first; provided that no Option will be immediately exercisable under this section on account of any agreement of merger or other reorganization when the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction. The Option will not become immediately exercisable if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

     (b) Change in Control. In the event of a change in control or threatened change in control of the Company, all Options granted prior to the change in control or threatened change in control will become immediately exercisable. The term "change in control" for purposes of this section refers to the acquisition of 25% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act (other than an acquisition by a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) promulgated under the Exchange Act); provided that no change in control or threatened change in control will be deemed to have occurred if prior to the acquisition of, or offer to acquire, ten percent or more of the voting securities of the Company, the full Board has adopted by not less than two thirds vote a resolution specifically approving such acquisition or offer. The term "person" for purposes of this section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened will be determined solely by the Committee.

     1.12 Compliance with Securities Laws. Plan Shares will not be issued with respect to any Option or director fee unless the exercise of the Option (if applicable) and the issuance and delivery of the Plan Shares complies with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Optionee or director fee recipient to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any federal or state law, rule or regulation. Further, each Optionee or director fee recipient will consent to the imposition of a legend on the certificate representing the Plan Shares issued upon the exercise of the Option or the payment of a director fee, restricting their transferability as required by law or by this section.

     1.13 Employment of Optionee. Nothing in the Plan or in any Option granted hereunder will confer upon any Optionee any right to continued employment by the Company or any of its subsidiaries or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment.

     1.14 Transferability of Options. The Committee may, in its discretion, provide in any Option Agreement that Options granted hereunder may be transferred by the holder thereof upon five days prior written notice to the Company, subject to compliance with applicable securities laws.

     1.15 Information to Optionees. The Company will furnish to each Optionee copies of annual reports, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company will furnish to each Optionee a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

     1.16 Plan Binding on Successors. The Plan will be binding upon the successors and assigns of the Company and any of its subsidiaries that adopt the Plan.

                                  ARTICLE II.
                                TERMS OF OPTIONS

     2.1 Nature of Options. Options may be only Nonqualified Options.

     2.2 Duration of Options. Each Option granted under this Article and all rights thereunder will expire on the date determined by the Committee, but in no event will any Option granted under this Article expire later than ten years after the date on which the Option is granted.

     2.3 Rights Upon Termination of Employment or Service as a Director or Advisor. The Committee shall have discretion to include in each Option Agreement such provisions regarding exercisability of Options following the termination of an Optionee's employment or service as a director or Advisor as the Committee, in its sole discretion, deems to be appropriate.

     2.4 Purchase Price. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option may not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

     2.5 Individual Option Agreements. Each Optionee will be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee will agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

                                  ARTICLE III.
                      AMENDMENT, TERMINATION AND ADJUSTMENT

     3.1 Amendment and Termination. The Plan will terminate on February 11, 2005. No Options will be granted under the Plan after that date of termination. The Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith. No amendment, suspension, or termination of the Plan may, without the consent of the Optionee who has received an Option hereunder, alter or impair any of that Optionee's rights or obligations under any Option granted under the Plan prior to that amendment, suspension, or termination.

     3.2 Adjustment. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the maximum number and kind of Plan Shares as to which Options may be granted and director fees paid under the Plan. A corresponding adjustment will be made in the number or kind of shares allocated to and purchasable under unexercised Options or portions thereof granted prior to any such change. Any such adjustment in outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share purchasable under the Option. The foregoing adjustments and the manner of application of the foregoing provisions will be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                  ARTICLE IV.
                                   DEFINITIONS

     As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     4.1 "Board" means the Board of Directors of the Company.

     4.2 "Code" means the Internal Revenue Code of 1986, as from time to time amended.

     4.3 "Committee" shall have the meaning set forth in Section 1.6.

     4.4 "Common Stock" means the Class A Common Stock, par value $0.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

     4.5 "Company" means Gulfwest Energy Inc., a Texas corporation.

     4.6 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     4.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     4.8 "Fair Market Value" means such value as will be determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the NASDAQ National Market System, such value will be determined by the Committee on the basis of the last reported sale price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the NASDAQ National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the NASDAQ National Market System, the Committee will make a determination of Fair Market Value on the basis of the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there will be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

     4.9 "Nonqualified Option" means an Option that does not qualify as an "incentive option," as defined in Section 422 of the Code.

     4.10 "Option" means a stock option granted under the Plan.

     4.11 "Optionee" means an employee, director or Advisor to whom an Option has been granted hereunder.

     4.12 "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

     4.13  "Plan"  means  the  GulfWest   Energy  Inc.  2004  Stock  Option  and
Compensation Plan, as amended from time to time.

     4.14 "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

     4.15 "Securities Act" means the Securities Act of 1933, as amended.

                                   APPENDIX F

                            2005 STOCK INCENTIVE PLAN

                              GULFWEST ENERGY, INC.
                            2005 STOCK INCENTIVE PLAN

1.       Purpose; Eligibility.

     1.1 General Purpose. The name of this plan is the GulfWest Energy, Inc. 2005 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable GulfWest Energy, Inc., a Texas corporation (the "Company"), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all Shareholders of the Company.

     1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

     1.3 Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Unrestricted Awards, (e) Performance Awards,
(f) Stock Appreciation Rights and (g) Dividend Equivalent Rights.

2. Definitions.

     2.1 "409A Award" means a grant or an award that is considered "nonqualified deferred compensation" within the meaning of Section 409A of the Code and
Section 8 of this Plan.

     2.2 "Administrator" means the Board or the Committee appointed by the Board in accordance with Section 3.5.

     2.3 "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     2.4 "Award" means any right granted under the Plan,  including an Option, a
Restricted  Award,  an  Unrestricted   Award,  a  Performance   Award,  a  Stock
Appreciation Right and a Dividend Equivalent Right.

     2.5 "Award Agreement" means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

     2.6 "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

     2.7 "Board" means the Board of Directors of the Company.

     2.8 "Cause" means, (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

     2.9 "Change in Control" shall mean

          (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Permitted Holders;

          (b) the adoption of a plan relating to the liquidation or dissolution of the Company;

          (c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act) other than Permitted Holders, becomes the Beneficial Owner directly or indirectly of more than 50% of the voting power of the Company; or

          (d) Incumbent Directors cease for any reason to constitute at least a majority of the Board; and

          (e) The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (1) its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction or (2) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.

     2.10 "Code" means the Internal Revenue Code of 1986, as amended.

     2.11 "Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

     2.12 "Common Stock" means the Class A Common Stock, $0.001 par value per share of the Company.

     2.13 "Company" means GulfWest Energy, Inc., a Texas corporation.

     2.14 "Consultant" means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, except as otherwise permitted in Section 5.4 hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

     2.15 "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     2.16 "Covered Employee" means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to Shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     2.17 "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting and fixing the relevant terms of an Award to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

     2.18 "Deferral Eligible Participant" means a Participant who is employed by the Company or an Affiliate as a key executive, managerial or highly compensated employee and who is determined by the Administrator to qualify for inclusion in a "select group of management or highly compensated employees" as described in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), who is designated by the Administrator in its discretion to be eligible to make an elective Unrestricted Stock deferral election pursuant to Section 7.2(b).

     2.19 "Director" means a member of the Board of Directors of the Company.

     2.20 "Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.12 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator. Except in situations where the Plan Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.12 hereof within the meaning of Code Section 22(e)(3), the Plan Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

     2.21 "Dividend Equivalent Right" means an Award granted pursuant to Section 7.5.

     2.22 "Effective Date" shall mean February 28, 2005.

     2.23 "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     2.24 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.25 "Fair Market Value" means, as of any date, the value of the Common Stock as determined in good faith by the Administrator; provided, however, that
(i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported or (ii) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported.

     2.26 "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     2.27 "Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

     2.28 "Listing Date" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

     2.29 "Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

     2.30 "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     2.31 "Officer" means (a) before the Listing Date, any person designated by the Company as an officer and (b) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     2.32 "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

     2.33 "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

     2.34 "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     2.35 "Outside Director" means a Director who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations
Section 1.162-27(e)(3).

     2.36 "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

     2.37 "Performance Award" means Awards granted pursuant to Section 7.3.

     2.38 "Permitted Holders" means Oaktree Capital Management, LLC, OCM GW Holdings, LLC, and the Related Parties.

     2.39 "Plan" means this GulfWest Energy, Inc. 2005 Stock Incentive Plan.

     2.40 "Related Party" means (1) any controlling Shareholder, partner, member or 51% (or more) owned subsidiary of Oaktree Capital Management, LLC or OCM GW Holdings, LLC; or (2) any trust, corporation, partnership, limited liability company or other entity, the beneficiaries, Shareholders, partners, members, owners or persons beneficially holding (directly or through one or more subsidiaries) a 51% or more controlling interest of which consist of either or both of Oaktree Capital Management, LLC or OCM GW Holdings, LLC and/or such other persons referred to in the immediately preceding clause or this clause
(2).

     2.41 "Restricted Award" means any Award granted pursuant to Section 7.1.

     2.42 "Right of Repurchase" means the Company's option to repurchase unvested Common Stock acquired under the Plan upon the Participant's termination of Continuous Service pursuant to Section 11.8.

     2.43 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     2.44 "SEC" means the Securities and Exchange Commission.

     2.45 "Securities Act" means the Securities Act of 1933, as amended.

     2.46 "Stock Appreciation Right" means the right pursuant to an award granted under Section 7.4 to receive an amount equal to the excess, if any, of
(A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.

     2.47 "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

     2.48 "Unrestricted Award" means any Award granted pursuant to Section 7.2.

     3. Administration.

     3.1 Administration by Board. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5 (the group that administers the Plan is referred to as the "Administrator").

     3.2 Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

     3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Awards are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (vi) to determine the number of shares of Common Stock to be made subject to each Award; (vii) to determine whether each Stock Option is to be an ISO or a Non-Statutory Stock Option;
(viii) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (ix) to amend any outstanding Awards for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award, such amendment shall also be subject to the Participant's consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to a Stock Option and the exercise price, shall not constitute an impairment of the Participant's rights that requires consent); (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined to be arbitrary and capricious.

     3.5 The Committee.

          (a) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Plan Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

          (b) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 of the Exchange Act and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Rights to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to
     Section 16 of the Exchange Act.

     3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

     4.1 Share Reserve. Subject to the provisions of Section 12.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company's authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all Awards under the Plan shall not exceed 28,525,000 shares, all of which may be used for Incentive Stock Options. The maximum amount of Common Stock that may be issued under the Plan specified above shall be reduced by 1,525,000, the total number of shares underlying options and awards granted and outstanding on the Effective Date ("Prior Outstanding Awards") under the terms of the GulfWest Energy Inc. 2004 Stock Option and Compensation Plan (the "2004 Plan"). If, prior to the termination of the Plan, a Prior Outstanding Award shall expire, be forfeited or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited or terminated rights shall again be available for purposes of this Plan and the number of shares of Common Stock which may be issued upon the exercise of Awards under the Plan shall be increased by the number of shares of Common Stock underlying such expired, forfeited or terminated Prior Outstanding Awards that become eligible for Award under this Plan. In no event, however, will the maximum aggregate amount of Common Stock which may be issued upon exercise of all grants and awards under the Plan, including Incentive Stock Options and Prior Outstanding Awards that terminate and become available under this Plan, exceed 28,525,000 shares of Common Stock, subject to adjustment in accordance with Section 12.1 hereof.

     4.2 Reversion of Shares to the Share Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If Common Stock issued under the Plan is reaquired by the Company pursuant to the terms of a Right of Repurchase or other forfeiture provision, such shares of Common Stock shall again be available for issuance under the Plan.

     4.3 Source of Shares. The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock or reacquired Common Stock, bought on the market, pursuant to any Right of Repurchase or other forfeiture provision, or otherwise.

5. Eligibility.

     5.1 Eligibility for Specific Awards. Eligible Award recipients who are selected by the Administrator shall be eligible for Awards hereunder, subject to limitations set forth in this Plan; provided, however, Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants who are designated by the Administrator.

     5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

     5.3 Section 162(m) Limitation. Subject to the provisions of Section 12.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than 5,000,000 shares of Common Stock during any calendar year. This
Section 5.3 shall not apply prior to the Listing Date and, following the Listing Date, this Section 5.3 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with
Section 4.1); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of Shareholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

     5.4 Consultants. From and after the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or
(2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

     5.5 Directors. Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan.

6.       Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code and Section 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     6.1 Term.  Subject to the  provisions  of Section 5.2 regarding Ten Percent
Shareholders,   no  Incentive  Stock  Option  shall  be  exercisable  after  the expiration of 10 years from the date it was granted.

     6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     6.3 Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than 35% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; provided, however, any Nonstatutory Stock Option with an exercise price less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted shall be a 409A Award and shall be subject to the additional requirements of Section 8. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     6.4 Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by certified or bank check at the time the Option is exercised or (ii) or in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (1) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock For Stock Exchange"); (2) during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "Cashless Exercise"); (3) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note; provided, however, if applicable law requires, the par value (if any) of Common Stock, if newly issued, shall be paid in cash or cash equivalents. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of any such loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the forgoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), a Cashless Exercise, exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. ss. 78m(k)) shall be prohibited with respect to any Award under this Plan.

     6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     6.6 Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a permitted transferee upon written approval by the Administrator to the extent provided in the Option Agreement. A permitted transferee includes: (1) a transfer by gift or domestic relations order to a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests;
(2) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such Nonstatutory Stock Option; and (3) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     6.7 Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a Change in Control of the Company.

     6.8 Termination of Continuous Service. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Outstanding Options that are not exercisable at the time an Optionholder's Continuous Service terminates for any reason other than for Cause (including an Optionholder's death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder's Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

     6.9 Employment by a Competitor. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder (i) voluntarily resigns his or her employment with the Company and its Affiliates and (ii) thereafter is employed by any person or entity that is engaged in any line of business in which the Company or any Affiliate is engaged as of the date of such resignation (a "Competitor"), then all Options held by such Optionholder shall expire on the later of the 30th day following the Optionholders termination of Continuous Service or the commencement of such Optionholder's employment with such Competitor, irrespective of whether such Optionholder's employment with the Competitor continues through such 30-day period.

     6.10 Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason other than Cause (including upon the Optionholder's death or Disability) would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

     6.11 Death of Optionholder. Unless otherwise provided in an Option Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or
(b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     6.12 Disability of Optionholder. Unless otherwise provided in an Option Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or
(b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     6.13 Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In such case, the shares of Common Stock acquired on exercise shall be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to a Right of Repurchase in favor of the Company or to any other restriction the Administrator determines to be appropriate. The Company will not be required to exercise its Right of Repurchase until at least six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Administrator otherwise specifically provides in the Option.

     6.14 Reload Options. At the discretion of the Administrator, the Option may include a "reload" feature pursuant to which an Optionholder exercising an option by the delivery of a number of shares of Common Stock in accordance with
Section 6.4 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administrator may provide) to purchase that number of shares of Common Stock equal to the number delivered in a Stock For Stock Exercise of the original Option.

     6.15 Additional Requirements Under Section 409A. Each Option agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code.

     6.16 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

7. Provisions of Awards Other Than Options.

     7.1 Restricted Awards. The Administrator may from time to time award (or sell at a purchase price determined by the Administrator) restricted Common Stock under the Plan to eligible Participants. Restricted Awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Administrator shall determine. Each restricted stock purchase agreement shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (a) Purchase Price. The purchase price of restricted Awards shall be determined by the Administrator, and may be stated as cash, property, a contract for future services or prior services.

          (b) Consideration. The consideration for Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either:
     (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock For Stock Exchange, a contract for future services or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

          (c) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior or future services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any restricted stock purchase agreement in the event a Change in Control occurs.

          (d) Termination of Participant's Continuous Service. Unless otherwise provided in an Option Agreement or a restricted stock purchase agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant's Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit unvested shares acquired in consideration of prior or future services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Option Agreement or restricted stock purchase agreement shall be forfeited and the Participant shall have no rights with respect to the Award.

          (e) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the restrictions of the restricted stock purchase agreement.

          (f) Concurrent Tax Payment. The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

          (g) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the restricted Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant's beneficiary or estate, as the case may be. The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant's taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; or (ii) the date that is 2-1/2 months after the end of the Company's taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later.

     7.2 Unrestricted Awards.

          (a) Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, award (or sell at a purchase price determined by the Administrator) an Unrestricted Award to any Participant, pursuant to which such individual may receive shares of Common Stock free of any vesting restriction ("Unrestricted Stock") under the Plan. Unrestricted Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual. Except as elected pursuant to Section 7.2(b), the Common Stock certificate for Unrestricted Stock shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant's taxable year for which services rendered as consideration were provided and in which the Participant has a legally binding right to such amounts; or (ii) the date that is 2-1/2 months after the end of the Company's taxable year for which services rendered as consideration were provided and in which the Participant has a legally binding right to such amounts, whichever is later.

          (b) Deferral of Awards. Each Participant who has made an election to receive shares of Unrestricted Stock under this Section 7.2 will have the right to defer receipt of up to 100% of such shares of Unrestricted Stock payable to such Participant in accordance with such rules and procedures as may from time to time be established by the Company for that purpose. The deferred Unrestricted Stock shall be entitled to receive Dividend Equivalent Rights settled in shares of Common Stock. A deferral election must satisfy the election timing requirements of Section 7.2(b)(1) or
     Section 7.2(b)(2) and the 409A Award conditions of Section 8 in addition to the additional requirements of this Section7.2(b).

               (1) The Participant's election to defer an Award of Unrestricted Stock must be filed with the Administrator during the election period ending not later than the close of the preceding calendar year (or at such other time as may be permitted by the Administrator that is provided in regulations under Section 409A of the Code). In the case of the first calendar year in which a Participant becomes a Deferral Eligible Participant, such election may be made with respect to services to be performed subsequent to the election within 30 days after the date the Participant becomes a Deferral Eligible Participant.

               (2) The Participant's election to defer a performance-based Unrestricted Stock Award determined with respect to services performed over a period of at least 12 months, must be filed with the Administrator during the election period ending not later than six months before the end of the performance measurement period, or such other period as is permitted under Section 409A of the Code.

               (3) A deferral election shall be irrevocable once filed with the Administrator, except as otherwise provided herein. The Administrator may, but is not required to, permit a subsequent election to further defer or change (but not accelerate) the timing or form of distribution. However, a subsequent election will not be permitted unless (i) the subsequent election does not become effective until at least 12 months after the date on which the subsequent election is filed with the Administrator; (ii) except in the case of a distribution on account of the Participant's death, becoming Disabled (as defined in Section 8.3(b)), or an Unforeseeable Emergency (as defined in Section 8.3(c)), the subsequent election must defer the payment for not less than five years from the date such distribution would otherwise have been made; and (iii) any subsequent election to defer the time or form of a distribution scheduled for a fixed date or pursuant to a fixed schedule specified in the initial election may not be made less than 12 months prior to the date of the first scheduled distribution.

               (4) Continuing Election. An Unrestricted Stock deferral election shall continue in effect from year to year while the Participant continues to be a Deferral Eligible Participant unless it is revoked or modified during an election period permitted under Section 7.2(b)(1).

               (5) Bookkeeping Account. At such time or times as the Participant would have been, but for the Unrestricted Stock deferral election, entitled to purchase or receive shares of Common Stock, the Administrator shall credit the Participant's notional stock account with an appropriate number of shares of Common Stock determined by dividing the deferred amount by the Fair Market Value of a share of Common Stock on such date. If the amount withheld is insufficient to credit the Participant with a whole number of shares of Common Stock, any residual credit shall be credited to the Participant's account and carried forward until such credits can be combined with any subsequent deferrals to credit the Participant's notional stock account with additional shares of Common Stock.

               (6) Vesting. Each Participant who enters into an Unrestricted Stock deferral election shall have a fully vested non-forfeitable interest in all amounts covered by the Stock Purchase Deferral
          Election under the Plan and the earnings, losses and dividend equivalents credited thereto. Notwithstanding the foregoing, all amounts credited to the Participant's notional stock account shall be unfunded, payable from the Company's general assets and subject to the claims of the Company's creditors. The Unrestricted Stock deferral election constitutes a mere promise by the Company to make benefit payments in the future, shall not constitute Common Stock, and shall not be deemed to be held under any trust, escrow or other secured or segregated fund, but shall remain a general unpledged, unrestricted asset of the Company at all times subject to the claims of general creditors of the Company. Benefits shall not be transferable and shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance by any Participant or beneficiary and any attempt to do so shall be null and void, nor may the same be subject to attachment or seizure by any creditor of any Participant or any beneficiary.

               (7) Distributions. Distribution of the Participants notional stock account shall be made only in the form of shares of Common Stock (except for any residual credit where the amount withheld was insufficient to credit the Participant with the equivalent of a whole number of shares of Common Stock). All distributions shall be subject to the 409A Award conditions of Section 8.

               (8) Restrictions on Transfers. The right to receive Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledge or otherwise encumbered, other than by will or the laws of descent and distribution.

     7.3 Performance Awards.

     (a) Nature of Performance Awards. A Performance Award is an Award entitling the recipient to acquire actual shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitation and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Performance Award shares that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, share price performance, improvements in the Company's attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance objectives for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance objectives shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance objectives may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant's termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, as the Administrator shall determine. Such objective performance goals do not have to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

     (b) Restrictions on Transfer. Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) Rights as a Shareholder. A Participant receiving a Performance Award shall have the rights of a Shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator). The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant's taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts; or
(ii) the date that is 2-1/2 months after the end of the Company's taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later.

     (d) Termination. Except as may otherwise be provided by the Administrator at any time, a Participant's rights in all Performance Awards shall automatically terminate upon the Participant's termination of employment (or business relationship) with the Company and its Affiliates for any reason.

     (e) Acceleration, Waiver, Etc. At any time prior to the Participant's termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award in the event a Change in Control occurs.

     (f) Certification. Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of
Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.3(f).

     7.4 Stock Appreciation Rights.

     (a) General. Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or, provided the requirements of Section 7.4(b) are satisfied, in tandem with all or part of any Option granted under the Plan ("Related Rights"). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

     (b) Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (1) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (2) satisfies the requirements of Section 7.4(h) and Section 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (i) the floor for determining the appreciation component of the Stock Appreciation Right that will be paid to the Participant (i.e., the amount used to determine the appreciation in excess of the value of the Common Stock that the holder is entitled to receive upon exercise (hereinafter, the "SAR exercise price")) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (ii) the Common Stock subject to the right is traded on an established securities market, (iii) only such traded Common Stock may be delivered in settlement of the right upon exercise, and (iv) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

     (c) Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.4(b)(1) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.4(b)(1) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.4(h) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

     (d) Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Stock Appreciation Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.4(b)(1) are satisfied.

     (e) Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

     (f) Written Request. Any election by an Optionholder to receive cash in full or partial settlement of a Stock Appreciation Right, and any exercise of such Stock Appreciation Right for cash, may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

     (g) Disapproval by Administrator. If the Administrator disapproves in whole or in part any election by an Optionholder to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Optionholder's right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Optionholder's right to exercise any related Option.

     (h) Additional Requirements under Section 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section
7.4(b)(1) shall satisfy the requirements of this Section 7.4(h) and the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Stock underlying the award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), provides that it is settled in cash, or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the "SAR Amount"). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in
Section 8.1 hereof.

     7.5 Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Common Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Participant as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or, subject to satisfaction of the requirements of Section 8 and
Section 409A of the Code, may be deemed to be reinvested in additional shares of Common Stock as of the dividend payment date, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Common Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     7.6 Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the Award for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the Award.

8. Additional  Conditions Applicable to Nonqualified Deferred Compensation Under
   Section 409A of the Code.

     In the event any grant or award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the grant or award on the Grant Date (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code (a "409A Award"), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

     8.1 Exercise and Distribution. No 409A Award shall be exercisable or distributable earlier than upon one of the following:

               (a) Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Award Date or Grant Date. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Award Date or Grant Date.

               (b) Separation from Service. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided however, if the 409A Award recipient is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company's stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service.

               (c) Death. The date of death of the 409A Award recipient.

               (d) Disability. The date the 409A Award recipient becomes disabled (within the meaning of Section 8.3(b) hereof).

               (e) Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 8.3(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's other assets (to the extent such liquidation would not itself cause severe financial hardship).

               (f) Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 8.3(a) hereof), including the Company's discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

     8.2 Term. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company's taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient's taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of
(i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

               (a) No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

               (b) Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

               (c) Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

               (d) Change in Control Event. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that the such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this 8 and the requirements of Section 409A of the Code.

     8.3 Definitions. Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

               (a) "Change in Control Event" means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in IRS Notice 2005-1, Q&A-11, Q&A-12, Q&A-13 and Q&A-14).

               (b) "Disabled" means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

               (c) "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in
          Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

9. Covenants of the Company.

     9.1 Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

     9.2 Securities Law Compliance. Each Stock Option Agreement and Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

10. Use of Proceeds from Stock.

     Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.      Miscellaneous.

     11.1 Acceleration of Exercisability and Vesting. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

     11.2 Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12.1, hereof.

     11.3 No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     11.4 Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either
(a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

     11.5 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     11.6 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note.

     11.7 Transfer of Stock Acquired Under Plan. Notwithstanding anything to the contrary herein, a Participant may not transfer Common Stock acquired under this Plan to the Company within six months after the purchase of such Common Stock (the "Six Months Holding Period"), other than, if permitted by the Administrator in its discretion, to satisfy minimum tax withholding requirements.

     11.8 Right of Repurchase. Each Award Agreement may provide that, following a termination of the Participant's Continuous Service, the Company may
repurchase the Participant's unvested Common Stock acquired under the Plan as provided in this Section 11.8 (the "Right of Repurchase"). In the case of unvested Common Stock, the Right of Repurchase shall be exercisable at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock. The Award Agreement may specify the period of time following a termination of the Participant's Continuous Service during which the Right of Repurchase may be exercised, provided that such exercise may in any event be extended to a date that is within 60 days after the date the Six Months Holding Period has been satisfied. In the case of unvested Common Stock purchased in exchange for services, the Company shall be entitled to forfeit such Unvested Common Stock without regard to the exercise of its Right of Repurchase and without payment of any consideration.

12. Adjustments Upon Changes in Stock.

     12.1 Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (i) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Awards granted hereunder; (ii) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Incentive Stock Options granted hereunder; (iii) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (iv) the maximum number of shares of Stock with respect to which Options may be granted to any single Optionee during any calendar year; and (v) the exercise price of any Stock Option in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.

     12.2 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

     12.3 Change in Control and Other Corporate Transactions. In the event of a Change in Control, dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a reverse merger in which the Company is the surviving entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (collectively, a "Corporate Transaction"), then, the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (i) the continuation of outstanding grants by the Company (if the Company is the surviving entity); (ii) the assumption of the Plan and such outstanding grants by the surviving entity or its parent;
(iii) the substitution by the surviving entity or its parent of grants with substantially the same terms (including an award to acquire the same consideration paid to the shareholders in the transaction described in this
Section 12.3) for such outstanding grants and, if appropriate, subject to the equitable adjustment provisions of Section 12.1 hereof; (iv) the cancellation of such outstanding grants in consideration for a payment equal in value to the Fair Market Value of vested grants, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or (v) the cancellation of such outstanding grants without payment of any consideration. Any such payment may be paid in cash or such other consideration payable to the holders of outstanding shares of Common Stock of the Company in connection with such Corporate Transaction. If vested Awards would be canceled without consideration, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such Corporate Transaction or ten days after the Administrator provides the grant holder a notice of cancellation, to exercise such grants in whole or in part without regard to any installment exercise provisions in the Award Agreement. In addition, the Administrator, in its discretion, may provide for acceleration of unvested awards in connection with any of the alternatives described above.

     12.4 Issuance of Common Stock Upon Conversion of Convertible Securities. Each Award Agreement may provide that, upon conversion of any security of the Company into additional shares of Common Stock, the number of shares of Common Stock issuable pursuant to any Award may be adjusted by the appropriate number such that the percentage of Common Stock outstanding of the Company on a fully diluted basis attributable to the Award immediately prior to such conversion will be equal to the percentage of Common Stock outstanding of the Company on a fully diluted basis attributable to the Award immediately following such conversion.

13. Amendment of the Plan and Awards.

     13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12.1 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the Shareholders of the Company to the extent Shareholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on Shareholder approval.

     13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for Shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan if (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant's rights that requires consent of the Participant.

     13.5 Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, the cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the shares of Common Stock underlying the Option and the aggregate exercise price, shall not be an impairment of the Participant's rights that requires consent of the Participant.

14.      General Provisions.

     14.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     14.2 Recapitalizations. Each Stock Option Agreement and Award Agreement shall contain provisions required to reflect the provisions of Section 12.1.

     14.3 Delivery. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

     14.4 Other Provisions. The Stock Option Agreements and Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

     14.5 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15. Market Stand-Off.

     15.1 Each Stock Option Agreement and Award Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Stock subject to the Market Stand-Off, or into which such shares of Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

16. Effective Date of Plan.

     The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the Shareholders of the Company, which approval shall be within 12 months before or after the date the Plan is adopted by the Board.

17. Termination or Suspension of the Plan.

     The Plan shall terminate automatically on February 24, 2015, but no later than the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18. Choice of Law.

     The law of the State of Texas shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

19. Execution.

     To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the GulfWest Energy, Inc. 2005 Stock Incentive Plan to be executed effective as of the 28th day of February, 2005.


                               GULFWEST ENERGY, INC.


                               By:        /s/ Allan D. Keel
                                          --------------------------------------
                               Name:      Allan D. Keel
                                          --------------------------------------
                               Title:     President and CEO
                                          --------------------------------------

                                   APPENDIX G

                             AUDIT COMMITTEE CHARTER

                             AUDIT COMMITTEE CHARTER

                                 March 22, 2001

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

     1. Provide an open avenue of communication between the independent accountants and the board of directors.

     2.   Review and update the committee's charter annually.

     3. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

     4. Confirm and assure the independence of the independent accountants, including a review of management consulting services and related fees provided by the independent accountants, if applicable.

     5.   Inquire  of  management   and  the   independent   accountants   about
          significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     6.   Consider the audit scope and plan with the independent accountants.

     7. Consider with management the rationale for employing audit firms other than the independent accountants.

     8. Review with the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     9.   Consider and review with the independent accountants:

          a. The adequacy of the Company's internal controls, including computerized information systems controls and security.

          b. Any related significant findings and recommendations of the independent accountants, together with management's response thereto.

     10.  Review  with  management  and  the  independent   accountants  at  the
          completion of the annual examination:

          a.   The Company's annual financial statements and related notes.

          b. The independent accountant's audit of the financial statements and report thereon.

          c. Any significant changes required in the independent accountant's audit plan.

          d. Any serious difficulties or disputes with management encountered during the course of the audit.

          e.   Other matters  related to the conduct of the audit,  which are to
               be  communicated  to  the  committee  under  generally   accepted
               auditing standards.

     11.  Consider and review with management:

          a. Significant findings during the year and management's responses thereto.

          b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

          c.   Any changes required in the planned scope of their audit plan.

     12. Review SEC filings and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

     13. Review the interim financial report (before it is filed with the SEC or other regulators) with management and the independent accountants.

     14. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountants.

     15. Review with the independent accountant the results of their review of the Company's monitoring compliance with the Company's code of conduct.

     16. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

     17. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

     18.  Report  committee   actions  to  the  board  of  directors  with  such
          recommendations as the committee may deem appropriate.

     19. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

     20. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     21. The committee shall meet at frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

     22. The committee will perform such other functions as assigned by law, the Company's articles or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be nominated and designated by the full board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

                              GULFWEST ENERGY INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 1, 2005

         The undersigned hereby appoints Jim C. Bigham proxy of the undersigned, with power of substitution, to vote all shares held by the undersigned which are entitled to be voted at the Annual Meeting of Shareholders to be held June 1, 2005 and any adjournment(s) thereof, as effectively as the undersigned could do if personally present.

         (1) To elect the following persons as directors, each to serve until the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified:

              Lee B. Backsen
              Lon McCain

         ___  FOR all persons listed (except as marked to the contrary below.)
         ___  Withhold authority to vote for all nominees
         ___  Withhold authority to vote for nominee(s), named below:

         _______________________________________________________________________

         _______________________________________________________________________


         (2) To approve the merger of the Company into a wholly owned Delaware subsidiary, Crimson Exploration Inc., to effectuate the change of our state of incorporation from Texas to Delaware and to increase the number of authorized shares of common stock from 80 million to 200 million.

         ___  FOR reincorporation.
         ___  Withhold authority to vote for reincorporation.


         (3)  To approve the 2004 Stock Option and Compensation Plan.

         ___  FOR approval of 2004 Stock Option and Compensation Plan.
         ___ Withhold authority to vote for 2004 Stock Option and Compensation Plan.

         (4) To approve the 2005 Stock Incentive Plan.

         ___  FOR approval of 2005 Stock Incentive Plan.
         ___  Withhold  authority to vote for 2005 Stock Incentive Plan.


         (5) In the discretion of the Proxy holder, on any other matter that may properly come before the meeting or any adjournments thereof.

         The shares represented by this Proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTERS (1 - 4) above.

         The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the capital stock of the Company and hereby ratifies and confirms all that the Proxy, or his substitutes, or any of them, may lawfully do by virtue hereof.

         Please sign below, date, detach and return this page promptly in the enclosed envelope.

Dated:
        -------------     ------------------------------------------------------

                          ------------------------------------------------------



                               IMPORTANT: Please date this Proxy and sign your
                         name exactly as it appears to the left. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. Where there is more than one owner, each owner must sign.